UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Tactical Opportunities Fund (Formerly BlackRock Managed Volatility Portfolio)

BlackRock U.S. Opportunities Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 09/30/2016

Item 1 – Report to Stockholders

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock All-Cap Energy & Resources Portfolio

▶   BlackRock Emerging Markets Dividend Fund

▶   BlackRock Energy & Resources Portfolio

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s underweight in the refining & marketing subsector was the primary cause of its underperformance. Refining margins, which are a measure of industry profitability, increased significantly during 2015. In addition, the industry benefited from rising gasoline demand in the United States, falling input costs stemming from lower oil and natural gas prices, and tighter supplies caused by capacity outages in Latin America and the Middle East. U.S.-based refiners gained an additional boost from a widening of the spread between West Texas Intermediate (U.S.) and Brent (international) crude oil, which further supported refining margins. While the investment adviser reduced the extent of the Fund’s underweight in refining stocks early in the period through the additions of Valero Energy and Tesoro Corp., the subsector’s outperformance in the fourth quarter of 2015 was sufficiently strong to impact results for the entire period.

•

At a stock level, the portfolio’s overweight position in the U.S.-based exploration and production (“E&P”) company ConocoPhillips — which came under pressure following a dividend cut — was one of the largest detractors.

•

The merger between Royal Dutch Shell PLC and BG Group PLC was completed early in the period. The deal, which increased Shell’s oil and gas reserves by more than 25%, included liquefied natural gas plants and deep-water oil off the coast of Brazil. The Fund’s overweight position in BG Group contributed positively to relative performance.

•

The Fund was also aided by its overweights in Pioneer Natural Resources Co. and Encana Corp. E&P stocks with U.S. assets generated robust performance, as their results generally showed continued cost efficiencies.

Describe recent portfolio activity.

•

The investment adviser continued to believe E&P companies with low-cost assets and strong balance sheets would be in the most advantageous position to capitalize on the improvement in the oil market. The Fund therefore remained overweight in the E&P industry, with a bias toward higher-quality companies.

Describe portfolio positioning at period end.

•	The Fund was overweight in E&P stocks, and it was underweight in the integrated, distribution and oil services industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Royal Dutch Shell PLC, Class A	11%
Exxon Mobil Corp.	10
BP PLC	6
Chevron Corp.	5
EOG Resources, Inc.	5
ConocoPhillips	5
Anadarko Petroleum Corp.	4
Occidental Petroleum Corp.	4
Schlumberger Ltd.	4
Baker Hughes, Inc.	4

Industry Allocation	Percent of Net Assets

Oil, Gas & Consumable Fuels	90%
Energy Equipment & Services	9
Other Assets Less Liabilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.86%	14.33%	N/A	(0.87)%	N/A	0.76%	N/A
Service	12.49	13.77	N/A	(1.27)	N/A	0.37	N/A
Investor A	12.55	13.88	7.90%	(1.29)	(2.35)%	0.36	(0.18)%
Investor B	12.15	13.01	8.51	(2.02)	(2.41)	(0.24)	(0.24)
Investor C	12.05	12.91	11.91	(2.02)	(2.02)	(0.38)	(0.38)
MSCI World Energy Index	12.13	17.02	N/A	2.41	N/A	1.84	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,128.60	$5.00	$1,000.00	$1,020.30	$4.75	0.94%
Service	$1,000.00	$1,124.90	$7.17	$1,000.00	$1,018.25	$6.81	1.35%
Investor A	$1,000.00	$1,125.50	$7.17	$1,000.00	$1,018.25	$6.81	1.35%
Investor B	$1,000.00	$1,121.50	$10.98	$1,000.00	$1,014.65	$10.43	2.07%
Investor C	$1,000.00	$1,120.50	$10.97	$1,000.00	$1,014.65	$10.43	2.07%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	5

Fund Summary as of September 30, 2016	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Stock selection in China and South Korea, particularly within the information technology (“IT”) sector, was the largest detractor from relative performance. The sector performed particularly well due to strong financial results for many companies in the latter half of the period. However, in this environment, the investment adviser’s decision not to hold Chinese IT stocks, such as Tencent Holdings Ltd. due to their lack of dividends, weighed on relative performance. Also, the lack of a position in Samsung Electronics Co. Ltd., which rallied on increased demand for memory and organic light-emitting diode displays, was another detractor of note.

•

The largest contribution to performance came from an overweight position in Brazil, together with stock selection in the country. Stock selection in India also added value. The largest individual contributor was an overweight in the education provider Kroton Educacional SA. The stock was boosted by better student-loan financing terms, as well as a broader rally in Brazilian stocks that was sparked by the improving prospects for political change. The Brazilian financial firms Itau Unibanco Holding SA, Cetip SA Mercados Organizados and BM&F Bovespa SA were also among the Fund’s top performers.

Describe recent portfolio activity.

•

The investment adviser continued to shift the portfolio into high-quality, cyclical growth stocks, a market segment where it believed valuations had become attractive. The Fund subsequently increased its weightings in the consumer discretionary and materials sectors, in part by initiating positions in Hero MotorCorp Ltd., Sun TV Network Ltd., and MMC Norilsk Nickel. Conversely, the investment adviser reduced the Fund’s allocation to the financials, consumer staples and industrials sectors. At the country level, the investment adviser added exposure to India and trimmed the Fund’s weightings in Mexico and Taiwan.

Describe portfolio positioning at period end.

•

The Fund remained focused on identifying companies with high-quality balance sheets and strong cash flows. Relative to the benchmark, the Fund ended the period with its largest overweight positions in India and Brazil, while its most significant underweights were in South Korea and South Africa. At the sector level, the Fund was overweight in industrials and underweight in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4%
Itau Unibanco Holding SA - ADR	4
KT&G Corp.	3
China Mobile Ltd.	3
Novatek OAO - GDR	3
NTPC Ltd.	3
Kroton Educacional SA	2
Hero MotoCorp Ltd.	2
Bharat Petroleum Corp. Ltd.	2
EcoRodovias Infraestrutura e Logistica SA	2

Geographic Allocation	Percent of Net Assets
China	22%
India	16
Brazil	13
Taiwan	10
Thailand	7
South Korea	6
Mexico	5
Russia	5
Hong Kong	3
South Africa	3
Indonesia	3
Other[1]	7

[1]	Includes holdings within countries that are 2% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[2,5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.10%	16.72%	N/A	5.04%	N/A	(2.28)%	N/A
Investor A	11.00	16.57	10.45%	4.81	3.69%	(2.50)	(3.47)%
Investor C	10.63	15.83	14.83	4.06	4.06	(3.20)	(3.20)
MSCI Emerging Markets Index	9.75	16.78	N/A	3.03	N/A	(2.70)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,111.00	$7.92	$1,000.00	$1,017.50	$7.57	1.50%
Investor A	$1,000.00	$1,110.00	$9.23	$1,000.00	$1,016.25	$8.82	1.75%
Investor C	$1,000.00	$1,106.30	$13.16	$1,000.00	$1,012.50	$12.58	2.50%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	7

Fund Summary as of September 30, 2016	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

The Fund’s underweight in the refining & marketing subsector was the primary cause of its underperformance. Refining margins, which are a measure of industry profitability, increased significantly during 2015. In addition, the sector benefited from rising gasoline demand in the United States, falling input costs stemming from lower oil and natural gas prices, and tighter supplies caused by capacity outages in Latin America and the Middle East. U.S.-based refiners gained an additional boost from a widening of the spread between West Texas Intermediate (U.S.) and Brent (international) crude oil, which further supported refining margins. While the investment adviser reduced the Fund’s underweight in refining stocks early in the period through the additions of HollyFrontier Corp. and Tesoro Corp., the subsector’s outperformance in the fourth quarter of 2015 was sufficiently strong to impact results for the entire period.

•

The Fund’s higher-quality bias within the exploration and production (“E&P”) sector was an additional driver of underperformance. As oil prices recovered from their lows, E&P stocks with greater financial leverage outperformed. As a result, the Fund’s underweight positions in Southwestern Energy Co. and Consol Energy, Inc. were among its largest detractors.

•	The Fund’s positioning in the oil services industry made a substantial contribution to relative performance, with both security selection and allocation adding value. The Fund maintained an underweight position in the group due to the investment adviser’s view that oversupply will force producers scale back spending. The advisor reduced the extent of the underweight during the period, however, as the relative weakness in oil services created some attractive entry points in individual stocks.

•

A non-benchmark position in the U.S.-based E&P company Pioneer Natural Resources Co. was the largest individual contributor to relative performance. E&P stocks with U.S. assets generated strong performance, as their results generally showed continued cost efficiencies. The Fund was also aided by its overweight positions in RSP Permian, Inc. and Encana Corp.

Describe recent portfolio activity.

•

In addition to expanding to its weighting in refiners, the Fund also increased its exposure to the oil services sub-sector. While the Fund remained underweight in the subsector relative to the benchmark, the investment adviser saw an attractive entry point given the underperformance of the companies in this space. At the individual stock level, the Fund initiated a position in Lundin Petroleum AB based on the investment adviser’s positive view regarding the company’s assets and ability to reduce costs. To fund the purchase, the Fund exited its positions in the U.S. E&P companies in Range Resources Corp. and Laredo Petroleum, Inc.

Describe portfolio positioning at period end.

•

The Fund held its largest overweights in the exploration & production sub-sectors, while its most significant underweights were in the integrated, refining & marketing, oil services and coal sub-sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Cimarex Energy Co.	7%
Marathon Oil Corp.	6
Enbridge, Inc.	6
EQT Corp.	6
Encana Corp.	6
Cabot Oil & Gas Corp.	5
Concho Resources, Inc.	4
Baker Hughes, Inc.	4
Pioneer Natural Resources Co.	4
Oil Search Ltd.	4

Industry Allocation	Percent of Net Assets
Oil, Gas & Consumable Fuels	86%
Energy Equipment & Services	13
Short-Term Securities	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	17.76%	13.94%	N/A	(6.18)%	N/A	(2.70)%	N/A
Investor A	17.59	13.60	7.63%	(6.47)	(7.47)%	(3.00)	(3.53)%
Investor B	17.23	12.85	8.35	(7.16)	(7.51)	(3.59)	(3.59)
Investor C	17.10	12.79	11.79	(7.15)	(7.15)	(3.71)	(3.71)
MSCI World Small and Mid-Cap Energy Index	18.83	15.12	N/A	(4.21)	N/A	(1.16)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,177.60	$5.66	$1,000.00	$1,019.80	$5.25	1.04%
Investor A	$1,000.00	$1,175.90	$7.34	$1,000.00	$1,018.25	$6.81	1.35%
Investor B	$1,000.00	$1,172.30	$11.24	$1,000.00	$1,014.65	$10.43	2.07%
Investor C	$1,000.00	$1,171.00	$11.23	$1,000.00	$1,014.65	$10.43	2.07%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The Manager has voluntarily waived and/or reimbursed a portion of the expenses of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio. Without such waiver and/or reimbursement, each such Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	11

Schedule of Investments September 30, 2016	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 8.9%
Baker Hughes, Inc.	90,716	$4,578,436
Halliburton Co.	20,200	906,576
Schlumberger Ltd.	62,741	4,933,952

		10,418,964
Oil, Gas & Consumable Fuels — 90.5%
Anadarko Petroleum Corp.	80,871	5,123,987
BP PLC	1,218,648	7,103,142
Cabot Oil & Gas Corp.	71,766	1,851,563
Cairn Energy PLC (a)	456,878	1,112,923
Chevron Corp.	59,147	6,087,409
Cimarex Energy Co.	26,612	3,575,854
ConocoPhillips	127,219	5,530,210
Devon Energy Corp.	68,495	3,021,314
Enbridge, Inc.	79,523	3,495,024
Encana Corp.	265,992	2,779,641
Eni SpA	143,496	2,067,830
EOG Resources, Inc.	61,566	5,954,048
EQT Corp.	33,567	2,437,636
Exxon Mobil Corp.	140,602	12,271,743
Hess Corp.	54,067	2,899,073
Kosmos Energy Ltd. (a)	176,767	1,133,076
Lundin Petroleum AB (a)	59,567	1,090,311
Marathon Oil Corp.	183,016	2,893,483
Noble Energy, Inc.	72,752	2,600,156

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	67,793	$4,943,466
Oil Search Ltd.	448,187	2,468,403
Phillips 66	24,445	1,969,045
Pioneer Natural Resources Co.	24,164	4,486,047
Royal Dutch Shell PLC, Class A	524,730	13,054,118
Tesoro Corp.	12,148	966,495
TransCanada Corp.	65,130	3,093,296
Valero Energy Corp.	40,834	2,164,202

		106,173,495
Total Long-Term Investments (Cost — $102,848,416) — 99.4%		116,592,459

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (b)(c)	154,227	154,227
Total Short-Term Securities (Cost — $154,227) — 0.1%		154,227
Total Investments (Cost — $103,002,643) — 99.5%		116,746,686
Other Assets Less Liabilities — 0.5%		615,576

Net Assets — 100.0%		$117,362,262

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,684,891	(1,684,891)	—	—	$6,984		$115
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	154,227	154,227	$154,227	230		—
BlackRock Liquidity Series, LLC, Money Market Series	$1,057,122	$(1,057,122)	—	—	22,882	[1]	—
Total				$154,227	$30,096		$115

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations
ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts
GDR	Global Depositary Receipts	USD	U.S. Dollar
MXN	Mexican Peso

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$10,418,964	—	—	$10,418,964
Oil, Gas & Consumable Fuels	79,276,768	$26,896,727	—	106,173,495
Short-Term Securities	154,227	—	—	154,227

Total	$89,849,959	$26,896,727	—	$116,746,686

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $2,509 are categorized as Level 1 within the disclosure hierarchy.

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	13

Schedule of Investments September 30, 2016	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 13.4%
AES Tiete Energia SA	5,130	$5,284
AES Tiete Energia SA, Preference	20,522	21,139
Ambev SA — ADR	10,076	61,363
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	6,465	33,596
EcoRodovias Infraestrutura e Logistica SA (a)	35,267	95,537
Hypermarcas SA	8,883	76,835
Itau Unibanco Holding SA — ADR	15,487	169,428
Kroton Educacional SA	24,320	111,424
Qualicorp SA	5,341	31,434

		606,040
Chile — 0.5%
Banco de Chile — ADR	339	22,815
China — 19.1%
ANTA Sports Products Ltd.	18,000	49,217
Beijing Capital International Airport Co. Ltd., H Shares	40,000	45,597
China Construction Bank Corp., H Shares	100,000	75,104
China Mobile Ltd.	11,500	141,270
China Mobile Ltd. — ADR	1,475	90,742
China Overseas Land & Investment Ltd.	20,000	68,760
CNOOC Ltd.	11,000	13,877
CNOOC Ltd. — ADR	391	49,458
Hengan International Group Co. Ltd.	9,000	75,107
Industrial & Commercial Bank of China Ltd., H Shares	142,000	90,123
Jiangsu Expressway Co. Ltd., H Shares	64,000	88,815
Silergy Corp.	3,000	44,498
Zhejiang Expressway Co. Ltd., H Shares	28,000	29,663

		862,231
Hong Kong — 3.4%
AIA Group Ltd.	10,600	71,282
Sino Biopharmaceutical Ltd.	43,000	29,086
Tongda Group Holdings Ltd.	220,000	53,961

		154,329
Hungary — 0.4%
Richter Gedeon Nyrt	789	16,034
India — 16.3%
Bharat Petroleum Corp. Ltd.	10,476	96,518
Biocon Ltd.	3,484	48,922
HCL Technologies Ltd.	4,419	53,166
Hero MotoCorp Ltd.	1,982	101,833
Housing Development Finance Corp. Ltd.	3,013	63,198
Indiabulls Housing Finance Ltd.	7,386	92,003
InterGlobe Aviation Ltd. (b)	2,246	30,965
NTPC Ltd.	55,415	123,381
Sun TV Network Ltd.	11,886	90,350
Tata Consultancy Services Ltd.	955	34,900

		735,236
Indonesia — 2.9%
Bank Negara Indonesia Persero Tbk PT	137,600	58,699
Gudang Garam Tbk PT	6,500	30,930
Media Nusantara Citra Tbk PT	257,424	39,992

		129,621
Jersey — 1.1%
Centamin PLC	25,768	49,494

Common Stocks	Shares	Value
Kazakhstan — 0.1%
KCell JSC — GDR	1,199	$4,029
Luxembourg — 1.0%
Ternium SA — ADR	2,221	43,598
Mexico — 4.8%
Fomento Economico Mexicano SAB de CV — ADR	186	17,119
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,215	59,083
Grupo Aeroportuario del Sureste SAB de CV — ADR	542	79,360
Grupo Mexico SAB de CV, Series B	12,932	31,627
Kimberly-Clark de Mexico SAB de CV, Class A	14,036	31,750

		218,939
Peru — 0.5%
Credicorp Ltd.	150	22,833
Poland — 0.8%
Powszechny Zaklad Ubezpieczen SA	5,709	36,431
Russia — 4.6%
MMC Norilsk Nickel PJSC — ADR	4,182	67,121
Novatek OAO — GDR	1,272	139,920

		207,041
Singapore — 1.8%
Jardine Cycle & Carriage Ltd.	2,600	82,125
South Africa — 3.2%
Mr Price Group Ltd.	3,444	38,099
Sanlam Ltd.	10,420	48,555
SPAR Group Ltd.	4,011	56,185

		142,839
South Korea — 6.2%
Hyundai Marine & Fire Insurance Co. Ltd.	2,596	85,705
KT&G Corp.	1,267	144,285
Samsung Life Insurance Co. Ltd.	530	50,899

		280,889
Taiwan — 9.9%
Bizlink Holding, Inc.	5,000	26,080
Chicony Electronics Co. Ltd.	1,000	2,530
Chin-Poon Industrial Co. Ltd.	10,000	22,356
Cub Elecparts, Inc.	2,000	22,030
Far EasTone Telecommunications Co. Ltd.	13,000	30,738
Lite-On Technology Corp.	30,215	43,683
Taiwan Semiconductor Manufacturing Co. Ltd.	11,000	64,660
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	6,469	197,887
Tripod Technology Corp.	10,000	22,316
Yageo Corp.	6,325	13,169

		445,449
Thailand — 7.0%
Advanced Info Service PCL — NVDR	15,000	69,511
Kasikornbank PCL — NVDR	6,100	33,121
Land & Houses PCL — NVDR	112,400	29,151
PTT PCL — NVDR	7,000	68,886
Siam Cement PCL	3,200	47,782
Siam Commercial Bank PCL — NVDR	15,700	67,377

		315,828

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Common Stocks	Shares	Value
Turkey — 0.7%
Turkcell Iletisim Hizmetleri A/S (a)	9,695	$31,348
Total Common Stocks — 97.7%		4,407,149

Participation Notes (a)
China — 2.7%
Deutsche Bank AG (Db Kweichow Mountai Ltd.), due 5/22/26	926	41,359
Deutsche Bank AG (Shanghai International Airport Co., Ltd., Class A), due 1/19/17	8,200	33,156
UBS AG (Weifu High-Technology Group Co. Ltd.), due 01/19/17	12,940	47,586
Total Participation Notes — 2.7%		122,101

		Value
Total Long-Term Investments (Cost — $3,992,879) — 100.4%		$4,529,250

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (c)(d)	54,357	54,357
Total Short-Term Securities (Cost — $54,357) — 1.2%		54,357
Total Investments (Cost — $4,047,236) — 101.6%		4,583,607
Liabilities in Excess of Other Assets — (1.6)%		(74,301)

Net Assets — 100.0%		$4,509,306

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	27,717	(27,717)	—	—	$216	$4
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	54,357	54,357	$54,357	24	—
Total			54,357	$54,357	$240	$4

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	87,463	MXN	1,742,000	HSBC Bank PLC	12/22/16	$(1,542)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	15

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,542	—	—	$1,542

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(4,518)	—	—	$(4,518)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(1,542)	—	—	$(1,542)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$86,067
Average amounts sold — in USD	$40,522

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	$1,542

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	$1,542
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	$1,542

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
HSBC Bank PLC	$1,542	—	—	—	$1,542

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$606,040	—	—	$606,040
Chile	22,815	—	—	22,815
China	140,200	$722,031	—	862,231
Hong Kong	—	154,329	—	154,329
Hungary	—	16,034	—	16,034
India	—	735,236	—	735,236
Indonesia	—	129,621	—	129,621
Jersey	—	49,494	—	49,494
Kazakhstan	4,029	—	—	4,029
Luxembourg	43,598	—	—	43,598
Mexico	218,939	—	—	218,939
Peru	22,833	—	—	22,833
Poland	—	36,431	—	36,431
Russia	207,041	—	—	207,041
Singapore	—	82,125	—	82,125
South Africa	56,185	86,654	—	142,839
South Korea	—	280,889	—	280,889
Taiwan	197,887	247,562	—	445,449
Thailand	—	315,828	—	315,828
Turkey	—	31,348	—	31,348
Participation Notes:
China	47,586	74,515	—	122,101
Short-Term Securities	54,357	—	—	54,357

Total	$1,621,510	$2,962,097	—	$4,583,607

Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(1,542)	—	$(1,542)

[1]     Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$17,446	—	—	$17,446
Foreign currency at value	17,783	—	—	17,783

Total	$35,229	—	—	$35,229

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	17

Schedule of Investments September 30, 2016	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 13.6%
Baker Hughes, Inc.	230,000	$11,608,100
Helmerich & Payne, Inc.	131,900	8,876,870
Patterson-UTI Energy, Inc.	206,800	4,626,116
Poseidon Concepts Corp. (a)	35,081	25
Superior Energy Services, Inc.	421,557	7,545,870
Tenaris SA	371,000	5,284,280

		37,941,261
Oil, Gas & Consumable Fuels — 85.9%
AltaGas Ltd.	193,450	4,975,039
Cabot Oil & Gas Corp.	487,680	12,582,144
Cairn Energy PLC (a)	3,298,192	8,034,164
Carrizo Oil & Gas, Inc. (a)	164,400	6,677,928
Cimarex Energy Co.	140,810	18,920,640
Concho Resources, Inc. (a)	85,000	11,674,750
Devon Energy Corp.	212,490	9,372,934
Enbridge, Inc.	360,600	15,848,314
Encana Corp.	1,475,600	15,420,158
Energen Corp.	80,300	4,634,916
EQT Corp.	217,644	15,805,307
Gulfport Energy Corp. (a)	286,455	8,092,354
Hess Corp.	180,100	9,656,962
HollyFrontier Corp.	134,000	3,283,000
Ithaca Energy, Inc. (a)	3,227,600	2,755,373
Kosmos Energy Ltd. (a)	1,032,488	6,618,248
Longview Energy Co. (a)	85,400	137,494
Lundin Petroleum AB (a)	259,753	4,754,507

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	1,017,600	$16,088,256
Murphy Oil Corp.	131,100	3,985,440
Newfield Exploration Co. (a)	88,800	3,859,248
Noble Energy, Inc.	231,470	8,272,738
Oil Search Ltd.	1,793,400	9,877,203
Painted Pony Petroleum Ltd. (a)	474,300	2,917,490
Pioneer Natural Resources Co.	57,427	10,661,323
RSP Permian, Inc. (a)	175,912	6,821,867
Tesoro Corp.	100,150	7,967,934
TransCanada Corp.	149,500	7,100,381
Western Refining, Inc.	103,800	2,746,548

		239,542,660
Total Long-Term Investments (Cost — $271,682,367) — 99.5%		277,483,921

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (b)(c)	1,879,285	1,879,285
Total Short-Term Securities (Cost — $1,879,285) — 0.7%		1,879,285
Total Investments (Cost — $273,561,652) — 100.2%		279,363,206
Liabilities in Excess of Other Assets — (0.2)%		(585,709)

Net Assets — 100.0%		$278,777,497

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,250,169	(8,250,169)	—	—	$15,900		$153
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,879,285	1,879,285	$1,879,285	796		—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	—	67,477	[1]	—
Total				$1,879,285	$84,173		$153

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$32,656,956	$5,284,305	—	$37,941,261
Oil, Gas & Consumable Fuels	216,739,292	22,665,874	$137,494	239,542,660
Short-Term Securities	1,879,285	—	—	1,879,285

Total	$251,275,533	$27,950,179	$137,494	$279,363,206

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $17,111 is categorized as Level 1 within the disclosure hierarchy.

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	19

Statements of Assets and Liabilities

September 30, 2016	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$116,592,459	$4,529,250	$277,483,921
Investments at value — affiliated[2]	154,227	54,357	1,879,285
Cash	—	17,446	—
Foreign currency at value[3]	2,509	17,783	17,111
Receivables:
Investments sold	4,057,559	29,115	5,205,931
Capital shares sold	52,188	37,157	326,539
Dividends — affiliated	174	16	508
Dividends — unaffiliated	122,223	9,468	91,241
From the Manager	28,378	16,774	9,523
Prepaid expenses	17,090	14,464	25,719

Total assets	121,026,807	4,725,830	285,039,778

Liabilities
Payables:
Investments purchased	3,017,052	65,004	5,206,720
Capital shares redeemed	395,939	10,875	508,342
Deferred foreign capital gain tax	—	16,443	—
Investment advisory fees	66,582	—	196,071
Officer’s and Trustees’ fees	2,816	1,685	4,371
Other accrued expenses	96,183	14,093	197,817
Other affiliates	8,440	—	28,471
Pricing fees	1,206	9,005	1,339
Printing fees	14,001	12,310	20,055
Professional fees	23,023	84,690	32,782
Service and distribution fees	39,303	877	66,313
Unrealized depreciation on forward foreign currency exchange contracts	—	1,542	—

Total liabilities	3,664,545	216,524	6,262,281

Net Assets	$117,362,262	$4,509,306	$278,777,497

Net Assets Consist of
Paid-in capital	$191,797,255	$5,562,866	$491,846,737
Undistributed (distributions in excess) net investment income (loss)	1,858,832	7,937	(18,299)
Accumulated net realized loss	(90,038,465)	(1,579,931)	(218,850,889)
Net unrealized appreciation (depreciation)	13,744,640	518,434	5,799,948

Net Assets	$117,362,262	$4,509,306	$278,777,497

[1] Investments at cost — unaffiliated	$102,848,416	$3,992,879	$271,682,367
[2] Investments at cost — affiliated	$154,227	$54,357	$1,879,285
[3] Foreign currency at cost	$2,509	$17,822	$17,114

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$25,123,263	$1,585,879	$74,777,886

Shares outstanding[1]	2,272,055	200,798	3,375,580

Net asset value	$11.06	$7.90	$22.15

Service
Net assets	$786,891	—	—

Shares outstanding[1]	72,773	—	—

Net asset value	$10.81	—	—

Investor A
Net assets	$59,065,208	$2,427,996	$165,504,202

Shares outstanding[1]	5,490,680	308,622	8,686,512

Net asset value	$10.76	$7.87	$19.05

Investor B
Net assets	$539,856	—	$409,152

Shares outstanding[1]	52,215	—	30,073

Net asset value	$10.34	—	$13.61

Investor C
Net assets	$31,847,044	$495,431	$38,086,257

Shares outstanding[1]	3,111,626	63,545	2,822,642

Net asset value	$10.23	$7.80	$13.49

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	21

Statements of Operations

Year ended September 30, 2016	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$3,741,584	$114,720	$3,683,576
Dividends — affiliated	7,214	240	16,696
Securities lending — affiliated — net	22,882	—	67,477
Foreign taxes withheld	(94,564)	(11,314)	(230,888)

Total income	3,677,116	103,646	3,536,861

Expenses
Investment advisory	892,172	32,989	1,884,101
Service and distribution — class specific	473,103	8,091	740,920
Transfer agent — class specific	285,491	6,101	558,665
Professional	71,403	97,387	77,543
Registration	69,441	37,822	60,987
Administration	50,557	1,402	106,766
Accounting services	36,603	7,439	69,668
Printing	30,438	20,999	41,308
Administration — class specific	23,804	658	50,254
Officer and Trustees	12,060	8,735	15,646
Custodian	11,614	24,580	16,151
Pricing	2,773	19,211	3,585
Recoupment of past waived and/or reimbursed fees — class specific	2,093	—	31,716
Miscellaneous	19,379	12,699	14,394

Total expenses	1,980,931	278,113	3,671,704
Less:
Fees waived by the Manager	(71,696)	(33,052)	(4,056)
Administration fees waived	—	(1,402)	—
Administration fees waived — class specific	(23,255)	(658)	(34,573)
Transfer agent fees waived — class specific	(14,988)	(525)	(24,710)
Transfer agent fees reimbursed — class specific	(130,537)	(5,461)	(118,355)
Expenses reimbursed by the Manager	—	(179,095)	—

Total expenses after fees waived and/or reimbursed	1,740,455	57,920	3,490,010

Net investment income	1,936,661	45,726	46,851

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(20,554,331)	(473,528)[1]	(73,701,951)
Capital gain distributions received from affiliated investment companies	115	4	153
Foreign currency transactions	(80,647)	(9,042)	45,870

	(20,634,863)	(482,566)	(73,655,928)

Net change in unrealized appreciation (depreciation) on:
Investments	36,813,686	740,268 [2]	107,423,918
Foreign currency translations	1,149	(1,343)	(2,295)

	36,814,835	738,925	107,421,623

Net realized and unrealized gain (loss)	16,179,972	256,359	33,765,695

Net Increase in Net Assets Resulting from Operations	$18,116,633	$302,085	$33,812,546

[1]	Net of $1,276 realized tax deferral.

[2]	Net of $16,443 foreign capital gain tax.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

			BlackRock
	BlackRock		Emerging		BlackRock
	All-Cap Energy &		Markets		Energy &
	Resources		Dividend		Resources
	Portfolio		Fund		Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015	2016	2015

Operations
Net investment income (loss)	$1,936,661	$1,789,472	$45,726	$82,284	$46,851	$(776,771)
Net realized loss	(20,634,863)	(18,421,280)	(482,566)	(434,953)	(73,655,928)	(57,204,951)
Net change in unrealized appreciation (depreciation)	36,814,835	(54,372,925)	738,925	(366,319)	107,421,623	(201,824,621)

Net increase (decrease) in net assets resulting from operations	18,116,633	(71,004,733)	302,085	(718,988)	33,812,546	(259,806,343)

Distributions to Shareholders[1]
From net investment income:
Institutional	(485,170)	(552,322)	(17,881)	(60,545)	—	—
Service	(10,079)	(18,439)	—	—	—	—
Investor A	(975,004)	(877,257)	(24,538)	(53,595)	—	—
Investor C	(271,932)	(179,697)	(2,792)	(10,861)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,742,185)	(1,627,715)	(45,211)	(125,001)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(5,731,029)	(18,251,857)	1,894,356	(1,958,782)	(9,922,707)	(19,036,566)

Net Assets
Total increase (decrease) in net assets	10,643,419	(90,884,305)	2,151,230	(2,802,771)	23,889,839	(278,842,909)
Beginning of year	106,718,843	197,603,148	2,358,076	5,160,847	254,887,658	533,730,567

End of year	$117,362,262	$106,718,843	$4,509,306	$2,358,076	$278,777,497	$254,887,658

Undistributed (accumulated) net investment income (loss), end of year	$1,858,832	$1,744,888	$7,937	$16,320	$(18,299)	$(370,075)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	23

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.91	$16.26	$15.28	$13.51	$12.14

Net investment income[1]	0.22	0.23	0.19	0.06	0.05
Net realized and unrealized gain (loss)	1.17	(6.34)	0.90	1.71	1.32

Net increase (decrease) from investment operations	1.39	(6.11)	1.09	1.77	1.37

Distributions from net investment income[2]	(0.24)	(0.24)	(0.11)	(0.00)[3]	—

Net asset value, end of year	$11.06	$9.91	$16.26	$15.28	$13.51

Total Return[4]
Based on net asset value	14.33%	(37.94)%	7.16%	13.13%	11.29%

Ratios to Average Net Assets
Total expenses	1.18%	1.11%[5]	1.00%[5]	0.98%[5]	0.95%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95%	0.96%	0.96%	0.96%	0.94%

Net investment income	2.16%	1.75%	1.15%	0.49%	0.34%

Supplemental Data
Net assets, end of year (000)	$25,123	$20,753	$36,865	$35,726	$272,779

Portfolio turnover rate	66%	51%	71%	28%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.65	$15.81	$14.87	$13.20	$11.90

Net investment income (loss)[1]	0.17	0.17	0.12	0.02	0.00 [2]
Net realized and unrealized gain (loss)	1.14	(6.16)	0.88	1.65	1.30

Net increase (decrease) from investment operations	1.31	(5.99)	1.00	1.67	1.30

Distributions from net investment income[3]	(0.15)	(0.17)	(0.06)	—	—

Net asset value, end of year	$10.81	$9.65	$15.81	$14.87	$13.20

Total Return[4]
Based on net asset value	13.77%	(38.17)%	6.72%	12.65%	10.93%

Ratios to Average Net Assets
Total expenses[5]	1.51%	1.41%	1.35%	1.34%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.38%	1.34%	1.33%	1.29%

Net investment income	1.67%	1.33%	0.77%	0.17%	0.00%

Supplemental Data
Net assets, end of year (000)	$787	$1,025	$2,046	$2,298	$3,828

Portfolio turnover rate	66%	51%	71%	28%	19%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$15.77	$14.85	$13.19	$11.90

Net investment income (loss)[1]	0.17	0.17	0.12	0.02	(0.01)
Net realized and unrealized gain (loss)	1.14	(6.15)	0.86	1.64	1.30

Net increase (decrease) from investment operations	1.31	(5.98)	0.98	1.66	1.29

Distributions from net investment income[2]	(0.18)	(0.16)	(0.06)	—	—

Net asset value, end of year	$10.76	$9.63	$15.77	$14.85	$13.19

Total Return[3]
Based on net asset value	13.88%	(38.17)%	6.65%	12.59%	10.84%

Ratios to Average Net Assets
Total expenses	1.55%	1.48%[4]	1.40%[4]	1.39%[4]	1.35%[4]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.38%	1.38%	1.37%	1.34%

Net investment income (loss)	1.72%	1.33%	0.73%	0.12%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$59,065	$51,005	$91,625	$103,388	$137,765

Portfolio turnover rate	66%	51%	71%	28%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.15	$14.91	$14.08	$12.59	$11.45

Net investment income (loss)[1]	0.10	0.07	(0.00)[2]	(0.08)	(0.11)
Net realized and unrealized gain (loss)	1.09	(5.83)	0.83	1.57	1.25

Net increase (decrease) from investment operations	1.19	(5.76)	0.83	1.49	1.14

Net asset value, end of year	$10.34	$9.15	$14.91	$14.08	$12.59

Total Return[3]
Based on net asset value	13.01%	(38.63)%	5.90%	11.84%	9.96%

Ratios to Average Net Assets
Total expenses[4]	2.73%	2.47%	2.34%	2.28%	2.20%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.09%	2.10%	2.10%	2.10%	2.10%

Net investment income (loss)	1.03%	0.58%	(0.02)%	(0.60)%	(0.83)%

Supplemental Data
Net assets, end of year (000)	$540	$1,243	$3,935	$9,802	$15,162

Portfolio turnover rate	66%	51%	71%	28%	19%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016, September 30, 2014 and September 30, 2012, the ratio would have been 2.72%, 2.33% and 2.19%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	27

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.14	$14.94	$14.10	$12.62	$11.47

Net investment income (loss)[1]	0.09	0.07	0.00 [2]	(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.08	(5.82)	0.84	1.55	1.25

Net increase (decrease) from investment operations	1.17	(5.75)	0.84	1.48	1.15

Distributions from net investment income[3]	(0.08)	(0.05)	—	—	—

Net asset value, end of year	$10.23	$9.14	$14.94	$14.10	$12.62

Total Return[4]
Based on net asset value	12.91%	(38.60)%	5.96%	11.73%	10.03%

Ratios to Average Net Assets
Total expenses[5]	2.28%	2.18%	2.12%	2.12%	2.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.09%	2.10%	2.10%	2.09%	2.07%

Net investment income (loss)	1.00%	0.61%	0.00%	(0.59)%	(0.79)%

Supplemental Data
Net assets, end of year (000)	$31,847	$32,693	$63,133	$70,094	$85,649

Portfolio turnover rate	66%	51%	71%	28%	19%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2014, the ratio would have been 2.27% and 2.10%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$6.87	$8.75	$8.93	$7.79	$6.90

Net investment income[1]	0.09	0.18	0.22	0.15	0.12
Net realized and unrealized gain (loss)	1.05	(1.78)	(0.12)	1.11	0.89

Net increase (decrease) from investment operations	1.14	(1.60)	0.10	1.26	1.01

Distributions from net investment income[2]	(0.11)	(0.28)	(0.28)	(0.12)	(0.12)

Net asset value, end of year	$7.90	$6.87	$8.75	$8.93	$7.79

Total Return[3]
Based on net asset value	16.72%	(18.71)%	1.06%	16.15%[4]	14.82%

Ratios to Average Net Assets
Total expenses[5]	8.02%	6.07%	6.72%	7.54%	13.05%

Total expenses after fees waived and/or reimbursed[5]	1.51%	1.51%	1.51%	1.63%	1.65%

Net investment income[5]	1.25%	2.11%	2.41%	1.71%	1.55%

Supplemental Data
Net assets, end of year (000)	$1,586	$763	$2,774	$2,736	$2,355

Portfolio turnover rate	117%	81%	71%	150%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	29

Financial Highlights (continued)	BlackRock Emerging Markets Dividend Fund

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$6.84	$8.71	$8.89	$7.77	$6.89

Net investment income[1]	0.11	0.14	0.20	0.21	0.18
Net realized and unrealized gain (loss)	1.02	(1.75)	(0.13)	1.02	0.82

Net increase (decrease) from investment operations	1.13	(1.61)	0.07	1.23	1.00

Distributions from net investment income[2]	(0.10)	(0.26)	(0.25)	(0.11)	(0.12)

Net asset value, end of year	$7.87	$6.84	$8.71	$8.89	$7.77

Total Return[3]
Based on net asset value	16.57%	(18.89)%	0.77%	15.82%[4]	14.64%

Ratios to Average Net Assets
Total expenses[5]	8.48%	7.38%	7.17%	8.33%	14.41%

Total expenses after fees waived and/or reimbursed[5]	1.76%	1.75%	1.76%	1.87%	1.90%

Net investment income[5]	1.60%	1.77%	2.30%	2.44%	2.24%

Supplemental Data
Net assets, end of year (000)	$2,428	$1,296	$1,887	$1,308	$360

Portfolio turnover rate	117%	81%	71%	150%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Emerging Markets Dividend Fund

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$6.78	$8.65	$8.84	$7.72	$6.87

Net investment income[1]	0.06	0.08	0.16	0.20	0.05
Net realized and unrealized gain (loss)	1.01	(1.75)	(0.15)	0.95	0.90

Net increase (decrease) from investment operations	1.07	(1.67)	0.01	1.15	0.95

Distributions from net investment income[2]	(0.05)	(0.20)	(0.20)	(0.03)	(0.10)

Net asset value, end of year	$7.80	$6.78	$8.65	$8.84	$7.72

Total Return[3]
Based on net asset value	15.83%	(19.67)%	0.10%	14.95%[4]	13.95%

Ratios to Average Net Assets
Total expenses[5]	9.49%	8.13%	8.11%	9.53%	14.94%

Total expenses after fees waived and/or reimbursed[5]	2.51%	2.51%	2.51%	2.61%	2.65%

Net investment income[5]	0.83%	0.93%	1.76%	2.33%	0.60%

Supplemental Data
Net assets, end of year (000)	$495	$299	$500	$214	$28

Portfolio turnover rate	117%	81%	71%	150%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	31

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$19.44	$37.89	$37.36	$32.87	$31.70

Net investment income (loss)[1]	0.07	0.03	(0.17)	(0.04)	(0.16)
Net realized and unrealized gain (loss)	2.64	(18.48)	0.70	4.56	2.79

Net increase (decrease) from investment operations	2.71	(18.45)	0.53	4.52	2.63

Distributions:[2]
From net investment income	—	—	—	—	(0.25)
From return of capital	—	—	—	(0.03)	(0.47)
From net realized gain	—	—	—	—	(0.74)

Total distributions	—	—	—	(0.03)	(1.46)

Redemption fees added to paid-in capital	—	—	—	—	—

Net asset value, end of year	$22.15	$19.44	$37.89	$37.36	$32.87

Total Return[3]
Based on net asset value	13.94%	(48.69)%	1.42%	13.78%	7.76%

Ratios to Average Net Assets
Total expenses[4,5]	1.10%	1.11%	1.03%	1.04%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.05%	1.07%	1.02%	1.03%	0.99%

Net investment income (loss)[4]	0.35%	0.12%	(0.43)%	(0.11)%	(0.44)%

Supplemental Data
Net assets, end of year (000)	$74,778	$65,091	$92,994	$105,317	$222,034

Portfolio turnover rate	44%	55%	56%	33%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016, September 30, 2015 and September 30, 2013, the ratio would have been 1.06%, 1.10% and 1.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.77	$32.79	$32.42	$28.62	$27.73

Net investment income (loss)[1]	0.01	(0.04)	(0.25)	(0.11)	(0.24)
Net realized and unrealized gain (loss)	2.27	(15.98)	0.62	3.94	2.46

Net increase (decrease) from investment operations	2.28	(16.02)	0.37	3.83	2.22

Distributions:[2]
From net investment income	—	—	—	—	(0.17)
From return of capital	—	—	—	(0.03)	(0.42)
From net realized gain	—	—	—	—	(0.74)

Total distributions	—	—	—	(0.03)	(1.33)

Redemption fees added to paid-in capital	—	—	—	—	—

Net asset value, end of year	$19.05	$16.77	$32.79	$32.42	$28.62

Total Return[3]
Based on net asset value	13.60%	(48.86)%	1.14%	13.42%	7.41%

Ratios to Average Net Assets
Total expenses[4,5]	1.43%	1.39%	1.31%	1.34%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.36%	1.37%	1.31%	1.34%	1.34%

Net investment income (loss)[4]	0.04%	(0.16)%	(0.72)%	(0.38)%	(0.77)%

Supplemental Data
Net assets, end of year (000)	$165,504	$150,863	$353,706	$425,568	$539,085

Portfolio turnover rate	44%	55%	56%	33%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.33% and 1.33%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	33

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.06	$23.76	$23.68	$21.07	$20.65

Net investment loss[1]	(0.08)	(0.16)	(0.38)	(0.25)	(0.36)
Net realized and unrealized gain (loss)	1.63	(11.54)	0.46	2.89	1.87

Net increase (decrease) from investment operations	1.55	(11.70)	0.08	2.64	1.51

Distributions:[2]
From net investment income	—	—	—	—	(0.06)
From return of capital	—	—	—	(0.03)	(0.29)
From net realized gain	—	—	—	—	(0.74)

Total distributions	—	—	—	(0.03)	(1.09)

Net asset value, end of year	$13.61	$12.06	$23.76	$23.68	$21.07

Total Return[3]
Based on net asset value	12.85%	(49.24)%	0.34%	12.57%	6.63%

Ratios to Average Net Assets
Total expenses[4,5]	3.18%	2.55%	2.32%	2.31%	2.16%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	2.09%	2.10%	2.10%	2.10%	2.10%

Net investment loss[4]	(0.64)%	(0.90)%	(1.53)%	(1.15)%	(1.56)%

Supplemental Data
Net assets, end of year (000)	$409	$966	$3,082	$4,576	$7,687

Portfolio turnover rate	44%	55%	56%	33%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 2.54%, 2.31% and 2.30%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2012.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.96	$23.56	$23.47	$20.88	$20.55

Net investment loss[1]	(0.08)	(0.15)	(0.36)	(0.24)	(0.34)
Net realized and unrealized gain (loss)	1.61	(11.45)	0.45	2.86	1.84

Net increase (decrease) from investment operations	1.53	(11.60)	0.09	2.62	1.50

Distributions from:[2]
From net investment income	—	—	—	—	(0.09)
From return of capital	—	—	—	(0.03)	(0.34)
From net realized gain	—	—	—	—	(0.74)

Total distributions	—	—	—	(0.03)	(1.17)

Net asset value, end of year	$13.49	$11.96	$23.56	$23.47	$20.88

Total Return[3]
Based on net asset value	12.79%	(49.24)%	0.38%	12.59%	6.57%

Ratios to Average Net Assets
Total expenses[4,5]	2.22%	2.13%	2.06%	2.10%	2.07%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	2.08%	2.09%	2.05%	2.09%	2.07%

Net investment loss[4]	(0.68)%	(0.88)%	(1.47)%	(1.12)%	(1.50)%

Supplemental Data
Net assets, end of year (000)	$38,086	$37,967	$83,948	$103,407	$132,808

Portfolio turnover rate	44%	55%	56%	33%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	—	0.01%	—	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.05%. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	35

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Non-diversified[1]
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

[1]	BlackRock Emerging Markets Dividend Fund is currently classified as non-diversified but intends to operate as a diversified fund.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend by current holders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net

36	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

assets. Emerging Markets Dividend recorded a $16,443 tax accrual on a foreign unrealized capital gains tax position as of September 30, 2016, which is shown as a liability in the Statements of Assets and Liabilities.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	37

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

38	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returnson the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection

BLACKROCK FUNDS	SEPTEMBER 30, 2016	39

Notes to Financial Statements (continued)

with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Underan ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledgedby the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee, which is determined by calculating a percentage of its average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$1,783	$140,296	$8,862	$322,162	$473,103
Emerging Markets Dividend	—	$4,314	—	$3,777	$8,091
Energy & Resources	—	$373,322	$6,986	$360,612	$740,920

BLACKROCK FUNDS	SEPTEMBER 30, 2016	41

Notes to Financial Statements (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$5,817	$143	$11,224	$177	$6,443	$23,804
Emerging Markets Dividend	$237	—	$345	—	$76	$658
Energy & Resources	$13,036	—	$29,866	$140	$7,212	$50,254

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations. For the year ended September 30, 2016, the administration fees waived at the Fund level for Emerging Markets Dividend was $1,402.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$12,940	$152	$13,092

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$930	—	$11,544	$813	$1,781	$15,068
Emerging Markets Dividend	$118	—	$227	—	$181	$526
Energy & Resources	$1,646	—	$28,365	$706	$3,686	$34,403
For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$44,716	$1,654	$153,387	$6,138	$79,596	$285,491
Emerging Markets Dividend	$1,343	—	$3,435	—	$1,323	$6,101
Energy & Resources	$82,593	—	$365,000	$8,662	$102,410	$558,665

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$12,026
Emerging Markets Dividend	$793
Energy & Resources	$14,528

42	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$274	—	$4,103
Emerging Markets Dividend	$32	—	$26
Energy & Resources	$1,009	—	$5,539

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources		Emerging Markets Dividend	Energy & Resources
	Contractual[1]	Voluntary[2,3]	Contractual[1]	Contractual[1]	Voluntary[2,3]
Institutional	0.96%	0.91%	1.50%	1.07%	1.02%
Service	1.38%	1.33%	N/A	1.38%[4]	N/A
Investor A	1.38%	1.33%	1.75%	1.38%	1.33%
Investor B	2.10%	2.05%	N/A	2.10%	2.05%
Investor C	2.10%	2.05%	2.50%	2.10%	2.05%
Class R	1.83%[4]	N/A	N/A	1.94%[4]	N/A

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2018 unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

[3]	Effective June 15, 2016.

[4]	There were no shares outstanding as of September 30, 2016.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2018, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

All-Cap Energy & Resources	$1,742
Emerging Markets Dividend	$63
Energy & Resources	$4,056

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by a Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	43

Notes to Financial Statements (continued)

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the year ended September 30, 2016, the amounts included in fees waived by the Manager were as follows:

All-Cap Energy & Resources	$69,954
Emerging Markets Dividend	$32,989

In addition, for the year ended September 30, 2016 , the Manager reimbursed Emerging Markets Dividend $179,095, which is shown as expense reimbursed by the Manager in the Statements of Operations.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$5,818	$114	$11,224	$168	$5,931	$23,255
Emerging Markets Dividend	$ 237	—	$ 345	—	$ 76	$ 658
Energy & Resources	$6,945	—	$20,887	$133	$6,608	$34,573

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$930	—	$11,479	$813	$1,766	$14,988
Emerging Markets Dividend	$117	—	$ 227	—	$ 181	$ 525
Energy & Resources	$990	—	$19,540	$706	$3,474	$24,710

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$43,785	$502	$46,489	$4,160	$35,601	$130,537
Emerging Markets Dividend	$ 1,188	—	$ 3,149	—	$ 1,124	$ 5,461
Energy & Resources	$19,861	—	$53,298	$6,750	$38,446	$118,355

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	—	$27	—	$54	$2,012	$2,093
Energy & Resources	$26,063	—	$3,781	$27	$1,845	$31,716

44	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

On September 30, 2016, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2017	2018
All-Cap Energy & Resources
Fund Level	$12,781	$69,954
Institutional	$44,373	$50,533
Service	$348	$616
Investor A	$59,543	$69,192
Investor B	$8,812	$5,141
Investor C	$31,051	$43,298
Emerging Markets Dividend
Fund Level	$216,415	$213,486
Institutional	$1,158	$1,542
Investor A	$3,579	$3,721
Investor C	$1,484	$1,381
Energy & Resources
Institutional	$14,797	$27,796
Investor A	$59,302	$93,725
Investor B	$8,071	$7,589
Investor C	$21,806	$48,528

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2016:

All-Cap Energy & Resources
Fund Level	$9,430
Institutional	$14,085
Investor A	$11,605
Investor B	$15,732
Investor C	$9,227
Emerging Markets Dividend
Fund Level	$248,998
Institutional	$1,503
Investor A	$3,247
Investor C	$1,046
Energy & Resources
Investor B	$8,509

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2016, each paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	$5,074
Energy & Resources	$13,550

BLACKROCK FUNDS	SEPTEMBER 30, 2016	45

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$77,033,498	$5,738,088	$109,760,711

Sales
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$80,028,524	$3,829,625	$109,655,157

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and net operating losses were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Paid-in capital	—	—	$(258,902)
Undistributed (distributions in excess of) net investment income (loss)	$(80,532)	$(8,898)	$304,925
Accumulated net realized loss	$80,532	$8,898	$(46,023)

The tax character of distributions paid was as follows:

		All-Cap Energy & Resources	Emerging Markets Dividend
Ordinary income	9/30/16	$1,742,185	$45,211
	9/30/15	$1,627,715	$125,001
Total	9/30/16	$1,742,185	$45,211

	9/30/15	$1,627,715	$125,001

46	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed ordinary income	$1,872,759	$6,395	—
Capital loss carryforwards	(84,273,256)	(1,499,949)	$(214,150,968)
Net unrealized gains[1]	7,965,504	439,994	1,081,728

Total	$(74,434,993)	$(1,053,560)	$(213,069,240)

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of September 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
No expiration date[2]	$33,929,423	$1,481,161	$214,150,968
2018	50,343,833	—	—
2019	—	18,788	—
Total	$84,273,256	$1,499,949	$214,150,968

[2]	Must be utilized prior to losses subject to expiration.

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$108,782,662	$4,127,218	$278,279,486

Gross unrealized appreciation	$11,506,150	$507,845	$33,906,616
Gross unrealized depreciation	(3,542,126)	(51,456)	(32,822,896)

Net unrealized appreciation	$7,964,024	$456,389	$1,083,720

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign

BLACKROCK FUNDS	SEPTEMBER 30, 2016	47

Notes to Financial Statements (continued)

or U.S. governmental laws or restrictions applicable to such investments. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,161,541	$29,388,657	1,343,368	$17,976,873
Shares issued in reinvestment of distributions	48,497	467,508	39,583	525,654
Shares redeemed	(3,031,450)	(31,239,149)	(1,557,331)	(20,061,621)

Net increase (decrease)	178,588	$(1,382,984)	(174,380)	$(1,559,094)

48	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	20,293	$ 200,118	9,811	$ 124,325
Shares issued in reinvestment of distributions	1,066	10,079	1,395	18,098
Shares redeemed	(54,781)	(573,221)	(34,419)	(461,815)

Net decrease	(33,422)	$(363,024)	(23,213)	$(319,392)

Investor A
Shares sold and automatic conversion of shares	2,127,449	$20,597,500	1,513,355	$19,101,445
Shares issued in reinvestment of distributions	101,649	956,522	66,408	859,979
Shares redeemed	(2,032,198)	(20,122,735)	(2,094,319)	(26,687,284)

Net increase (decrease)	196,900	$1,431,287	(514,556)	$(6,725,860)

Investor B
Shares sold	—	—	2,575	$ 28,886
Shares redeemed and automatic conversion of shares	(83,559)	$(802,774)	(130,706)	(1,611,556)

Net decrease	(83,559)	$(802,774)	(128,131)	$(1,582,670)

Investor C
Shares sold	671,338	$6,177,615	954,304	$ 11,325,052
Shares issued in reinvestment of distributions	29,099	261,896	13,701	169,204
Shares redeemed	(1,166,116)	(11,053,045)	(1,616,621)	(19,559,097)

Net decrease	(465,679)	$(4,613,534)	(648,616)	$ (8,064,841)

Total Net Decrease	(207,172)	$(5,731,029)	(1,488,896)	$(18,251,857)

Emerging Markets Dividend
Institutional
Shares sold	276,672	$2,034,905	27,747	$ 232,738
Shares issued in reinvestment of distributions	1,272	8,814	860	6,948
Shares redeemed	(188,245)	(1,178,543)	(234,478)	(1,891,033)

Net increase (decrease)	89,699	$865,176	(205,871)	$(1,651,347)

Investor A
Shares sold	231,030	$1,694,668	173,482	$ 1,450,311
Shares issued in reinvestment of distributions	3,002	22,150	5,821	47,044
Shares redeemed	(115,037)	(828,195)	(206,197)	(1,703,476)

Net increase (decrease)	118,995	$ 888,623	(26,894)	$ (206,121)

Investor C
Shares sold	34,614	$ 248,252	14,967	$ 120,110
Shares issued in reinvestment of distributions	371	2,694	1,300	10,464
Shares redeemed	(15,507)	(110,389)	(30,037)	(231,888)

Net increase (decrease)	19,478	$ 140,557	(13,770)	$ (101,314)

Total Net Increase (Decrease)	228,172	$1,894,356	(246,535)	$(1,958,782)

BLACKROCK FUNDS	SEPTEMBER 30, 2016	49

Notes to Financial Statements (concluded)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	796,824	$15,677,703	3,365,991	$103,515,852
Shares redeemed	(769,810)	(14,482,256)	(2,471,636)	(71,292,943)

Net increase	27,014	$1,195,447	894,355	$ 32,222,909

Investor A
Shares sold and automatic conversion of shares	2,546,938	$41,864,676	2,464,452	$57,785,557
Shares redeemed	(2,855,481)	(47,770,927)	(4,255,807)	(101,274,889)

Net decrease	(308,543)	$(5,906,251)	(1,791,355)	$(43,489,332)

Investor B
Shares sold	1,709	$ 19,361	3,079	$ 50,800
Shares redeemed and automatic conversion of shares	(51,734)	(630,169)	(52,720)	(930,252)

Net decrease	(50,025)	$(610,808)	(49,641)	$(879,452)

Investor C
Shares sold	780,257	$8,906,436	862,007	$ 14,563,645
Shares redeemed	(1,131,617)	(13,507,531)	(1,251,160)	(21,454,336)

Net decrease	(351,360)	$(4,601,095)	(389,153)	$ (6,890,691)

Total Net Decrease	(682,914)	$(9,922,707)	(1,335,794)	$(19,036,566)

At period ended, shares owned by affiliates of Emerging Markets Dividend were as follows:
Institutional	Investor A			Investor C
78,474	2,000			2,000

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio, each a portfolio comprising the BlackRock Funds (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividend Received Deduction for Corporations[1]	Foreign Source Income	Foreign Tax Paid Per Share[2]
All-Cap Energy & Resources Portfolio	12/16/15	100%	100.00%	—	—
Emerging Markets Dividend Fund	7/17/15	100%	1.72%	100%	—
	12/16/15	100%[3]	1.72%[3]	100%[3]	$0.034039
	7/22/16	100%[3]	—	100%[3]	$0.018826

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[3]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” and together with All-Cap Energy & Resources Portfolio and Emerging Markets Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” or the “Sub-Advisor”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Dividend Fund (the “Emerging Markets Dividend Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Portfolio Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The All-Cap Energy & Resources Sub-Advisory Agreement, the Emerging Markets Dividend Sub-Advisory Agreement and the Energy & Resources Portfolio Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and preparedby Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by

52	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent customized peer group selected by BlackRock (each, a “Customized Peer Group”) and, with respect to Emerging Markets Dividend Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of each Fund’s portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category as well as, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent Customized Peer Group and, with respect to Emerging Markets Dividend Fund, certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, All-Cap Energy & Resources Portfolio ranked in the fourth, second and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, weakness in the traditional energy sector versus other natural resource sectors, such as water, was a primary detractor, coupled with the portfolio management team’s decision to increase the Fund’s oil price sensitivity.

The Board noted that for the one-year, three-year and since-inception periods reported, Emerging Markets Dividend Fund ranked in the fourth, third, and third quartiles, respectively, against its Broadridge Performance Universe. The Board noted such underperformance as compared to the Broadridge Performance Universe.

In light of Emerging Markets Dividend Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-year, three-year, and since inception periods, the Fund underperformed its return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range, and the Fund’s beta was within its target range, for the periods.

The Board noted that for each of the one-, three- and five-year periods reported, Energy & Resources Portfolio ranked in the fourth quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, weakness in the traditional energy sector versus other natural resource sectors, such as water, was a primary detractor, coupled with poor sub-sector allocation decisions.

The Board and BlackRock discussed BlackRock’s strategy for improving the investment performance of each of these funds. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board. BlackRock and the Board previously had concurred, given the poor historical performance of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, in changing the portfolio management team of these Funds. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the

54	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Energy & Resources Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets a class-by-class basis. This cap was implemented on June 15, 2016.

The Board noted that All Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets a class-by-class basis. This cap was implemented on June 15, 2016.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 143 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 143 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 143 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 143 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 143 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 143 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 143 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 143 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 143 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 143 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2016	57

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees2 (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 143 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 143 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 143 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 217 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Funds.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2016	59

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	61

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/16-AR

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Flexible Equity Fund

▶   BlackRock Mid-Cap Growth Equity Portfolio

▶   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

While the Fund had a solid 2015, the first half of 2016 was challenged and this weakness weighed on its one-year results. Among the main drivers of the Fund’s underperformance in the first half of 2016 were two areas of high conviction for the investment adviser, namely an overweight to banks within financials and underweights to stability/bond proxies.

•

The investment adviser is overweight U.S. banks on the belief that they were significantly under-earning relative to their normalized earnings power, pressured by a low-rate environment, increased regulatory headwinds, depressed capital markets activity and an inflated cost structure. U.S. banks substantially underperformed early in 2016 on speculation low commodity prices would weigh further on inflation expectations and credit expenses. Additionally, market volatility and uncertainty led to a sharp slowdown in capital markets activity, resulting in negatively revised expectations for bank earnings reports. U.S. banks experienced further weakness in June as the Brexit result exacerbated the concern around lower long-term rates and the perpetual Fed waiting game. The group recouped some of its losses in the third quarter of 2016 amid a modestly improved interest rate outlook, though it was not enough to offset the earlier-year underperformance.

•

At the same time, in keeping with its disciplined quantitative and fundamental process, the investment adviser made the deliberate decision to resist the market’s structural grab for stability/bond proxy stocks such as utilities and telecommunication services, which boast relatively high dividend yields, but lack the fundamental or valuation support it requires. This long-standing underweight proved a considerable head-wind for the Fund in the first half of 2016. The sectors significantly outperformed as investors sought refuge during the market tumult in the period, with a frenetic search for yield in the low/negative interest rate environment lending additional support. As with financials, the third quarter of 2016 saw a reversal, with the sectors giving back some of their earlier-year gains amid both a broader move away from traditional defensives and growing speculation of an impending rate hike.

•

Beyond the abovementioned factors, the Fund had a few stock-specific disappointments in the annual period, including Western Digital Corp., CVS Health Corp. and Cognizant Technology Solutions Corp. An underweight to Amazon.com, Inc. hurt as well.

•

On the positive side, relative performance was supported by selection within the food products segment of consumer staples. Tyson Foods Inc. was the top contributor in both the sector and the Fund overall as the company significantly beat earnings expectations, with strong performance in all segments. Investors had been concerned about the cyclicality of its chicken business, but the company’s margins proved far stronger than expected, leading to a significant re-rating of the shares.

•

Elsewhere, while the overall information technology (“IT”) sector detracted from Fund performance, holdings Activision Blizzard Inc. and NVIDIA Corp. were among the top individual contributors in the 12 months. Activision outperformed early in the reporting period after the announcement of the King Digital Entertainment acquisition, which provides strong earnings and cash flow accretion. Shares further benefited as investors reacted positively to revenue and earnings upside and an upgraded outlook for fiscal year 2016. User metrics are positive and Activision management continues to pivot the company from one-time game purchase revenues to many digital transactions from a highly-engaged user base. NVIDIA delivered strong results through the period, consistently exceeding expectations as it transitions from PC and mobile components supplier to graphics platform provider. Overall, the company continues to benefit from increased sentiment around deep learning, virtual reality and autonomous driving, all segments in which it has silicon technology leadership.

•	The Fund’s absence in Wells Fargo & Co. also aided relative returns.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the IT sector increased, particularly within software. Materials exposure also increased. The biggest reduction was in the health care sector, largely with respect to providers & services. Financials exposure declined as well, especially insurance.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Fund ended the period with its largest sector overweights in IT and consumer discretionary, followed by financials. Real estate, industrials and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Apple, Inc.	5%
Alphabet, Inc., Class A	4
JPMorgan Chase & Co.	4
Microsoft Corp.	4
Comcast Corp., Class A	3
Bank of America Corp.	3
Cisco Systems, Inc.	3
U.S. Bancorp	2
Activision Blizzard, Inc.	2
Altria Group, Inc.	2

Sector Allocation	Percent of Net Assets

Information Technology	25%
Health Care	16
Consumer Discretionary	16
Financials	15
Consumer Staples	9
Industrials	7
Energy	6
Materials	4
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest primarily in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.67%	9.75%	N/A	10.66%	N/A	4.75%	N/A
Service	4.57	9.44	N/A	10.33	N/A	4.44	N/A
Investor A	4.51	9.39	3.65%	10.31	9.13%	4.42	3.86%
Investor B	4.14	8.63	4.13	9.49	9.21	3.79	3.79
Investor C	4.19	8.63	7.63	9.47	9.47	3.63	3.63
Class R	4.29	9.04	N/A	9.91	N/A	4.24	N/A
S&P 500® Index	6.40	15.43	N/A	16.37	N/A	7.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,046.70	$ 4.71	$1,000.00	$1,020.40	$ 4.65	0.92%
Service	$1,000.00	$1,045.70	$ 6.34	$1,000.00	$1,018.80	$ 6.26	1.24%
Investor A	$1,000.00	$1,045.10	$ 6.34	$1,000.00	$1,018.80	$ 6.26	1.24%
Investor B	$1,000.00	$1,041.40	$10.26	$1,000.00	$1,014.95	$10.13	2.01%
Investor C	$1,000.00	$1,041.90	$10.26	$1,000.00	$1,014.95	$10.13	2.01%
Class R	$1,000.00	$1,042.90	$ 8.17	$1,000.00	$1,017.00	$ 8.07	1.60%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	5

Fund Summary as of September 30, 2016	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, Institutional, Service and Class K Shares of the Fund outperformed its benchmark, the Russell Midcap® Growth Index, while Investor A Shares performed in line. Investor B, Investor C and Class R Shares underperformed.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime contributor to relative performance due to strength among holdings in internet software & services, IT services and software. Selection in industrials, materials and consumer discretionary also added value. Financials and health care detracted from performance. Diversified financial services and zero exposure to real estate investment trusts weighed in financials, while health care technology and life sciences tools & services were a drag in health care.

•

In stock specifics, Domino’s Pizza Inc. and MercadoLibre Inc. were the top individual contributors. Domino’s shares were re-rated higher as the company is benefiting amid transition of the pizza category from traditional ordering via phone to digital. The investment adviser believes the company is best positioned to capitalize on this change as it has invested heavily in technology and digital ordering over the last five years. Latin American e-commerce company MercadoLibre outperformed following impressive earnings results, with its marketplace and digital payments businesses continuing to grow strongly despite a slow Latin American economy.

•

Positions in Pacira Pharmaceuticals Inc. and Activision Blizzard Inc. also aided relative returns. Pacira Pharmaceuticals surged early in the reporting period after the company won its legal challenge to the FDA’s second-quarter restriction on the allowable marketing claims for its flagship product, Exparel. Activision outperformed as the company is benefiting from the multi-year secular shift towards online digital video games.

•	Additional contributions came from the Fund’s positions in Vail Resorts Inc. and Acuity Brands Inc., as well as the investment in private technology firm Uber Technologies Inc.

•	Conversely, Restoration Hardware Holdings Inc. was the largest individual detractor over the 12 months. Early, the stock was engulfed in a broader re-rate downward of specialty retailers, particularly towards the end of 2015. Later, the company failed to deliver operationally on its modern line launch, which proved highly disappointing to investors. The operational failure was due to the inability of a handful of its vendors to scale their manufacturing capability to meet customer demand. Given the supply chain issues (that will take the course of 2016 to fix) and the uncertain economic environment for high-end consumers, the investment adviser sold the position.

•

Pandora Media Inc. and Lions Gate Entertainment Corp. also hindered relative performance. Pandora Media underperformed amid a business model transition to a subscription model, with its advertising growth having slowed dramatically. Lions Gate Entertainment underperformed following poor box office performance of the “Hunger Games” finale. With limited visibility into future growth drivers, less likelihood of accretive M&A and better opportunities available elsewhere, the investment adviser sold the position.

•	Eros International PLC, IMS Health Holdings Inc. and Perrigo Co. PLC were added detractors in the period.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the 12-month period, the Fund’s weighting in the IT sector materially increased, particularly within IT services. Industrials exposure also noticeably increased. The most substantial decrease was in the consumer discretionary sector, especially within internet & direct marketing retail, media and textiles & apparel. The Fund’s weightings in health care and financials also declined.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell Midcap® Growth Index was in IT, where exposure is focused on internet software & services companies and IT payment services that the investment adviser believes have very long tails of growth. Telecommunication services and energy were overweights as well. The Fund’s largest underweights were real estate, consumer staples and health care (mainly due to a lack of biotechnology exposure).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

FleetCor Technologies, Inc.	4%
Liberty Ventures, Series A	3
Global Payments, Inc.	3
Netflix, Inc.	3
Constellation Brands, Inc., Class A	3
Intuitive Surgical, Inc.	3
SBA Communications Corp., Class A	3
Live Nation Entertainment, Inc.	3
Zoetis, Inc.	3
Uber Technologies, Inc., Series D	3

Sector Allocation	Percent of Net Assets

Information Technology	32%
Consumer Discretionary	21
Industrials	15
Health Care	13
Telecommunication Services	5
Energy	4
Materials	3
Consumer Staples	3
Financials	3
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. They generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.90%	11.60%	N/A	17.01%	N/A	8.56%	N/A
Service	11.83	11.39	N/A	16.52	N/A	8.17	N/A
Investor A	11.78	11.29	5.45%	16.65	15.40%	8.17	7.59%
Investor B	11.34	10.40	5.90	15.75	15.53	7.50	7.50
Investor C	11.36	10.48	9.48	15.75	15.75	7.35	7.35
Class K	11.96	11.71	N/A	17.11	N/A	8.65	N/A
Class R	11.62	10.94	N/A	16.33	N/A	7.98	N/A
Russell Midcap® Growth Index	6.23	11.24	N/A	15.85	N/A	8.51	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,119.00	$ 5.83	$1,000.00	$1,019.50	$ 5.55	1.10%
Service	$1,000.00	$1,118.30	$ 6.67	$1,000.00	$1,018.70	$ 6.36	1.26%
Investor A	$1,000.00	$1,117.80	$ 7.36	$1,000.00	$1,018.05	$ 7.01	1.39%
Investor B	$1,000.00	$1,113.40	$11.41	$1,000.00	$1,014.20	$10.88	2.16%
Investor C	$1,000.00	$1,113.60	$11.36	$1,000.00	$1,014.25	$10.83	2.15%
Class K	$1,000.00	$1,119.60	$ 5.14	$1,000.00	$1,020.15	$ 4.90	0.97%
Class R	$1,000.00	$1,116.20	$ 8.73	$1,000.00	$1,016.75	$ 8.32	1.65%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated

BLACKROCK FUNDS	SEPTEMBER 30, 2016	7

Fund Summary as of September 30, 2016	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Fund’s underperformance was attributable primarily to stock selection within the financials and industrials sectors. Within financials, an overweight in commercial real estate brokerage firm Marcus & Millichap Inc. led detractors, as its shares fell sharply on disappointing earnings and revenues, as well as management’s expectation of more normalized growth rates in the future. Within industrials, an overweight in professional staffing company Kforce Inc. detracted, as the stock declined significantly after the company missed earnings and revenue estimates and issued below-consensus revenue guidance based on a deceleration in year-over-year technology staffing growth rates. Also within industrials, patent services company RPX Corp. hindered from performance as its shares fell following an announced acquisition. The Fund’s underweight position in health care equipment manufacturers during the period also detracted from performance.

•

Stock selection within the information technology (“IT”) and health care sectors contributed most to performance. Within IT, an overweight in communications equipment company Netgear Inc. contributed to performance, as the company beat earnings expectations early in the period and continued to report strong demand within its retail business throughout the period. Within health care, an overweight in surgical facilities owner and operator Surgical Care Affiliates, Inc. was the most significant contributor to performance, as the stock rose significantly after the company beat earnings and forward guidance expectations over consecutive quarters. In addition, an underweight position in high-end home furnishings retailer Restoration Hardware Holdings, Inc. within the consumer discretionary sector was a notable contributor, as its shares underperformed the benchmark after the company missed earnings expectations early in the period and significantly reduced forward guidance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s weightings in the IT and industrials sectors increased, while the weightings in health care and financials sectors decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000 Growth® Index, the Fund’s most significant sector overweight as of period end was in IT, and the most significant underweight was in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Masimo Corp.	2%
PS Business Parks, Inc.	2
Prestige Brands Holdings, Inc.	2
SYNNEX Corp.	2
Universal Forest Products, Inc.	1
Manhattan Associates, Inc.	1
Aspen Technology, Inc.	1
Vail Resorts, Inc.	1
LogMeIn, Inc.	1
Tenneco, Inc.	1

Sector Allocation	Percent of Net Assets

Information Technology	27%
Health Care	23
Industrials	16
Consumer Discretionary	14
Real Estate	6
Materials	5
Financials	4
Consumer Staples	2
Energy	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.78%	6.81%	N/A	15.23%	N/A	7.80%	N/A
Service	11.57	6.57	N/A	14.90	N/A	7.51	N/A
Investor A	11.65	6.57	0.97%	14.89	13.65%	7.43	6.85%
Investor C	11.14	5.72	4.77	13.97	13.97	6.51	6.51
Russell 2000® Growth Index	12.76	12.12	N/A	16.15	N/A	8.29	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,117.80	$4.45	$1,000.00	$1,020.80	$4.24	0.84%
Service	$1,000.00	$1,115.70	$5.98	$1,000.00	$1,019.35	$5.70	1.13%
Investor A	$1,000.00	$1,116.50	$5.93	$1,000.00	$1,019.40	$5.65	1.12%
Investor C	$1,000.00	$1,111.40	$10.24	$1,000.00	$1,015.30	$9.77	1.94%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except BlackRock Small Cap Growth Equity Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class K Shares (available only in BlackRock Mid-Cap Growth Equity Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016, Class K Shares of BlackRock Mid-Cap Growth Equity Portfolio performance results are those of Institutional Shares of BlackRock Mid-Cap Growth Equity Portfolio.

•

Class R Shares (for all Funds except BlackRock Small Cap Growth Equity Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Investor A Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Flexible Equity Fund and BlackRock Mid-Cap Growth Equity Portfolio’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	11

Consolidated Schedule of Investments September 30, 2016	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
L-3 Communications Holdings, Inc.	17,426	$2,626,621
Raytheon Co.	52,328	7,123,411

		9,750,032
Airlines — 2.3%
Delta Air Lines, Inc.	85,300	3,357,408
Southwest Airlines Co.	138,582	5,389,454
United Continental Holdings, Inc. (a)	17,894	938,898

		9,685,760
Auto Components — 2.8%
Goodyear Tire & Rubber Co.	114,900	3,711,270
Lear Corp.	67,082	8,131,680

		11,842,950
Banks — 11.5%
Bank of America Corp.	821,304	12,853,408
Citigroup, Inc.	107,017	5,054,413
JPMorgan Chase & Co.	231,833	15,437,759
SunTrust Banks, Inc.	126,994	5,562,337
U.S. Bancorp	240,477	10,314,059

		49,221,976
Beverages — 1.4%
Dr. Pepper Snapple Group, Inc.	65,707	5,999,706
Biotechnology — 4.3%
Amgen, Inc.	22,939	3,826,455
Biogen, Inc. (a)	19,750	6,182,343
Gilead Sciences, Inc.	104,550	8,271,996

		18,280,794
Building Products — 0.7%
Owens Corning	56,800	3,032,552
Capital Markets — 1.5%
Freedom Pay, Inc. (a)	43,051	—
Goldman Sachs Group, Inc.	39,088	6,303,722

		6,303,722
Chemicals — 0.8%
Dow Chemical Co.	31,445	1,629,794
Eastman Chemical Co.	23,570	1,595,218

		3,225,012
Communications Equipment — 2.8%
Cisco Systems, Inc.	376,139	11,931,129
Construction & Engineering — 0.6%
AECOM (a)	50,490	1,501,068
EMCOR Group, Inc.	20,900	1,246,058

		2,747,126
Consumer Finance — 1.0%
SLM Corp. (a)	574,294	4,289,976
Containers & Packaging — 1.7%
Avery Dennison Corp.	30,800	2,395,932
Packaging Corp. of America	62,703	5,095,246

		7,491,178

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.2%
AT&T Inc.	25,800	$1,047,738
Electronic Equipment, Instruments & Components — 1.4%
CDW Corp.	74,340	3,399,568
Flex Ltd. (a)	182,600	2,487,012

		5,886,580
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	17,283	1,359,135
Food & Staples Retailing — 4.0%
CVS Health Corp.	94,479	8,407,686
Walgreens Boots Alliance, Inc.	110,300	8,892,386

		17,300,072
Food Products — 0.9%
Tyson Foods, Inc., Class A	51,069	3,813,322
Health Care Providers & Services — 7.5%
Aetna, Inc.	86,285	9,961,603
Centene Corp. (a)	86,164	5,769,541
Cigna Corp.	19,130	2,493,022
Humana, Inc.	23,110	4,087,928
Laboratory Corp. of America Holdings (a)	34,146	4,694,392
UnitedHealth Group, Inc.	35,230	4,932,200

		31,938,686
Hotels, Restaurants & Leisure — 2.7%
Carnival Corp.	185,634	9,062,652
Wyndham Worldwide Corp.	35,480	2,388,868

		11,451,520
Household Durables — 1.6%
DR Horton, Inc.	117,911	3,560,912
Lennar Corp., Class A	41,090	1,739,751
NVR, Inc. (a)	815	1,336,494

		6,637,157
Insurance — 1.2%
American International Group, Inc.	64,786	3,844,401
Travelers Cos., Inc.	12,673	1,451,692

		5,296,093
Internet Software & Services — 4.8%
Alphabet, Inc., Class A (a)	22,303	17,932,950
Facebook, Inc., Class A (a)	12,488	1,601,836
GoDaddy, Inc., Class A (a)	27,300	942,669

		20,477,455
IT Services — 1.6%
Amdocs Ltd.	61,403	3,552,164
Cognizant Technology Solutions Corp., Class A (a)	72,430	3,455,635

		7,007,799
Machinery — 0.3%
WABCO Holdings, Inc. (a)	9,700	1,101,241
Media — 4.0%
Comcast Corp., Class A	196,766	13,053,456
Omnicom Group, Inc. (b)	45,381	3,857,385

		16,910,841

Portfolio Abbreviations
ADR	American Depositary Receipts	CVR	Contingent Value Rights	USD	U.S. Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

Common Stocks	Shares	Value
Metals & Mining — 0.8%
Rio Tinto PLC — ADR	98,900	$3,303,260
Multiline Retail — 0.2%
Dollar General Corp.	14,955	1,046,700
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	58,602	2,453,666
Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp.	25,810	1,635,322
BP PLC — ADR	180,293	6,339,102
Chevron Corp.	47,800	4,919,576
Hess Corp.	36,872	1,977,077
Marathon Oil Corp.	94,925	1,500,764
Statoil ASA — ADR (b)	96,380	1,619,184
Suncor Energy, Inc.	161,717	4,492,498
TOTAL SA — ADR	22,570	1,076,589
Valero Energy Corp.	23,500	1,245,500

		24,805,612
Pharmaceuticals — 4.5%
Allergan PLC (a)	12,712	2,927,701
Johnson & Johnson	16,184	1,911,816
Mallinckrodt PLC (a)	46,892	3,272,124
Pfizer, Inc.	195,440	6,619,553
Teva Pharmaceutical Industries Ltd. — ADR	100,707	4,633,529

		19,364,723
Road & Rail — 0.6%
Norfolk Southern Corp.	28,587	2,774,654
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	62,362	2,354,165
Lam Research Corp.	91,690	8,683,960
NVIDIA Corp.	30,270	2,074,100

		13,112,225
Software — 6.2%
Activision Blizzard, Inc.	226,440	10,031,292
Dell Technologies, Inc., Class V (a)	24,362	1,164,504
Microsoft Corp.	265,848	15,312,845

		26,508,641

Common Stocks	Shares	Value
Specialty Retail — 4.8%
GNC Holdings, Inc., Class A	3,074	$62,771
Home Depot, Inc.	76,970	9,904,500
Lowe’s Cos., Inc.	134,140	9,686,249
Ross Stores, Inc.	15,112	971,702

		20,625,222
Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	194,845	22,027,227
Tobacco — 2.3%
Altria Group, Inc.	158,204	10,003,239
Total Common Stocks — 98.2%		420,054,721

Total Long-Term Investments (Cost — $384,003,543) — 98.2%		420,054,721

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (c)(d)	9,739,821	9,739,821
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (c)(d)(e)	$1,427	1,426,572
Total Short-Term Securities (Cost — $11,166,393) — 2.6%		11,166,393
Total Investments (Cost — $395,169,936) — 100.8%		431,221,114
Liabilities in Excess of Other Assets — (0.8)%		(3,217,227)

Net Assets — 100.0%		$428,003,887

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,453,165	(2,453,165)	—	—	$8,877		$54
BlackRock Liquidity Funds, T-Fund, Institutional Class Series	—	9,739,821	9,739,821	$ 9,739,821	2,531		—
BlackRock Liquidity Series, LLC Money Market Series	—	$1,426,572	$1,426,572	1,426,572	7,106	[1]	—
Total				$11,166,393	$18,514		$54

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	13

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$420,054,721	—	—	$$420,054,721
Short-Term Securities	9,739,821	$1,426,572	—	11,166,393

Total	$429,794,542	$1,426,572	—	$431,221,114

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $1,426,572 was categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
TransDigm Group, Inc. (a)	50,852	$14,702,330
Banks — 2.2%
First Republic Bank	161,634	12,463,598
Beverages — 3.1%
Constellation Brands, Inc., Class A	104,646	17,422,512
Building Products — 1.1%
AO Smith Corp.	64,867	6,408,211
Capital Markets — 0.7%
Affiliated Managers Group, Inc. (a)	26,732	3,868,120
Chemicals — 2.8%
Scotts Miracle-Gro Co., Class A	117,010	9,743,423
Sherwin-Williams Co.	21,180	5,859,659

		15,603,082
Containers & Packaging — 0.4%
Berry Plastics Group, Inc. (a)	54,841	2,404,778
Diversified Telecommunication Services — 5.3%
SBA Communications Corp., Class A (a)	146,119	16,388,707
Zayo Group Holdings, Inc. (a)	440,997	13,102,021

		29,490,728
Electrical Equipment — 4.1%
Acuity Brands, Inc.	46,940	12,420,324
AMETEK, Inc.	221,260	10,571,803

		22,992,127
Health Care Equipment & Supplies — 5.4%
DexCom, Inc. (a)	143,586	12,586,749
Intuitive Surgical, Inc. (a)	24,012	17,404,618

		29,991,367
Health Care Providers & Services — 2.5%
VCA, Inc. (a)	198,299	13,876,964
Hotels, Restaurants & Leisure — 6.0%
Chipotle Mexican Grill, Inc. (a)	17,912	7,585,732
Domino’s Pizza, Inc.	101,202	15,367,524
Vail Resorts, Inc.	68,086	10,681,332

		33,634,588
Industrial Conglomerates — 2.3%
Roper Technologies, Inc.	69,359	12,655,937
Internet & Catalog Retail — 7.6%
Liberty TripAdvisor Holdings, Inc., Class A (a)	247,349	5,404,576
Liberty Ventures, Series A (a)	483,262	19,267,656
Netflix, Inc. (a)	181,314	17,868,495

		42,540,727
Internet Software & Services — 5.6%
CoStar Group, Inc. (a)	53,250	11,530,223
MercadoLibre, Inc.	39,478	7,302,246
Pandora Media, Inc. (a)	579,786	8,308,333
Wix.com Ltd. (a)	87,841	3,814,935

		30,955,737
IT Services — 14.2%
Black Knight Financial Services, Inc., Class A (a)	130,300	5,329,270
Fiserv, Inc. (a)	148,663	14,787,508
FleetCor Technologies, Inc. (a)	120,009	20,849,163
Global Payments, Inc.	234,162	17,974,275
Vantiv, Inc., Class A (a)	259,529	14,603,697
Worldpay Group PLC	1,448,162	5,552,561

		79,096,474
Life Sciences Tools & Services — 2.4%
Illumina, Inc. (a)	72,464	13,163,810

Common Stocks	Shares	Value
Media — 5.4%
Live Nation Entertainment, Inc. (a)	590,048	$16,214,519
Madison Square Garden Co., Class A (a)	81,752	13,849,606

		30,064,125
Oil, Gas & Consumable Fuels — 4.0%
Concho Resources, Inc. (a)	59,601	8,186,197
Diamondback Energy, Inc. (a)	108,216	10,447,173
Parsley Energy, Inc., Class A (a)	107,479	3,601,621

		22,234,991
Pharmaceuticals — 2.9%
Zoetis, Inc.	308,073	16,022,877
Professional Services — 2.8%
Equifax, Inc.	117,102	15,759,587
Road & Rail — 1.4%
Norfolk Southern Corp.	78,084	7,578,833
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	95,141	2,868,501
Software — 8.3%
Activision Blizzard, Inc.	266,322	11,798,065
PTC, Inc. (a)	237,324	10,515,826
Take-Two Interactive Software, Inc. (a)	206,494	9,308,749
Ubisoft Entertainment SA (a)	146,508	5,535,684
Zendesk, Inc. (a)	291,159	8,941,493

		46,099,817
Specialty Retail — 2.3%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	53,572	12,749,064
Total Common Stocks — 95.9%		534,648,885

Preferred Stocks
Internet Software & Services — 2.9%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(b)	322,368	15,963,663
Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(b)	458,712	4,210,976
Total Preferred Stocks — 3.6%		20,174,639
Total Long-Term Investments (Cost — $434,764,778) — 99.5%		554,823,524

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (c)(d)	2,658,855	2,658,855
Total Short-Term Securities (Cost — $2,658,855) — 0.5%		2,658,855
Total Investments (Cost — $437,423,633) — 100.0%		$557,482,379
Liabilities in Excess of Other Assets — 0.0%		(59,534)

Net Assets — 100.0%		$557,422,845

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	15

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $20,174,639 and an original cost of $7,812,816 which was 3.6% of its net assets.

(c)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	17,366,817	(17,366,817)	—	—	$14,888		$216
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,658,855	2,658,855	$2,658,855	343		—
BlackRock Liquidity Series, LLC Money Market Series	$ 6,334,671	$(6,334,671)	—	—	179,050	[1]	—
Total				$2,658,855	$194,281		$216

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$14,702,330	—	—	$14,702,330
Banks	12,463,598	—	—	12,463,598
Beverages	17,422,512	—	—	17,422,512
Building Products	6,408,211	—	—	6,408,211
Capital Markets	3,868,120	—	—	3,868,120
Chemicals	15,603,082	—	—	15,603,082
Containers & Packaging	2,404,778	—	—	2,404,778
Diversified Telecommunication Services	29,490,728	—	—	29,490,728
Electrical Equipment	22,992,127	—	—	22,992,127
Health Care Equipment & Supplies	29,991,367	—	—	29,991,367
Health Care Providers & Services	13,876,964	—	—	13,876,964
Hotels, Restaurants & Leisure	33,634,588	—	—	33,634,588
Industrial Conglomerates	12,655,937	—	—	12,655,937
Internet & Catalog Retail	42,540,727	—	—	42,540,727
Internet Software & Services	30,955,737	—	—	30,955,737
IT Services	73,543,913	$5,552,561	—	79,096,474
Life Sciences Tools & Services	13,163,810	—	—	13,163,810
Media	30,064,125	—	—	30,064,125
Oil, Gas & Consumable Fuels	22,234,991	—	—	22,234,991
Pharmaceuticals	16,022,877	—	—	16,022,877
Professional Services	15,759,587	—	—	15,759,587
Road & Rail	7,578,833	—	—	7,578,833
Semiconductors & Semiconductor Equipment	2,868,501	—	—	2,868,501
Software	40,564,133	5,535,684	—	46,099,817
Specialty Retail	12,749,064	—	—	12,749,064

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Preferred Stocks:
Internet Software & Services	—	—	$15,963,663	$15,963,663
Software	—	—	4,210,976	4,210,976
Short-Term Securities	$2,658,855	—	—	2,658,855

Total	$526,219,495	$11,088,245	$20,174,639	$557,482,379

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening Balance, as of September 30, 2015	$17,166,874
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	3,007,765
Purchases	—
Sales	—

Closing balance, as of September 30, 2016	$20,174,639

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[1]	$3,007,765

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Methodologies	Unobservable Inputs		Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$20,174,639	Market Approach	Revenue Multiple[1]		11.50x - 15.63x	14.77x
			Revenue Growth Rate	[1]	84.00% - 127.00%	118.02%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	17

Schedule of Investments September 30, 2016	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
DigitalGlobe, Inc. (a)	73,182	$2,012,505
Engility Holdings, Inc. (a)	62,396	1,965,474
HEICO Corp., Class A	45,017	2,723,979
Vectrus, Inc. (a)	103,787	1,580,676

		8,282,634
Air Freight & Logistics — 0.8%
Hub Group, Inc., Class A (a)	155,821	6,351,264
Airlines — 0.4%
Hawaiian Holdings, Inc. (a)	62,940	3,058,884
JetBlue Airways Corp. (a)	15,071	259,824

		3,318,708
Auto Components — 2.4%
American Axle & Manufacturing Holdings, Inc. (a)	114,774	1,976,408
Cooper-Standard Holdings, Inc. (a)	41,444	4,094,667
Horizon Global Corp. (a)	50,677	1,009,993
Lear Corp.	1,893	229,469
Tenneco, Inc. (a)	149,312	8,700,410
Tower International, Inc.	117,842	2,839,992

		18,850,939
Banks — 2.6%
Bank of The Ozarks, Inc.	26,398	1,013,683
Central Pacific Financial Corp.	211,723	5,333,302
Fidelity Southern Corp.	140,916	2,591,445
Great Western Bancorp, Inc.	8,639	287,851
Home BancShares, Inc.	7,932	165,065
South State Corp.	37,066	2,781,433
Wintrust Financial Corp.	148,732	8,265,037

		20,437,816
Beverages — 0.4%
National Beverage Corp. (a)	2,972	130,917
Primo Water Corp. (a)	225,041	2,729,747

		2,860,664
Biotechnology — 8.9%
Acceleron Pharma, Inc. (a)	8,357	302,440
Achillion Pharmaceuticals, Inc. (a)	193,881	1,570,436
Acorda Therapeutics, Inc. (a)	33,537	700,253
Aduro Biotech, Inc. (a)	38,180	474,577
Alder Biopharmaceuticals, Inc. (a)	21,168	693,675
Alexion Pharmaceuticals, Inc. (a)	704	86,268
Amicus Therapeutics, Inc. (a)	42,620	315,388
Applied Genetic Technologies Corp. (a)	75,297	736,405
Aptevo Therapeutics, Inc. (a)	26,472	67,768
Ardelyx, Inc. (a)	49,969	646,599
Ariad Pharmaceuticals, Inc. (a)	93,521	1,280,302
aTyr Pharma, Inc. (a)	187,814	597,249
Audentes Therapeutics, Inc. (a)	263	4,684
Avexis, Inc. (a)	7,840	323,086
BioSpecifics Technologies Corp. (a)	18,550	847,179
Bluebird Bio, Inc. (a)	3,002	203,476
Cascadian Therapeutics, Inc. (a)	152,582	250,234
Catalyst Pharmaceuticals, Inc. (a)	167,534	182,612
Cepheid, Inc. (a)	63,993	3,371,791
Cerulean Pharma, Inc. (a)(b)	98,900	100,878
ChemoCentryx, Inc. (a)	159,478	963,247
Clovis Oncology, Inc. (a)	26,192	944,222
Coherus Biosciences, Inc. (a)	50,632	1,355,925
Concert Pharmaceuticals, Inc. (a)	50,770	513,285
Corvus Pharmaceuticals, Inc. (a)	20,360	334,922
Cytokinetics, Inc. (a)	84,719	777,720
Editas Medicine, Inc. (a)	4,855	65,445

Common Stocks	Shares	Value
Biotechnology (continued)
Emergent Biosolutions, Inc. (a)	52,945	$1,669,356
Enanta Pharmaceuticals, Inc. (a)	28,369	754,899
Enzon Pharmaceuticals, Inc.	541,896	202,777
Exact Sciences Corp. (a)	116,977	2,172,263
Exelixis, Inc. (a)	181,802	2,325,248
FibroGen, Inc. (a)	81,965	1,696,676
Five Prime Therapeutics, Inc. (a)	20,425	1,072,108
Flexion Therapeutics, Inc. (a)	16,682	325,966
Genomic Health, Inc. (a)	44,186	1,277,859
Halozyme Therapeutics, Inc. (a)	154,817	1,870,189
Ignyta, Inc. (a)	64,962	408,611
Immune Design Corp. (a)	45,125	342,048
ImmunoGen, Inc. (a)	49,834	133,555
Infinity Pharmaceuticals, Inc. (a)	63,166	98,539
Insmed, Inc. (a)	5,691	82,633
Insys Therapeutics, Inc. (a)(b)	63,842	752,697
Ironwood Pharmaceuticals, Inc. (a)	163,977	2,603,955
Kite Pharma, Inc. (a)	22,617	1,263,386
Lexicon Pharmaceuticals, Inc. (a)	79,495	1,436,475
Ligand Pharmaceuticals, Inc., Class B (a)	10,482	1,069,793
Lion Biotechnologies, Inc. (a)	35,121	289,046
MacroGenics, Inc. (a)	6,664	199,320
Merrimack Pharmaceuticals, Inc. (a)	193,169	1,226,623
MiMedx Group, Inc. (a)	63,889	548,168
Myriad Genetics, Inc. (a)	83,830	1,725,221
Natera, Inc. (a)	24,274	269,684
NewLink Genetics Corp. (a)	21,655	325,258
Novavax, Inc. (a)(b)	150,112	312,233
OncoGenex Pharmaceuticals, Inc. (a)	65,630	33,274
Ophthotech Corp. (a)	35,666	1,645,273
OPKO Health, Inc. (a)(b)	37,563	397,792
PDL BioPharma, Inc.	232,246	778,024
Peregrine Pharmaceuticals, Inc. (a)	367,644	158,087
Pfenex, Inc. (a)	40,513	362,591
Portola Pharmaceuticals, Inc. (a)	56,194	1,276,166
Prothena Corp. PLC (a)	19,613	1,176,192
PTC Therapeutics, Inc. (a)	43,618	611,088
Puma Biotechnology, Inc. (a)	33,361	2,236,855
Radius Health, Inc. (a)	15,611	844,399
Raptor Pharmaceutical Corp. (a)	75,341	675,809
Repligen Corp. (a)	53,817	1,624,735
Retrophin, Inc. (a)	32,252	721,800
Rigel Pharmaceuticals, Inc. (a)	261,905	961,191
Sage Therapeutics, Inc. (a)	8,431	388,248
Sangamo Biosciences, Inc. (a)	147,659	683,661
Sarepta Therapeutics, Inc. (a)	27,648	1,697,864
Seres Therapeutics, Inc. (a)	7,157	87,960
Spark Therapeutics, Inc. (a)	6,271	376,636
Spectrum Pharmaceuticals, Inc. (a)	116,738	545,166
Strongbridge Biopharma PLC (a)	24,662	129,229
Synergy Pharmaceuticals, Inc. (a)	36,635	201,859
TESARO, Inc. (a)	17,179	1,722,023
Trevena, Inc. (a)	92,991	627,689
Ultragenyx Pharmaceutical, Inc. (a)	25,524	1,810,673
United Therapeutics Corp. (a)	2,880	340,070
Vanda Pharmaceuticals, Inc. (a)	61,857	1,029,300
Verastem, Inc. (a)	86,236	114,694
vTv Therapeutics, Inc., Class A (a)	38,077	273,774
Xencor, Inc. (a)	48,432	1,186,100
ZIOPHARM Oncology, Inc. (a)(b)	79,480	447,472

		69,330,346
Building Products — 3.5%
Apogee Enterprises, Inc.	145,198	6,488,899

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Building Products (continued)
Continental Building Products, Inc. (a)	206,145	$4,326,984
Gibraltar Industries, Inc. (a)	5,822	216,287
Insteel Industries, Inc.	40,664	1,473,663
Masonite International Corp. (a)	34,703	2,157,486
NCI Building Systems, Inc. (a)	93,140	1,358,913
Universal Forest Products, Inc.	112,519	11,081,996

		27,104,228
Capital Markets — 0.3%
BGC Partners, Inc., Class A	65,179	570,316
Evercore Partners, Inc., Class A	28,465	1,466,232

		2,036,548
Chemicals — 3.6%
Advanced Emissions Solutions, Inc. (a)	52,010	391,115
Chemtura Corp. (a)	28,644	939,810
Ferro Corp. (a)	31,920	440,815
GCP Applied Technologies, Inc. (a)	101,250	2,867,400
Ingevity Corp. (a)	8,183	377,236
Innospec, Inc.	34,821	2,117,465
Koppers Holdings, Inc. (a)	28,637	921,539
OMNOVA Solutions, Inc. (a)	95,032	802,070
PolyOne Corp.	254,628	8,608,973
Sensient Technologies Corp.	18,708	1,418,066
Stepan Co.	56,152	4,080,004
Trinseo SA	93,643	5,296,448

		28,260,941
Commercial Services & Supplies — 2.7%
ACCO Brands Corp. (a)	9,561	92,168
ARC Document Solutions, Inc. (a)	415,601	1,554,348
Casella Waste Systems, Inc., Class A (a)	30,374	312,852
Herman Miller, Inc.	163,788	4,684,337
HNI Corp.	5,870	233,626
InnerWorkings, Inc. (a)	56,041	527,906
Interface, Inc.	14,626	244,108
Knoll, Inc.	280,870	6,417,880
Quad/Graphics, Inc.	6,032	161,175
Steelcase, Inc., Class A	335,760	4,663,706
Tetra Tech, Inc.	55,020	1,951,559

		20,843,665
Communications Equipment — 2.2%
Calix, Inc. (a)	111,464	819,260
Ciena Corp. (a)	127,267	2,774,421
Lumentum Holdings, Inc. (a)	32,150	1,342,906
NETGEAR, Inc. (a)	49,650	3,003,329
ShoreTel, Inc. (a)	328,997	2,631,976
Ubiquiti Networks, Inc. (a)	118,744	6,352,804

		16,924,696
Construction & Engineering — 1.3%
Comfort Systems USA, Inc.	193,388	5,668,202
MasTec, Inc. (a)	138,530	4,119,882

		9,788,084
Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	39,438	731,575
Consumer Finance — 0.3%
Consumer Portfolio Services, Inc. (a)	186,779	857,316
Emergent Capital, Inc. (a)	333,578	977,384
Enova International, Inc. (a)	18,258	176,737

		2,011,437

Common Stocks	Shares	Value
Distributors — 0.6%
Core-Mark Holding Co., Inc.	122,315	$4,378,877
Diversified Consumer Services — 0.3%
Collectors Universe, Inc.	70,931	1,314,351
K12, Inc. (a)	99,276	1,424,611

		2,738,962
Diversified Financial Services — 0.0%
Marlin Business Services Corp.	10,560	204,653
Diversified Telecommunication Services — 0.4%
FairPoint Communications, Inc. (a)	27,329	410,755
Inteliquent, Inc.	146,727	2,368,174
Leap Wireless International, Inc. (a)	11,529	36,605

		2,815,534
Electric Utilities — 0.1%
Spark Energy, Inc., Class A	18,163	529,088
Electrical Equipment — 0.1%
LSI Industries, Inc.	98,452	1,105,616
Electronic Equipment, Instruments & Components — 4.0%
Belden, Inc.	64,526	4,451,649
Coherent, Inc. (a)	10,220	1,129,719
Fabrinet (a)	87,300	3,892,707
II-VI, Inc. (a)	55,368	1,347,103
Insight Enterprises, Inc. (a)	11,472	373,414
PC Connection, Inc.	7,950	210,039
Sanmina Corp. (a)	225,516	6,420,441
SYNNEX Corp.	115,669	13,198,990

		31,024,062
Energy Equipment & Services — 0.3%
Aspen Aerogels, Inc. (a)	66,784	398,033
Exterran Corp. (a)	34,141	535,331
Helix Energy Solutions Group, Inc. (a)	52,622	427,817
Matrix Service Co. (a)	32,772	614,803
McDermott International, Inc. (a)	75,798	379,748

		2,355,732
Equity Real Estate Investment Trusts (REITs) — 5.3%
American Assets Trust, Inc.	16,255	705,142
Chatham Lodging Trust	108,762	2,093,669
Chesapeake Lodging Trust	116,246	2,662,033
CoreSite Realty Corp.	47,471	3,514,753
DCT Industrial Trust, Inc.	26,732	1,297,839
DuPont Fabros Technology, Inc.	21,620	891,825
FelCor Lodging Trust, Inc.	344,897	2,217,688
First Industrial Realty Trust, Inc.	77,073	2,175,000
InfraREIT, Inc. (a)	70,448	1,277,927
National Storage Affiliates Trust	131,349	2,750,448
PS Business Parks, Inc.	134,817	15,311,167
Retail Opportunity Investments Corp.	119,747	2,629,644
RLJ Lodging Trust	116,224	2,444,191
Ryman Hospitality Properties, Inc.	14,243	685,943
Summit Hotel Properties, Inc.	62,950	828,422

		41,485,691
Food & Staples Retailing — 0.3%
Performance Food Group Co. (a)	65,013	1,612,322
SpartanNash Co.	14,668	424,199

		2,036,521
Food Products — 1.3%
Amplify Snack Brands, Inc. (a)	11,865	192,213

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Food Products (continued)
Cal-Maine Foods, Inc. (b)	64,182	$2,473,574
Dean Foods Co.	330,253	5,416,149
Fresh Del Monte Produce, Inc.	28,677	1,717,752
Lancaster Colony Corp.	3,569	471,429

		10,271,117
Gas Utilities — 0.2%
Southwest Gas Corp.	19,481	1,360,943
Health Care Equipment & Supplies — 6.5%
ABIOMED, Inc. (a)	11,386	1,464,012
AngioDynamics, Inc. (a)	16,786	294,426
Cantel Medical Corp.	71,413	5,568,786
Cynosure, Inc., Class A (a)	66,762	3,400,856
Glaukos Corp. (a)	35,493	1,339,506
ICU Medical, Inc. (a)	20,243	2,558,310
Insulet Corp. (a)	37,912	1,552,117
LeMaitre Vascular, Inc.	47,031	933,095
Masimo Corp. (a)	264,000	15,705,360
Neogen Corp. (a)	20,001	1,118,856
NuVasive, Inc. (a)	71,477	4,764,657
NxStage Medical, Inc. (a)	110,881	2,770,916
Orthofix International NV (a)	19,919	851,936
RTI Surgical, Inc. (a)	618,482	1,935,849
SeaSpine Holdings Corp. (a)	89,391	903,743
West Pharmaceutical Services, Inc.	76,009	5,662,671

		50,825,096
Health Care Providers & Services — 2.2%
Alliance HealthCare Services, Inc. (a)	25,233	173,098
American Renal Associates Holdings, Inc. (a)	21,509	392,969
AMN Healthcare Services, Inc. (a)	60,901	1,940,915
BioTelemetry, Inc. (a)	60,015	1,114,479
CorVel Corp. (a)	6,304	242,074
Diplomat Pharmacy, Inc. (a)	42,976	1,203,758
Five Star Quality Care, Inc. (a)	158,552	302,834
HealthSouth Corp.	23,301	945,322
National Research Corp., Class A	16,376	266,765
Surgical Care Affiliates, Inc. (a)	61,054	2,976,993
U.S. Physical Therapy, Inc.	45,037	2,823,820
WellCare Health Plans, Inc. (a)	37,768	4,422,255

		16,805,282
Health Care Technology — 0.5%
Cotiviti Holdings, Inc. (a)	15,818	530,378
Medidata Solutions, Inc. (a)	25,682	1,432,028
Omnicell, Inc. (a)	21,643	828,927
Press Ganey Holdings, Inc. (a)	3,528	142,531
Vocera Communications, Inc. (a)	38,588	652,137

		3,586,001
Hotels, Restaurants & Leisure — 4.0%
Bloomin’ Brands, Inc.	67,431	1,162,510
Bravo Brio Restaurant Group, Inc. (a)	59,158	282,775
Carrols Restaurant Group, Inc. (a)	236,416	3,123,055
Century Casinos, Inc. (a)	27,628	190,909
Cheesecake Factory, Inc.	129,924	6,503,995
Cracker Barrel Old Country Store, Inc.	10,946	1,447,280
Dave & Buster’s Entertainment, Inc. (a)	14,371	563,056
Isle of Capri Casinos, Inc. (a)	22,030	490,828
J Alexander’s Holdings, Inc. (a)	110,627	1,120,652
Lindblad Expeditions Holdings, Inc. (a)	3,890	35,010
Papa John’s International, Inc.	63,148	4,979,220

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Red Rock Resorts, Inc., Class A	13,797	$325,471
Scientific Games Corp., Class A (a)	59,211	667,308
Texas Roadhouse, Inc.	10,230	399,277
Vail Resorts, Inc.	63,733	9,998,433

		31,289,779
Household Durables — 1.2%
Ethan Allen Interiors, Inc.	14,600	456,542
Installed Building Products, Inc. (a)	62,000	2,223,940
La-Z-Boy, Inc.	106,363	2,612,275
TopBuild Corp. (a)	88,601	2,941,553
ZAGG, Inc. (a)	161,477	1,307,964

		9,542,274
Household Products — 0.1%
Central Garden & Pet Co. (a)	21,175	550,550
Central Garden & Pet Co., Class A (a)	21,688	537,862

		1,088,412
Insurance — 0.1%
CNO Financial Group, Inc.	6,153	93,956
Universal Insurance Holdings, Inc.	40,709	1,025,867

		1,119,823
Internet & Catalog Retail — 0.3%
Liberty TripAdvisor Holdings, Inc., Class A (a)	32,804	716,767
Shutterfly, Inc. (a)	30,661	1,368,707

		2,085,474
Internet Software & Services — 5.1%
Bankrate, Inc. (a)	92,659	785,748
Box, Inc., Class A (a)	10,854	171,059
Brightcove, Inc. (a)	10,618	138,565
Carbonite, Inc. (a)	55,819	857,380
Cornerstone OnDemand, Inc. (a)	20,668	949,695
Cvent, Inc. (a)	21,856	693,054
Earthlink Holdings Corp.	693,233	4,298,045
Everyday Health, Inc. (a)	25,481	195,949
Five9, Inc. (a)	36,954	579,439
GrubHub, Inc. (a)	17,197	739,299
Intralinks Holdings, Inc. (a)	48,818	491,109
Limelight Networks, Inc. (a)	473,316	885,101
LogMeIn, Inc. (a)	101,991	9,218,966
NIC, Inc.	272,449	6,402,552
QuinStreet, Inc. (a)	883,139	2,667,080
Web.com Group, Inc. (a)	259,301	4,478,128
Wix.com Ltd. (a)	78,489	3,408,777
XO Group, Inc. (a)	143,460	2,773,082

		39,733,028
IT Services — 2.4%
Convergys Corp.	77,177	2,347,724
CSG Systems International, Inc.	31,146	1,287,264
Datalink Corp. (a)	153,996	1,633,898
Euronet Worldwide, Inc. (a)	61,811	5,057,994
Everi Holdings, Inc. (a)	178,051	439,786
Hackett Group, Inc.	81,889	1,352,806
Lionbridge Technologies, Inc. (a)	87,850	439,250
Net1 UEPS Technologies, Inc. (a)	126,129	1,079,664
Travelport Worldwide Ltd.	54,712	822,321
Unisys Corp. (a)	404,520	3,940,025

		18,400,732

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Leisure Products — 0.7%
Brunswick Corp.	69,352	$3,382,991
Johnson Outdoors, Inc., Class A	18,634	677,719
Nautilus, Inc. (a)	71,109	1,615,596

		5,676,306
Life Sciences Tools & Services — 1.3%
Cambrex Corp. (a)	22,200	987,012
Harvard Bioscience, Inc. (a)	214,387	583,133
INC Research Holdings, Inc., Class A (a)	53,518	2,385,832
PAREXEL International Corp. (a)	57,528	3,995,320
PRA Health Sciences, Inc. (a)	35,861	2,026,505

		9,977,802
Machinery — 3.5%
Briggs & Stratton Corp.	47,722	890,015
Commercial Vehicle Group, Inc. (a)	84,577	488,855
Global Brass & Copper Holdings, Inc.	130,438	3,768,354
Greenbrier Cos., Inc.	55,864	1,971,999
Hyster-Yale Materials Handling, Inc.	10,637	639,603
John Bean Technologies Corp.	90,333	6,372,993
Luxfer Holdings PLC — ADR	334,339	3,874,989
Lydall, Inc. (a)	2,908	148,686
Mueller Water Products, Inc., Class A	111,369	1,397,681
Rexnord Corp. (a)	30,425	651,399
SPX Corp. (a)	29,534	594,815
SPX FLOW, Inc. (a)	18,472	571,154
Supreme Industries, Inc., Class A	60,627	1,170,101
Wabash National Corp. (a)	166,392	2,369,422
Watts Water Technologies, Inc., Class A	39,076	2,533,688

		27,443,754
Media — 0.7%
Carmike Cinemas, Inc. (a)	13,973	456,777
Entercom Communications Corp., Class A	53,122	687,399
Harte-Hanks, Inc.	269,210	436,120
Nexstar Broadcasting Group, Inc., Class A	4,115	237,477
Sinclair Broadcast Group, Inc., Class A	112,901	3,260,581
Tronc, Inc.	14,136	238,616

		5,316,970
Metals & Mining — 0.6%
Coeur Mining, Inc. (a)	118,502	1,401,879
Ryerson Holding Corp. (a)	14,404	162,621
Worthington Industries, Inc.	62,918	3,021,952

		4,586,452
Multiline Retail — 0.7%
Big Lots, Inc.	106,860	5,102,565
Multi-Utilities — 0.1%
Avista Corp.	27,990	1,169,702
Oil, Gas & Consumable Fuels — 1.2%
Carrizo Oil & Gas, Inc. (a)	59,451	2,414,900
Eclipse Resources Corp. (a)	62,169	204,536
EP Energy Corp., Class A (b)	36,635	160,461
Evolution Petroleum Corp.	107,337	674,076
Matador Resources Co. (a)(b)	96,876	2,357,962
Oasis Petroleum, Inc. (a)	149,373	1,713,308
Sanchez Energy Corp. (a)	15,321	135,438
SemGroup Corp., Class A	8,477	299,747
Triangle Petroleum Corp. (a)	108,030	29,708
Western Refining, Inc.	58,532	1,548,757

		9,538,893
Paper & Forest Products — 0.2%
Boise Cascade Co. (a)	54,493	1,384,122

Common Stocks	Shares	Value
Personal Products — 0.1%
Avon Products, Inc.	119,750	$677,785
Medifast, Inc.	7,297	275,754
Natural Health Trends Corp. (b)	6,906	195,164

		1,148,703
Pharmaceuticals — 3.2%
Aratana Therapeutics, Inc. (a)	28,840	269,942
Catalent, Inc. (a)	46,556	1,203,007
Corcept Therapeutics, Inc. (a)	12,194	79,261
Flex Pharma, Inc. (a)	15,414	181,577
Heska Corp. (a)	18,695	1,017,569
Horizon Pharma PLC (a)	106,725	1,934,924
Innoviva, Inc.	96,500	1,060,535
Intersect ENT, Inc. (a)	5,624	89,084
Juniper Pharmaceuticals, Inc. (a)	82,607	458,469
Pacira Pharmaceuticals, Inc. (a)	34,404	1,177,305
Prestige Brands Holdings, Inc. (a)	275,704	13,308,232
Sciclone Pharmaceuticals, Inc. (a)	287,817	2,950,124
Sucampo Pharmaceuticals, Inc., Class A (a)	98,510	1,212,658
Supernus Pharmaceuticals, Inc. (a)	9,603	237,482

		25,180,169
Professional Services — 2.0%
Insperity, Inc.	108,748	7,899,455
Kforce, Inc.	225,675	4,624,081
RPX Corp. (a)	236,772	2,531,093
Volt Information Sciences, Inc. (a)	24,688	156,769

		15,211,398
Real Estate Management & Development — 0.7%
Altisource Portfolio Solutions SA (a)	12,338	399,751
AV Homes, Inc. (a)	13,371	222,493
Marcus & Millichap, Inc. (a)	130,002	3,399,552
RE/MAX Holdings, Inc., Class A	12,349	540,639
RMR Group, Inc., Class A	16,377	621,343

		5,183,778
Road & Rail — 0.2%
ArcBest Corp.	8,768	166,767
YRC Worldwide, Inc. (a)	94,116	1,159,509

		1,326,276
Semiconductors & Semiconductor Equipment — 4.7%
Acacia Communications, Inc. (a)(b)	4,466	461,248
Advanced Micro Devices, Inc. (a)	1,040,560	7,190,270
Alpha & Omega Semiconductor Ltd. (a)	97,052	2,107,969
Amkor Technology, Inc. (a)	261,701	2,543,734
Cavium, Inc. (a)	3,254	189,383
Cirrus Logic, Inc. (a)	28,815	1,531,517
Entegris, Inc. (a)	67,433	1,174,683
MaxLinear, Inc., Class A (a)	70,884	1,436,819
Microsemi Corp. (a)	167,062	7,013,263
Power Integrations, Inc.	21,573	1,359,746
Rudolph Technologies, Inc. (a)	15	266
Semtech Corp. (a)	157,367	4,363,787
Synaptics, Inc. (a)	4,783	280,188
Tessera Technologies, Inc.	175,852	6,759,751

		36,412,624
Software — 7.9%
A10 Networks, Inc. (a)	528,918	5,654,133
Aspen Technology, Inc. (a)	216,479	10,129,052
AVG Technologies NV (a)	36,992	925,170
Barracuda Networks, Inc. (a)	9,649	245,857
CommVault Systems, Inc. (a)	7,051	374,620

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Software (continued)
Ellie Mae, Inc. (a)	44,478	$4,683,533
Exa Corp. (a)	58,107	932,617
Fleetmatics Group PLC (a)	36,702	2,201,386
Gigamon, Inc. (a)	123,286	6,756,073
Infoblox, Inc. (a)	9,177	241,997
Manhattan Associates, Inc. (a)	176,507	10,170,333
MicroStrategy, Inc., Class A (a)	14,409	2,412,643
Mitek Systems, Inc. (a)	63,529	526,655
Monotype Imaging Holdings, Inc.	99,731	2,205,052
Proofpoint, Inc. (a)	101,417	7,591,062
Silver Spring Networks, Inc. (a)	18,083	256,417
Take-Two Interactive Software, Inc. (a)	114,676	5,169,594
Zix Corp. (a)	188,892	774,457

		61,250,651
Specialty Retail — 2.3%
Aaron’s, Inc.	97,495	2,478,323
American Eagle Outfitters, Inc.	146,631	2,618,830
Asbury Automotive Group, Inc. (a)	41,419	2,305,796
Burlington Stores, Inc. (a)	42,303	3,427,389
Chico’s FAS, Inc.	122,517	1,457,952
Children’s Place, Inc.	17,894	1,429,194
Group 1 Automotive, Inc.	18,122	1,157,633
Haverty Furniture Cos., Inc.	40,190	805,408
New York & Co., Inc. (a)	41,988	94,893
Sears Hometown and Outlet Stores, Inc. (a)	55,996	276,060
Sonic Automotive, Inc., Class A	59,037	1,109,896
Tile Shop Holdings, Inc. (a)	10,151	167,999
TravelCenters of America LLC (a)	54,044	386,955

		17,716,328
Technology Hardware, Storage & Peripherals — 0.0%
Nimble Storage, Inc. (a)	28,083	247,973
Textiles, Apparel & Luxury Goods — 0.9%
Columbia Sportswear Co.	5,439	308,609
Culp, Inc.	159,161	4,738,223
Oxford Industries, Inc.	24,211	1,639,085

		6,685,917
Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd. (a)	15,074	401,119
EverBank Financial Corp.	17	329
First Defiance Financial Corp.	21,347	952,930
Flagstar Bancorp, Inc. (a)	135,660	3,764,565
HomeStreet, Inc. (a)	4,086	102,395
MGIC Investment Corp. (a)	38,217	305,736

		5,527,074
Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc. (a)	68,450	2,879,692
BMC Stock Holdings, Inc. (a)	4,035	71,541
GMS, Inc. (a)	40,043	890,156
Neff Corp., Class A (a)	48,442	460,199
SiteOne Landscape Supply, Inc. (a)	21,865	785,609

		5,087,197
Total Common Stocks — 98.3%		763,090,896

Preferred Stocks	Shares	Value
Household Durables — 0.0%
AliphCom, Series 6 (Acquired 6/03/14, cost $749,991) (a)(c)	6,198	—
AliphCom, Series 8 (Acquired 8/31/15, cost $130,001) (a)(c)	142,746	$1

		1
Software — 0.7%
Illumio Inc., Series C (Acquired 3/10/15, cost $750,000) (a)(c)	233,365	688,427
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(c)	60,511	1,258,629
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(c)	18,824	391,539
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(c)	665	13,832
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(c)	326,264	2,995,104

		5,347,531
Total Preferred Stocks — 0.7%		5,347,532

Rights
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	149,927	166,419
Pharmaceuticals — 0.0%
Durata Therapeutics, Inc. — CVR (a)	7,330	1,173
Total Rights — 0.0%		167,592

Total Long-Term Investments (Cost — $693,180,381) — 99.0%		768,606,020

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)(e)	6,602,499	6,602,499
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)(f)	$6,421	6,420,757
Total Short-Term Securities (Cost — $13,023,256) — 1.7%		13,023,256
Total Investments (Cost — $706,203,637) — 100.7%		781,629,276
Liabilities in Excess of Other Assets — (0.7)%		(5,313,824)

Net Assets — 100.0%		$776,315,452

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $5,347,532 and an original cost of $5,636,884 which was 0.7% of its net assets.

(d)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,821,194	(8,821,194)	—	—	$ 21,037		$238
BlackRock Liquidity Funds, T-Fund, Institutional Class Series	—	6,602,499	6,602,499	$ 6,602,499	1,768		—
BlackRock Liquidity Series, LLC Money Market Series	$4,670,188	$1,750,569	$6,420,757	6,420,757	1,051,098	[1]	—
Total				$13,023,256	$1,073,903		$238

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
70	Russell 2000 Mini Index	December 2016	$8,738,100	$114,898

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$114,898	—	—	—

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$956,328	—	—	—	$956,328

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$410,591	—	—	—	$410,591

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,924,893

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$85,809	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(85,809)	—
Total derivative assets and liabilities subject to an MNA	—	—

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$8,282,634	—	—	$8,282,634
Air Freight & Logistics	6,351,264	—	—	6,351,264
Airlines	3,318,708	—	—	3,318,708
Auto Components	18,850,939	—	—	18,850,939
Banks	20,437,816	—	—	20,437,816
Beverages	2,860,664	—	—	2,860,664
Biotechnology	69,330,346	—	—	69,330,346
Building Products	27,104,228	—	—	27,104,228
Capital Markets	2,036,548	—	—	2,036,548
Chemicals	28,260,941	—	—	28,260,941
Commercial Services & Supplies	20,843,665	—	—	20,843,665
Communications Equipment	16,924,696	—	—	16,924,696
Construction & Engineering	9,788,084	—	—	9,788,084
Construction Materials	731,575	—	—	731,575
Consumer Finance	2,011,437	—	—	2,011,437
Distributors	4,378,877	—	—	4,378,877
Diversified Consumer Services	2,738,962	—	—	2,738,962
Diversified Financial Services	204,653	—	—	204,653
Diversified Telecommunication Services	2,778,929	—	$ 36,605	2,815,534
Electric Utilities	529,088	—	—	529,088
Electrical Equipment	1,105,616	—	—	1,105,616
Electronic Equipment, Instruments & Components	31,024,062	—	—	31,024,062
Energy Equipment & Services	2,355,732	—	—	2,355,732
Equity Real Estate Investment Trusts (REITs)	41,485,691	—	—	41,485,691
Food & Staples Retailing	2,036,521	—	—	2,036,521
Food Products	10,271,117	—	—	10,271,117
Gas Utilities	1,360,943	—	—	1,360,943
Health Care Equipment & Supplies	50,825,096	—	—	50,825,096
Health Care Providers & Services	16,805,282	—	—	16,805,282
Health Care Technology	3,586,001	—	—	3,586,001
Hotels, Restaurants & Leisure	31,289,779	—	—	31,289,779
Household Durables	9,542,274	—	—	9,542,274
Household Products	1,088,412	—	—	1,088,412
Insurance	1,119,823	—	—	1,119,823

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Internet & Catalog Retail	$2,085,474	—	—	$2,085,474
Internet Software & Services	39,733,028	—	—	39,733,028
IT Services	18,400,732	—	—	18,400,732
Leisure Products	5,676,306	—	—	5,676,306
Life Sciences Tools & Services	9,977,802	—	—	9,977,802
Machinery	27,443,754	—	—	27,443,754
Media	5,316,970	—	—	5,316,970
Metals & Mining	4,586,452	—	—	4,586,452
Multiline Retail	5,102,565	—	—	5,102,565
Multi-Utilities	1,169,702	—	—	1,169,702
Oil, Gas & Consumable Fuels	9,538,893	—	—	9,538,893
Paper & Forest Products	1,384,122	—	—	1,384,122
Personal Products	1,148,703	—	—	1,148,703
Pharmaceuticals	25,180,169	—	—	25,180,169
Professional Services	15,211,398	—	—	15,211,398
Real Estate Management & Development	5,183,778	—	—	5,183,778
Road & Rail	1,326,276	—	—	1,326,276
Semiconductors & Semiconductor Equipment	36,412,624	—	—	36,412,624
Software	61,250,651	—	—	61,250,651
Specialty Retail	17,716,328	—	—	17,716,328
Technology Hardware, Storage & Peripherals	247,973	—	—	247,973
Textiles, Apparel & Luxury Goods	6,685,917	—	—	6,685,917
Thrifts & Mortgage Finance	5,527,074	—	—	5,527,074
Trading Companies & Distributors	5,087,197	—	—	5,087,197
Preferred Stocks:
Household Durables	—	—	$1	1
Software	—	—	5,347,531	5,347,531
Rights	—	—	167,592	167,592
Short-Term Securities	6,602,499	$6,420,757	—	13,023,256

Total	$769,656,790	$6,420,757	$5,551,729	$781,629,276

Derivative Financial Instruments[1]
Assets:
Equity contracts	$114,898	—	—	$114,898

Total	$114,898	—	—	$114,898

[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$431,200	—	—	$431,200
Liabilities:
Collateral on securities loaned at value	—	$(6,420,757)	—	(6,420,757)

Total	$431,200	$(6,420,757)	—	$(5,989,557)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	25

Statements of Assets and Liabilities

September 30, 2016	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$420,054,721	$554,823,524	$768,606,020
Investments at value — affiliated[4]	11,166,393	2,658,855	13,023,256
Cash pledged for futures contracts	—	—	431,200
Receivables:
Investments sold	1,119,271	5,264,113	8,821,296
Capital shares sold	95,519	887,851	644,910
Dividends — unaffiliated	404,447	16,943	373,789
Dividends — affiliated	1,558	210	1,193
From the Manager	107,881	80,911	—
Securities lending income — affiliated	2,407	—	72,269
Variation margin receivable on futures contracts	—	—	85,809
Prepaid expenses	23,856	57,412	27,024

Total assets	432,976,053	563,789,819	792,086,766

Liabilities
Cash collateral on securities loaned at value	1,426,572	—	6,420,757
Payables:
Investments purchased	1,583,349	3,807,519	7,503,804
Capital shares redeemed	1,133,389	1,578,354	931,201
Investment advisory fees	269,204	352,419	347,968
Transfer agent fees	299,315	361,116	265,784
Service and distribution fees	122,419	125,259	73,203
Officer’s and Trustees’ fees	5,616	6,137	8,179
Other affiliates	25,653	56,618	86,622
Other accrued expenses	106,649	79,552	133,796

Total liabilities	4,972,166	6,366,974	15,771,314

Net Assets	$428,003,887	$557,422,845	$776,315,452

Net Assets Consist of
Paid-in capital	$431,031,852	$444,413,495	$723,726,802
Undistributed (distributions in excess of) net investment income (loss)	1,653,130	(4,025,193)	253,376
Accumulated net realized loss	(40,719,709)	(3,023,975)	(23,205,263)
Net unrealized appreciation (depreciation)	36,038,614	120,058,518	75,540,537

Net Assets	$428,003,887	$557,422,845	$776,315,452

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$384,003,543	$434,764,778	$693,180,381
[3] Securities loaned at value	$1,409,842	—	$6,166,384
[4] Investments at cost — affiliated	$11,166,393	$2,658,855	$13,023,256

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$37,416,574	$99,759,188	$490,215,219

Shares outstanding[2]	3,036,706	5,581,002	27,318,442

Net asset value	$12.32	$17.87	$17.94

Service
Net assets	$119,056	$1,342,752	$12,054,345

Shares outstanding[2]	9,824	82,129	776,086

Net asset value	$12.12	$16.35	$15.53

Investor A
Net assets	$323,296,634	$394,544,218	$250,357,330

Shares outstanding[2]	27,321,363	25,195,920	17,534,502

Net asset value	$11.83	$15.66	$14.28

Investor B
Net assets	$1,711,366	$1,177,818	—

Shares outstanding[2]	165,867	92,974	—

Net asset value	$10.32	$12.67	—

Investor C
Net assets	$63,585,707	$52,722,728	$23,688,558

Shares outstanding[2]	6,242,423	4,201,307	2,667,390

Net asset value	$10.19	$12.55	$8.88

Class K3
Net assets	—	$229,731	—

Shares outstanding[2]	—	12,845	—

Net asset value	—	$17.88	—

Class R
Net assets	$1,874,550	$7,646,410	—

Shares outstanding[2]	153,978	494,178	—

Net asset value	$12.17	$15.47	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

[3]	Commencement of operations was March 28, 2016.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	27

Statements of Operations

Year Ended September 30, 2016	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$8,069,040	$1,775,060	$6,888,266
Dividends — affiliated	11,408	15,231	22,805
Securities lending — affiliated — net	7,106	179,050	1,051,098
Foreign taxes withheld	(59,580)	(3,865)	—

Total income	8,027,974	1,965,476	7,962,169

Expenses
Investment advisory	3,613,883	4,196,774	4,161,941
Service and distribution — class specific	1,569,945	1,497,457	883,275
Transfer agent — class specific	972,501	1,149,649	1,401,804
Administration	191,974	222,271	315,187
Administration — class specific	90,425	104,904	151,389
Accounting services	97,154	114,018	152,113
Professional	114,433	91,594	75,773
Registration	76,178	109,043	79,101
Printing	57,726	70,156	71,941
Custodian	24,958	37,574	112,001
Officer and Trustees	21,669	24,445	30,156
Offering	—	34,518	—
Miscellaneous	26,727	28,986	49,245
Recoupment of past waived and/or reimbursed fees — class specific	51	5,268	91

Total expenses	6,857,624	7,686,657	7,484,017
Less:
Fees waived by the Manager	(74,747)	(13,337)	(5,769)
Administration fees waived — class specific	(90,402)	(83,973)	—
Transfer agent fees waived — class specific	(81,277)	(72,387)	—
Transfer agent fees reimbursed — class specific	(582,398)	(98,983)	—

Total expenses after fees waived and reimbursed	6,028,800	7,417,977	7,478,248

Net investment income (loss)	1,999,174	(5,452,501)	483,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(8,826,611)	(2,815,498)	(9,180,130)
Capital gain distributions received from affiliated investment companies	54	216	238
Futures contracts	—	—	956,328
Foreign currency transactions	(4,224)	8,783	—

	(8,830,781)	(2,806,499)	(8,223,564)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	47,097,879	65,463,429	55,660,741
Futures contracts	—	—	410,591
Foreign currency translations	4,749	(68)	—

	47,102,628	65,463,361	56,071,332

Net realized and unrealized gain	38,271,847	62,656,862	47,847,768

Net Increase in Net Assets Resulting from Operations	$40,271,021	$57,204,361	$48,331,689

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$1,999,174	$239,243	$(5,452,501)	$(4,218,789)	$483,921	$(230,783)
Net realized gain (loss)	(8,830,781)	57,072,102	(2,806,499)	23,470,965	(8,223,564)	40,714,366
Net change in unrealized appreciation (depreciation)	47,102,628	(66,428,274)	65,463,361	(17,238,236)	56,071,332	(26,395,927)

Net increase (decrease) in net assets resulting from operations	40,271,021	(9,116,929)	57,204,361	2,013,940	48,331,689	14,087,656

Distributions to Shareholders[2]
From net investment income:
Institutional	(232,239)	(1,469,061)	—	—	—	—
Service	(73)	(4,373)	—	—	—	—
Investor A	(542,725)	(11,203,633)	—	—	—	—
Investor B	—	(130,864)	—	—	—	—
Investor C	—	(2,049,761)	—	—	—	—
Class R	—	(36,334)	—	—	—	—
From net realized gain:
Institutional	(2,674,570)	(6,558,090)	(2,009,090)	(3,190,419)	(28,615,524)	(99,594,343)
Service	(7,607)	(22,326)	(37,699)	(475,796)	(1,202,425)	(4,990,887)
Investor A	(24,921,567)	(55,240,666)	(9,310,900)	(36,956,433)	(16,862,272)	(71,147,923)
Investor B	(242,080)	(915,431)	(51,879)	(424,056)	—	(252,945)
Investor C	(5,636,080)	(12,781,606)	(1,450,834)	(4,319,606)	(2,736,282)	(10,799,606)
Class R	(103,686)	(190,598)	(193,731)	(935,237)	—	—

Decrease in net assets resulting from distributions to shareholders	(34,360,627)	(90,602,743)	(13,054,133)	(46,301,547)	(49,416,503)	(186,785,704)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(52,392,296)	(22,382,207)	22,037,838	140,200,254	(29,420,476)	184,894,272

Net Assets
Total increase (decrease) in net assets	(46,481,902)	(122,101,879)	66,188,066	95,912,647	(30,505,290)	12,196,224
Beginning of year	474,485,789	596,587,668	491,234,779	395,322,132	806,820,742	794,624,518

End of year	$428,003,887	$474,485,789	$557,422,845	$491,234,779	$776,315,452	$806,820,742

Undistributed (distributions in excess of) net investment income (loss), end of year	$1,653,130	$433,248	$(4,025,193)	—	$253,376	$(230,783)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	29

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.07	$14.51	$14.04	$12.53	$9.81

Net investment income[2]	0.10	0.06	0.29	0.19	0.10
Net realized and unrealized gain (loss)	1.06	(0.25)	0.53	1.46	2.72

Net increase (decrease) from investment operations	1.16	(0.19)	0.82	1.65	2.82

Distributions:[3]
From net investment income	(0.07)	(0.41)	(0.21)	(0.14)	(0.10)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.91)	(2.25)	(0.35)	(0.14)	(0.10)

Net asset value, end of year	$12.32	$12.07	$14.51	$14.04	$12.53

Total Return[4]
Based on net asset value	9.75%	(2.15)%	5.76%	13.36%	28.90%

Ratios to Average Net Assets
Total expenses	1.14%[5]	1.11%[5]	1.09%[5]	1.15%[5]	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[5]	0.92%[5]	0.96%[5]	0.97%[5]	0.97%

Net investment income	0.86%[5]	0.46%[5]	1.99%[5]	1.48%[5]	0.89%

Supplemental Data
Net assets, end of year (000)	$37,417	$40,870	$53,274	$64,078	$142,963

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Service
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.86	$14.29	$13.81	$12.30	$9.63

Net investment income[2]	0.06	0.01	0.23	0.14	0.06
Net realized and unrealized gain (loss)	1.05	(0.24)	0.54	1.44	2.68

Net increase (decrease) from investment operations	1.11	(0.23)	0.77	1.58	2.74

Distributions:[3]
From net investment income	(0.01)	(0.36)	(0.15)	(0.07)	(0.07)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.85)	(2.20)	(0.29)	(0.07)	(0.07)

Net asset value, end of year	$12.12	$11.86	$14.29	$13.81	$12.30

Total Return[4]
Based on net asset value	9.44%	(2.49)%	5.45%	13.00%	28.58%

Ratios to Average Net Assets
Total expenses	1.26%[5,6]	1.33%[5,6]	1.30%[5]	1.75%[5,6]	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[5]	1.23%[5]	1.27%[5]	1.29%[5]	1.29%

Net investment income	0.54%[5]	0.10%[5]	1.60%[5]	1.15%[5]	0.56%

Supplemental Data
Net assets, end of year (000)	$119	$108	$211	$421	$674

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	1.21%	1.30%	1.30%	1.73%	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	31

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.61	$14.04	$13.59	$12.14	$9.50

Net investment income[2]	0.06	0.02	0.22	0.14	0.07
Net realized and unrealized gain (loss)	1.02	(0.24)	0.54	1.41	2.63

Net increase (decrease) from investment operations	1.08	(0.22)	0.76	1.55	2.70

Distributions:[3]
From net investment income	(0.02)	(0.37)	(0.17)	(0.10)	(0.06)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.86)	(2.21)	(0.31)	(0.10)	(0.06)

Net asset value, end of year	$11.83	$11.61	$14.04	$13.59	$12.14

Total Return[4]
Based on net asset value	9.39%	(2.46)%	5.46%	12.92%	28.54%

Ratios to Average Net Assets
Total expenses	1.42%[5]	1.41%[5]	1.40%[5]	1.43%[5]	1.40%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[5]	1.24%[5]	1.27%[5]	1.29%[5]	1.29%

Net investment income	0.54%[5]	0.14%[5]	1.55%[5]	1.11%[5]	0.60%

Supplemental Data
Net assets, end of year (000)	$323,297	$355,844	$443,630	$512,059	$615,464

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor B
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.28	$12.66	$12.26	$10.95	$8.58

Net investment income (loss)[2]	(0.03)	(0.08)	0.11	0.04	(0.02)
Net realized and unrealized gain (loss)	0.91	(0.20)	0.48	1.28	2.39

Net increase (decrease) from investment operations	0.88	(0.28)	0.59	1.32	2.37

Distributions:[3]
From net investment income	—	(0.26)	(0.05)	(0.01)	—
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.84)	(2.10)	(0.19)	(0.01)	—

Net asset value, end of year	$10.32	$10.28	$12.66	$12.26	$10.95

Total Return[4]
Based on net asset value	8.63%	(3.24)%	4.68%	12.04%	27.62%

Ratios to Average Net Assets
Total expenses	2.74%[5]	2.52%[5]	2.41%[5]	2.42%[5,6]	2.31%[6]

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[5]	2.01%[5]	2.05%[5]	2.06%[5]	2.06%

Net investment income (loss)	(0.25)%[5]	(0.68)%[5]	0.82%[5]	0.36%[5]	(0.19)%

Supplemental Data
Net assets, end of year (000)	$1,711	$3,560	$7,122	$11,918	$17,465

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	—	—	—	2.41%	2.30%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	33

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor C
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.16	$12.57	$12.20	$10.91	$8.55

Net investment income (loss)[2]	(0.02)	(0.07)	0.10	0.04	(0.02)
Net realized and unrealized gain (loss)	0.89	(0.20)	0.48	1.27	2.38

Net increase (decrease) from investment operations	0.87	(0.27)	0.58	1.31	2.36

Distributions:[3]
From net investment income	—	(0.30)	(0.07)	(0.02)	—
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.84)	(2.14)	(0.21)	(0.02)	—

Net asset value, end of year	$10.19	$10.16	$12.57	$12.20	$10.91

Total Return[4]
Based on net asset value	8.63%	(3.26)%	4.67%	12.01%	27.60%

Ratios to Average Net Assets
Total expenses	2.17%[5]	2.15%[5]	2.14%[5]	2.20%[5]	2.18%[6]

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[5]	2.01%[5]	2.04%[5]	2.06%[5]	2.06%

Net investment income (loss)	(0.23)%[5]	(0.63)%[5]	0.78%[5]	0.34%[5]	(0.18)%

Supplemental Data
Net assets, end of year (000)	$63,586	$72,966	$90,904	$103,097	$115,242

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Class R
	Year Ended September 30,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.94	$14.41	$13.94	$12.46	$9.75

Net investment income (loss)[2]	0.02	(0.03)	0.19	0.10	0.03
Net realized and unrealized gain (loss)	1.05	(0.25)	0.53	1.45	2.71

Net increase (decrease) from investment operations	1.07	(0.28)	0.72	1.55	2.74

Distributions:[3]
From net investment income	—	(0.35)	(0.11)	(0.07)	(0.03)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—

Total distributions	(0.84)	(2.19)	(0.25)	(0.07)	(0.03)

Net asset value, end of year	$12.17	$11.94	$14.41	$13.94	$12.46

Total Return[4]
Based on net asset value	9.04%	(2.86)%	5.05%	12.51%	28.13%

Ratios to Average Net Assets
Total expenses	1.74%[5]	1.69%[5]	1.68%[5,6]	1.78%[5]	1.78%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.60%[5]	1.60%[5]	1.63%[5]	1.65%[5]	1.65%

Net investment income (loss)	0.20%[5]	(0.23)%[5]	1.30%[5]	0.78%[5]	0.25%

Supplemental Data
Net assets, end of year (000)	$1,875	$1,138	$1,446	$1,028	$1,312

Portfolio turnover rate	36%	156%	102%	119%	156%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	0.03%	—

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	—	—	1.67%	—	1.78%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	35

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.42	$17.67	$18.22	$13.58	$11.10

Net investment income (loss)[1]	(0.12)	(0.11)	(0.12)	0.05	0.04
Net realized and unrealized gain	2.00	0.77	2.49	4.59	2.44

Net increase from investment operations	1.88	0.66	2.37	4.64	2.48

Distributions from net realized gain[2]	(0.43)	(1.91)	(2.92)	—	—

Net asset value, end of year	$17.87	$16.42	$17.67	$18.22	$13.58

Total Return[3]
Based on net asset value	11.60%	4.37%	14.70%	34.17%	22.34%

Ratios to Average Net Assets
Total expenses[4]	1.11%	1.06%	1.11%	1.13%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%	1.05%	1.10%	1.11%	1.07%

Net investment income (loss)	(0.71)%	(0.61)%	(0.68)%	0.30%	0.27%

Supplemental Data
Net assets, end of year (000)	$99,759	$84,605	$33,448	$21,485	$18,526

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	1.10%	1.06%	1.08%	1.11%	1.11%

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.00	$16.34	$17.05	$12.77	$10.49

Net investment loss[1]	(0.13)	(0.16)	(0.19)	(0.02)	(0.01)
Net realized and unrealized gain	1.82	0.71	2.31	4.30	2.29

Net increase from investment operations	1.69	0.55	2.12	4.28	2.28

Distributions from net realized gain[2]	(0.34)	(1.89)	(2.83)	—	—

Net asset value, end of year	$16.35	$15.00	$16.34	$17.05	$12.77

Total Return[3]
Based on net asset value	11.39%	3.94%	14.11%	33.52%	21.74%

Ratios to Average Net Assets
Total expenses	1.26%[4]	1.50%[4]	1.58%[4]	1.67%[4]	2.29%

Total expenses after fees waived, reimbursed and paid indirectly	1.25%	1.48%	1.58%	1.58%	1.58%

Net investment loss	(0.88)%	(1.00)%	(1.17)%	(0.15)%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$1,343	$1,384	$3,838	$2,065	$1,865

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	1.24%	1.42%	1.33%	1.51%	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	37

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.43	$15.78	$16.56	$12.38	$10.15

Net investment income (loss)[1]	(0.15)	(0.14)	(0.16)	0.00 [2]	(0.01)
Net realized and unrealized gain	1.76	0.67	2.24	4.18	2.24

Net increase from investment operations	1.61	0.53	2.08	4.18	2.23

Distributions from net realized gain[3]	(0.38)	(1.88)	(2.86)	—	—

Net asset value, end of year	$15.66	$14.43	$15.78	$16.56	$12.38

Total Return[4]
Based on net asset value	11.29%	4.01%	14.38%	33.76%	21.97%

Ratios to Average Net Assets
Total expenses	1.45%	1.43%[5]	1.48%	1.55%	1.55%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.39%	1.39%	1.39%

Net investment income (loss)	(1.02)%	(0.89)%	(1.01)%	0.03%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$394,544	$350,962	$315,762	$282,726	$237,748

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the year ended September 30, 2015.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.77	$13.22	$14.27	$10.75	$8.88

Net investment loss[1]	(0.21)	(0.21)	(0.24)	(0.08)	(0.09)
Net realized and unrealized gain	1.42	0.55	1.90	3.60	1.96

Net increase from investment operations	1.21	0.34	1.66	3.52	1.87

Distributions from net realized gain[2]	(0.31)	(1.79)	(2.71)	—	—

Net asset value, end of year	$12.67	$11.77	$13.22	$14.27	$10.75

Total Return[3]
Based on net asset value	10.40%	3.23%	13.47%	32.74%	21.06%

Ratios to Average Net Assets
Total expenses	3.20%	2.75%	2.66%	2.70%	2.59%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.16%	2.16%	2.16%

Net investment loss	(1.80)%	(1.65)%	(1.79)%	(0.66)%	(0.88)%

Supplemental Data
Net assets, end of year (000)	$1,178	$2,069	$3,313	$4,330	$5,123

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	39

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.68	$13.16	$14.28	$10.75	$8.89

Net investment loss[1]	(0.20)	(0.21)	(0.23)	(0.09)	(0.08)
Net realized and unrealized gain	1.41	0.55	1.88	3.62	1.94

Net increase from investment operations	1.21	0.34	1.65	3.53	1.86

Distributions from net realized gain[2]	(0.34)	(1.82)	(2.77)	—	—

Net asset value, end of year	$12.55	$11.68	$13.16	$14.28	$10.75

Total Return[3]
Based on net asset value	10.48%	3.23%	13.42%	32.84%	20.92%

Ratios to Average Net Assets
Total expenses	2.14%[4]	2.16%[4]	2.17%[4]	2.23%[4]	2.31%

Total expenses after fees waived, reimbursed and paid indirectly	2.12%	2.16%	2.16%	2.16%	2.16%

Net investment loss	(1.75)%	(1.67)%	(1.77)%	(0.75)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$52,723	$44,719	$31,257	$23,959	$18,774

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	2.13%	2.12%	2.16%	2.23%	—

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Class K
Period March 28, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$15.57

Net investment loss[2]	(0.05)
Net realized and unrealized gain	2.36

Net increase from investment operations	2.31

Net asset value, end of period	$17.88

Total Return[3]
Based on net asset value	14.84%[4]

Ratios to Average Net Assets
Total expenses	0.98%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[5]

Net investment loss	(0.59)%[5]

Supplemental Data
Net assets, end of period (000)	$230

Portfolio turnover rate	81%[6]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	41

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.27	$15.63	$16.44	$12.32	$10.13

Net investment loss[1]	(0.18)	(0.18)	(0.20)	(0.04)	(0.03)
Net realized and unrealized gain	1.72	0.68	2.22	4.16	2.22

Net increase from investment operations	1.54	0.50	2.02	4.12	2.19

Distributions from net realized gain[2]	(0.34)	(1.86)	(2.83)	—	—

Net asset value, end of year	$15.47	$14.27	$15.63	$16.44	$12.32

Total Return[3]
Based on net asset value	10.94%	3.79%	14.03%	33.44%	21.62%

Ratios to Average Net Assets
Total expenses[4]	1.78%	1.73%	1.74%[4]	1.74%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment loss	(1.28)%	(1.15)%	(1.26)%	(0.26)%	(0.28)%

Supplemental Data
Net assets, end of year (000)	$7,646	$7,495	$7,704	$9,352	$6,663

Portfolio turnover rate	81%	95%	123%	160%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$17.82	$22.28	$29.86	$26.67	$20.09

Net investment income (loss)[1]	0.03	0.02	(0.06)	0.01	0.04
Net realized and unrealized gain	1.11	0.49	2.58	5.90	7.14

Net increase from investment operations	1.14	0.51	2.52	5.91	7.18

Distributions:[2]
From net investment income	—	—	—	(0.07)	—
From net realized gain	(1.02)	(4.97)	(10.10)	(2.65)	(0.60)

Total distributions	(1.02)	(4.97)	(10.10)	(2.72)	(0.60)

Net asset value, end of year	$17.94	$17.82	$22.28	$29.86	$26.67

Total Return[3]
Based on net asset value	6.81%	2.35%	8.90%	25.36%	36.16%

Ratios to Average Net Assets
Total expenses	0.86%	0.82%	0.87%[4]	0.82%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	0.82%	0.87%	0.82%	0.82%

Net investment income (loss)	0.20%	0.12%	(0.24)%	0.06%	0.15%

Supplemental Data
Net assets, end of year (000)	$490,215	$503,423	$454,928	$862,261	$979,582

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	43

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.55	$20.05	$27.81	$25.01	$18.93

Net investment loss[1]	(0.01)	(0.03)	(0.12)	(0.06)	(0.04)
Net realized and unrealized gain	0.97	0.43	2.40	5.49	6.72

Net increase from investment operations	0.96	0.40	2.28	5.43	6.68

Distributions from net realized gain[2]	(0.98)	(4.90)	(10.04)	(2.63)	(0.60)

Net asset value, end of year	$15.53	$15.55	$20.05	$27.81	$25.01

Total Return[3]
Based on net asset value	6.57%	2.00%	8.62%	24.96%	35.72%

Ratios to Average Net Assets
Total expenses	1.13%[4]	1.12%	1.12%	1.12%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.13%	1.12%	1.12%	1.12%	1.17%

Net investment loss	(0.07)%	(0.17)%	(0.53)%	(0.25)%	(0.15)%

Supplemental Data
Net assets, end of year (000)	$12,054	$19,596	$23,621	$24,792	$29,281

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.38	$18.91	$26.75	$24.17	$18.31

Net investment loss[1]	(0.01)	(0.03)	(0.12)	(0.06)	(0.04)
Net realized and unrealized gain	0.88	0.41	2.31	5.27	6.50

Net increase from investment operations	0.87	0.38	2.19	5.21	6.46

Distributions from net realized gain[2]	(0.97)	(4.91)	(10.03)	(2.63)	(0.60)

Net asset value, end of year	$14.28	$14.38	$18.91	$26.75	$24.17

Total Return[3]
Based on net asset value	6.57%	2.01%	8.60%	24.91%	35.73%

Ratios to Average Net Assets
Total expenses	1.14%	1.13%	1.15%	1.14%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.13%	1.15%	1.14%	1.17%

Net investment loss	(0.09)%	(0.17)%	(0.56)%	(0.25)%	(0.18)%

Supplemental Data
Net assets, end of year (000)	$250,357	$255,692	$282,684	$332,978	$352,073

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	45

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.37	$13.99	$22.23	$20.50	$15.73

Net investment loss[1]	(0.08)	(0.10)	(0.21)	(0.21)	(0.19)
Net realized and unrealized gain	0.56	0.30	1.89	4.38	5.56

Net increase from investment operations	0.48	0.20	1.68	4.17	5.37

Distributions from net realized gain[2]	(0.97)	(4.82)	(9.92)	(2.44)	(0.60)

Net asset value, end of year	$8.88	$9.37	$13.99	$22.23	$20.50

Total Return[3]
Based on net asset value	5.72%	1.19%	7.73%	23.91%	34.63%

Ratios to Average Net Assets
Total expenses	1.95%	1.91%	1.93%	1.95%	1.99%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.91%	1.93%	1.95%	1.99%

Net investment loss	(0.90)%	(0.96)%	(1.33)%	(1.06)%	(0.99)%

Supplemental Data
Net assets, end of year (000)	$23,689	$28,109	$32,598	$33,193	$28,787

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Flexible Equity Fund	Flexible Equity	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Small Cap Growth Equity Portfolio	Small Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the account of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Flexible Equity and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. As of September 30, 2016, there were no net assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	47

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Flexible Equity ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

BLACKROCK FUNDS	SEPTEMBER 30, 2016	49

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of instruments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified with Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair value Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of Investors. level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or US Government obligation. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities

50	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Flexible Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$1,392,502	$(1,392,502)	—
State Street Bank and Trust Co.	17,340	(17,340)	—
Total	$1,409,842	$(1,409,842)	—

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$227,319	$(227,319)	—
Citigroup Global Markets, Inc.	1,356,687	(1,356,687)	—
Deutsche Bank Securities, Inc.	6,834	(6,834)	—
Goldman Sachs & Co.	446,532	(446,532)	—
JP Morgan Securities LLC.	979,262	(979,262)	—
Morgan Stanley	2,197,849	(2,197,849)	—
National Financial Services LLC	438,238	(438,238)	—
UBS Securities LLC	513,663	(513,663)	—
Total	$6,166,384	$(6,166,384)	—

[1]

Cash collateral with a value of $1,426,572 and $6,420,757 has been received in connection with securities lending agreements for Flexible Equity and Small Cap Growth Equity, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was

BLACKROCK FUNDS	SEPTEMBER 30, 2016	51

Notes to Financial Statements (continued)

opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$303	$851,126	$25,863	$684,513	$8,140	$1,569,945
Mid-Cap Growth Equity	$4,535	$931,538	$16,242	$507,930	$37,212	$1,497,457
Small Cap Growth Equity	$39,604	$597,430	—	$246,241	—	$883,275

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Flexible Equity	$ 7,778	$ 23	$68,090	$518	$13,690	—	$ 326	$90,425
Mid-Cap Growth Equity	$18,024	$ 363	$74,524	$325	$10,158	22	$1,488	$104,904
Small Cap Growth Equity	$95,501	$3,168	$47,795	—	$ 4,925	—	—	$151,389

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Service	Total
Flexible Equity	$ 31	$ 145	$12	—	$188
Mid-Cap Growth Equity	$ 1,172	$1,631	—	—	$2,803
Small Cap Growth Equity	$186,886	$9,917	—	$7,978	$204,781

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,842	$ 73,078	$3,023	$3,334	—	$81,277
Mid-Cap Growth Equity	$2,022	$122,120	$3,580	$4,247	$181	$132,150
Small Cap Growth Equity	$2,140	$ 10,892	—	$1,818	—	$14,850

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$ 73,396	$10	$731,059	$20,404	$142,962	$4,670	$972,501
Mid-Cap Growth Equity	$128,374	$630	$887,408	$20,265	$ 88,988	$23,984	$1,149,649
Small Cap Growth Equity	$812,057	$30,764	$494,523	—	$ 64,460	—	$1,401,804
Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$4,285
Mid-Cap Growth Equity	$59,038
Small Cap Growth Equity	$10,472

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$ 2,101	$88	$ 947
Mid-Cap Growth Equity	$12,415	—	$18,834
Small Cap Growth Equity	$ 291	—	$ 2,098

BLACKROCK FUNDS	SEPTEMBER 30, 2016	53

Notes to Financial Statements (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity			Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]		Voluntary[2]	Contractual[3]	Contractual[4]
Institutional	0.97%		0.92%	1.11%	1.02%
Service	1.29%		1.24%	1.58%	1.18%
Investor A	1.29%		1.24%	1.39%	1.50%
Investor B	2.06%		2.01%	2.16%	—
Investor C	2.06%		2.01%	2.16%	2.28%
Class K	—		—	1.01%	—
Class R	1.65%	[5]	1.60%	1.65%	1.72%	[6]

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, except for Class R Shares which is prior to February 1, 2026, unless approved by the Board, including a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	May be reduced or discontinued at any time without notice.

[3]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, except for Class K Shares which is prior to February 1, 2018, unless approved by the Board, including a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Expense limitations for Small Cap Growth Equity expired on January 31, 2016.

[5]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[6]	There were no shares outstanding as of September 30, 2016.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2016, class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
Flexible Equity	$7,778	$68,090	$518	$13,690	—	$ 326	$90,402
Mid-Cap Growth Equity	$6,452	$74,429	$325	$ 1,275	$4	$1,488	$83,973

Transfer Agent Fees Waived	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,842	$73,078	$3,023	$3,334	—	$81,277
Mid-Cap Growth Equity	$ 744	$67,440	$3,580	$ 442	$181	$72,387

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$71,069	$416,196	$15,051	$78,366	$1,716	$582,398
Mid-Cap Growth Equity	$10,973	$ 62,960	$13,013	$ 4,125	$7,912	$ 98,983

In addition, Flexible Equity and Mid-Cap Growth Equity waived a portion of their investment advisory fees, which is included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the Manager waived $71,886 and $9,225 of investment advisory fees, respectively.

With respect to the Funds, the Manager voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

Flexible Equity	$2,861
Mid-Cap Growth Equity	$4,112
Small Cap Growth Equity	$5,769

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by the Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income, mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended September 30, 2016, there were no fees waived by the manager.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

(b) The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2016, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor C	Total
Flexible Equity	—	$ 51	—	$51
Mid-Cap Growth Equity	$3,672	$294	$1,302	$5,268
Small Cap Growth Equity	—	$ 91	—	$91

On September 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
	2017	2018
Flexible Equity
Fund Level	—	$ 56,474
Institutional	$ 68,026	$ 61,259
Service	$ 110	—
Investor A	$484,806	$387,264
Investor B	$ 24,946	$ 17,299
Investor C	$ 72,256	$ 61,456
R Shares	$ 907	$ 1,231
Mid-Cap Growth Equity
Fund Level	—	$ 9,225
Institutional	—	$ 18,169
Investor A	$144,318	$204,830
Investor B	$ 16,941	$ 16,918
Investor C	—	$ 5,842
K Shares	—	$ 4
R Shares	$ 5,948	$ 9,581

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the manager, expired on September 30, 2016:

Flexible Equity
Institutional	$ 68,244
Investor A	$534,736
Investor B	$ 33,683
Investor C	$ 74,719
R Shares	$ 563
Mid-Cap Growth Equity
Investor A	$282,293
Investor B	$ 19,359
R Shares	$ 7,596

Security Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining

BLACKROCK FUNDS	SEPTEMBER 30, 2016	55

Notes to Financial Statements (continued)

portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Flexible Equity	$1,776
Mid-Cap Growth Equity	$43,167
Small Cap Growth Equity	$251,995

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Purchases	$163,179,143	$444,553,040	$779,537,106
Sales	$253,617,409	$425,317,096	$856,295,841

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, a net operating loss, distribution received by regulated investment company and characterization of income/losses from a wholly-owned subsidiary reclassified to the following accounts:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Paid-in capital	—	$(1,418,562)	$ 42
Undistributed (distributions in excess of) net investment income (loss)	$(4,255)	$ 1,427,308	$ 238
Accumulated net realized loss	$4,255	$ (8,746)	$(280)

The tax character of distributions paid were as follows:

		Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Ordinary income	09/30/16	$ 775,068	$ 2,394,467	$ 1,740,927
	09/30/15	28,445,721	18,884,774	80,333,891
Long-term capital gains	09/30/16	33,585,559	10,659,666	47,675,576
	09/30/15	62,157,022	27,416,773	106,451,813
Total	09/30/16	$34,360,627	$13,054,133	$ 49,416,503
	09/30/15	$90,602,743	$46,301,547	$186,785,704

56	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Undistributed ordinary income	$ 1,653,130	—	$ 253,376
Undistributed long-term capital gains	—	—	—
Capital loss carryforwards	(39,799,543)	$ (2,645,014)	—
Net unrealized gains[1]	35,118,448	119,679,557	69,632,339
Qualified late-year losses[2]	—	(4,025,193)	(17,297,065)
Total	$ (3,027,965)	$113,009,350	$ 52,588,650

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Flexible Equity	Mid-Cap Growth Equity
No expiration date[1]	$ 8,452,843	$2,645,014
2017	$31,346,700	—
Total	$39,799,543	$2,645,014

[1]	Must be utilized prior to losses subject to expiration.

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$395,884,356	$437,802,594	$711,996,937

Gross unrealized appreciation	$ 46,650,985	$120,365,605	$113,003,605
Gross unrealized depreciation	(11,314,227)	(685,820)	(43,371,266)

Net unrealized appreciation	$ 35,336,758	$119,679,785	$ 69,632,339

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	57

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) used by the Global Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, the Funds invested a significant portion of their assets in securities in the information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund’s and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	363,198	$4,355,202	393,108	$5,195,767
Shares issued in reinvestment of distributions	218,409	2,642,744	571,422	7,302,783
Shares redeemed	(931,971)	(11,253,541)	(1,248,664)	(16,427,767)

Net decrease	(350,364)	$(4,255,595)	(284,134)	$(3,929,217)

58	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Flexible Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	7,721	$87,460	—	—
Shares issued in reinvestment of distributions	644	7,680	2,121	$26,699
Shares redeemed	(7,621)	(88,886)	(7,795)	(105,336)

Net increase (decrease)	744	$6,254	(5,674)	$(78,637)

Investor A
Shares sold and automatic conversion of shares	1,046,271	$12,085,182	1,521,948	$19,457,067
Shares issued in reinvestment of distributions	2,139,314	24,901,629	5,268,169	64,956,765
Shares redeemed	(6,525,739)	(74,538,564)	(7,723,439)	(99,092,935)

Net decrease	(3,340,154)	$(37,551,753)	(933,322)	$(14,679,103)

Investor B
Shares sold	—	—	1,116	$17,332
Shares issued in reinvestment of distributions	23,611	$241,073	94,406	1,036,570
Shares redeemed and automatic conversion of shares	(204,109)	(2,060,960)	(311,735)	(3,563,932)

Net decrease	(180,498)	$(1,819,887)	(216,213)	$(2,510,030)

Investor C
Shares sold	211,970	$2,101,407	254,799	$2,895,832
Shares issued in reinvestment of distributions	543,869	5,482,229	1,323,125	14,355,983
Shares redeemed	(1,696,075)	(17,068,336)	(1,628,512)	(18,373,528)

Net decrease	(940,236)	$(9,484,700)	(50,588)	$(1,121,713)

Class R
Shares sold	83,244	$991,545	21,172	$280,072
Shares issued in reinvestment of distributions	8,633	103,685	17,840	226,931
Shares redeemed	(33,183)	(381,845)	(44,088)	(570,510)

Net increase (decrease)	58,694	$713,385	(5,076)	$(63,507)

Total Net Decrease	(4,751,814)	$(52,392,296)	(1,495,007)	$(22,382,207)

Mid-Cap Growth Equity
Institutional
Shares sold	5,361,455	$86,530,654	5,119,676	$93,038,291
Shares issued in reinvestment of distributions	106,544	1,804,863	185,953	2,891,571
Shares redeemed	(5,039,028)	(82,328,342)	(2,046,558)	(35,622,638)

Net increase	428,971	$6,007,175	3,259,071	$60,307,224

Service
Shares sold	169,694	$2,431,554	123,752	$2,042,288
Shares issued in reinvestment of distributions	2,427	37,645	33,345	475,497
Shares redeemed	(182,311)	(2,530,011)	(299,596)	(4,565,162)

Net decrease	(10,190)	$(60,812)	(142,499)	$(2,047,377)

BLACKROCK FUNDS	SEPTEMBER 30, 2016	59

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	6,897,144	$98,685,249	5,778,363	$91,363,824
Shares issued in reinvestment of distributions	613,791	9,127,073	2,641,817	36,192,894
Shares redeemed	(6,635,624)	(95,353,822)	(4,114,812)	(63,298,353)

Net increase	875,311	$12,458,500	4,305,368	$64,258,365

Investor B
Shares sold	5,631	$63,664	4,455	$57,376
Shares issued in reinvestment of distributions	3,865	51,523	37,360	419,930
Shares redeemed and automatic conversion of shares	(92,380)	(1,086,032)	(116,678)	(1,476,588)

Net decrease	(82,884)	$(970,845)	(74,863)	$(999,282)

Investor C
Shares sold	1,636,167	$19,198,232	1,721,820	$22,100,429
Shares issued in reinvestment of distributions	119,139	1,428,474	377,524	4,213,180
Shares redeemed	(1,381,928)	(15,791,618)	(646,430)	(8,086,681)

Net increase	373,378	$4,835,088	1,452,914	$18,226,928

	Period March 28, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	12,845	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	12,845	$200,000

[1] Commencement of operations.

	Year Ended September 30, 2016
	Shares	Amount
Class R
Shares sold	249,162	$3,569,952	207,083	$3,179,292
Shares issued in reinvestment of distributions	13,115	193,183	68,920	935,238
Shares redeemed	(293,428)	(4,194,403)	(243,620)	(3,660,134)

Net increase (decrease)	(31,151)	$(431,268)	32,383	$454,396

Total Net Increase	1,566,280	$22,037,838	8,832,374	$140,200,254

Small Cap Growth Equity
Institutional
Shares sold	5,879,054	$97,291,572	10,620,465	$208,274,982
Shares issued in reinvestment of distributions	1,649,489	27,645,435	5,535,087	98,413,836
Shares redeemed	(8,463,880)	(141,186,636)	(8,322,472)	(163,130,939)

Net increase (decrease)	(935,337)	$(16,249,629)	7,833,080	$143,557,879

60	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	202,350	$2,992,584	264,412	$4,609,886
Shares issued in reinvestment of distributions	82,697	1,202,410	320,597	4,988,487
Shares redeemed	(768,727)	(10,948,215)	(503,367)	(9,106,600)

Net increase (decrease)	(483,680)	$(6,753,221)	81,642	$491,773

Investor A
Shares received from conversion[2]	—	—	25,484	$425,079
Shares sold and automatic conversion of shares	3,693,104	$48,774,247	3,807,189	60,086,635
Shares issued in reinvestment of distributions	1,250,710	16,709,474	4,903,069	70,555,130
Shares redeemed	(5,189,647)	(68,997,597)	(5,904,625)	(95,245,570)

Net increase (decrease)	(245,833)	$(3,513,876)	2,831,117	$35,821,274

2 On June 23, 2015, Investor B Shares converted to Investor A Shares.

Investor B
Shares sold	—	—	2,403	$26,858
Shares issued in reinvestment of distributions	—	—	25,616	246,684
Shares converted[1]	—	—	(38,227)	(425,079)
Shares redeemed	—	—	(45,933)	(503,121)

Net decrease	—	—	(56,141)	$(654,658)

1 On June 23, 2015, Investor B Shares converted to Investor A Shares.

Investor C
Shares sold	314,577	$2,648,740	474,213	$5,038,472
Shares issued in reinvestment of distributions	321,853	2,693,898	1,120,241	10,575,042
Shares redeemed	(967,408)	(8,246,388)	(925,879)	(9,935,510)

Net increase (decrease)	(330,978)	$(2,903,750)	668,575	$5,678,004

Total Net Increase (Decrease)	(1,995,828)	$(29,420,476)	11,358,273	$184,894,272

At September 30, 2016, 12,845 Class K Shares of Mid-Cap Growth Equity were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and the following and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Flexible Equity Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Small Cap Growth Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, each a portfolio comprising BlackRock Funds, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Flexible Equity Fund, a portfolio comprising the BlackRock Funds (collectively with the Funds mentioned above, the “Funds,”) as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Flexible Equity Fund as of September 30, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

62	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Important Tax Information

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Qualified Dividend Income for Individuals[1]	100.00%	85.30%	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	100.00%	79.52%	99.41%

Qualified Short-Term Capital Gains for non-U.S. Residents[2]	—	100.00%	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the following funds distributed long-term capital gains per share to shareholders of record on the following dates:

	Record Date	Long-Term Capital-Gains
Flexible Equity	12/29/2015	$0.837799
Mid-Cap Growth Equity	12/08/2015	$0.310112
Small Cap Growth Equity	12/10/2015	$0.966500

BLACKROCK FUNDS	SEPTEMBER 30, 2016	63

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Flexible Equity Fund (“Flexible Equity Fund”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” and together with Flexible Equity Fund and Mid-Cap Growth Equity Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1;

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

(b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology

BLACKROCK FUNDS	SEPTEMBER 30, 2016	65

Disclosure of Investment Advisory Agreement (continued)

used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the first quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, Flexible Equity Fund ranked in the first, fourth and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, portfolio construction and asset allocation decisions largely account for the Fund’s underperformance during the three- and five-year periods. The Fund hedged its equity exposure and utilized a combination of cash, short index futures and precious metals exposure in an effort to lower the portfolio’s beta and protect invested capital from market declines. These non-benchmark allocations created a severe headwind for relative returns.

The Board noted that for each of the one-, three- and five-year periods reported, Small Cap Growth Equity Portfolio ranked in the third quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, an overweight position in the energy sector and overweight exposure to energy beneficiary companies in the industrial, chemical, transportation, and technology industries were the primary drivers of underperformance over the one- and three-year periods. During the five-year period, the Fund had significant underperformance in the fourth quarter of 2012 due to an overweight position in the healthcare sector.

The Board and BlackRock discussed BlackRock’s strategy for improving the investment performance of Flexible Equity Fund and Small Cap Growth Equity Portfolio. With respect to each of these Funds, discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board. BlackRock and the Board previously had concurred, given Flexible Equity Fund’s poor historical performance, in changing the Fund’s portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Small Cap Growth Equity Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board noted that Flexible Equity Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock agreed to a lower voluntary expense cap on a class-by-class basis. The voluntary expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary expense cap.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	67

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 143 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 143 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 143 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 143 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 143 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 143 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 143 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 143 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 143 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2016	69

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2009	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 143 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 143 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 143 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 143 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 217 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	since 2015 Trustee Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund and Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for david O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2016	71

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; (2) by calling (800) 441-7762 and; (3) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	73

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/16-AR

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Global Opportunities Portfolio

▶   BlackRock Health Sciences Opportunities Portfolio

▶   BlackRock International Opportunities Portfolio

▶   BlackRock Science & Technology Opportunities Portfolio

▶   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

Stock selection decisions within both the packaged foods & meats sub-industry group of the consumer staples sector and the construction machinery & heavy trucks sub-industry group within the industrials sector were the most significant detractors for the period. Within consumer staples, Nomad Foods Ltd. was negatively impacted as fears of slower global growth led investors to rotate into other sectors. Within industrials, shares of CRRC Corp. Ltd. fell when concerns about Chinese economic growth adversely affected the local market.

•

Stock selection decisions within the restaurants sub-industry group of the consumer discretionary sector and within the health care equipment sub-industry group of the health care sector were the largest contributors to performance for the period. Within consumer discretionary, McDonald’s Corp. benefited from reporting strong financial results. Within health care, Boston Scientific Corp. also saw its stock rise after announcing positive financial results.

•	The Fund utilized derivatives in order to manage foreign currency exposures during the period. The use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to the materials and consumer staples sectors. These trades were funded by reducing exposure to the health care and financials sectors. Regionally, these trades increased the Fund’s exposure to North America and the emerging markets and reduced exposure to developed Europe.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI, the Fund ended the period with its largest overweight positions in the information technology and consumer discretionary sectors, while its largest underweight positions were in the financials and industrials sectors. From a regional perspective, the Fund had its most overweight position in Europe and was most underweight in the Pacific Basin and in North America.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Anheuser-Busch InBev SA	3%
Alphabet, Inc., Class C	2
MasterCard, Inc., Class A	2
McDonald’s Corp.	2
Koninklijke Philips NV	2
Alibaba Group Holding Ltd. — ADR	2
Apple Inc.	2
Unilever PLC	2
SoftBank Group Corp.	1
Cellnex Telecom SAU	1

Geographic Allocation	Percent of Net Assets

United States	56%
United Kingdom	9
Japan	6
Belgium	3
Netherlands	3
India	2
Switzerland	2
China	2
Italy	2
Other[1]	15
Liabilities in Excess of Other Assets[2]	—

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

[2]	Less than 1%.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.09%	9.60%	N/A	10.15%	N/A	4.97%	N/A
Investor A	7.93	9.30	3.56%	9.86	8.68%	4.67	4.11%
Investor C	7.60	8.44	7.44	8.98	8.98	3.86	3.86
Class R	7.73	8.96	N/A	9.45	N/A	4.29	N/A
MSCI ACWI	6.34	11.96	N/A	10.63	N/A	4.34	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.90	$ 5.51	$1,000.00	$1,019.70	$ 5.35	1.06%
Investor A	$1,000.00	$1,079.30	$ 6.91	$1,000.00	$1,018.35	$ 6.71	1.33%
Investor C	$1,000.00	$1,076.00	$11.11	$1,000.00	$1,014.30	$10.78	2.14%
Class R	$1,000.00	$1,077.30	$ 8.93	$1,000.00	$1,016.40	$ 8.67	1.72%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	5

Fund Summary as of September 30, 2016	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

•

The Fund’s underweight in the pharmaceuticals industry was the most significant factor in its modest performance shortfall. The Fund held underweight positions in many of the industry’s largest stocks, including Johnson & Johnson, Pfizer, Inc. and Merck & Co., Inc. This group of companies outperformed in the period as lower-risk, higher-dividend stocks came into favor with investors. Non-benchmark positions in several non-U.S. pharmaceutical stocks that lagged — such as Novartis AG and Roche Holding AG — also hindered relative performance. Lastly, a number of specialty pharmaceutical stocks, such as Teva Pharmaceuticals Industries Ltd. and Mylan NV, detracted due to the heightened scrutiny on the industry’s pricing practices.

•

The Fund outperformed in the other three sub-sectors within health care: medical devices & supplies, biotechnology and health care providers & services. In particular, the Fund was aided by the strong returns of its investments in the health care equipment stocks Boston Scientific Corp., Edwards Lifesciences Corp., St. Jude Medical, Inc. Medtronic PLC, Baxter International, Inc. and C.R. Bard, Inc.

•

The Fund also produced robust results in biotechnology, where several holdings — including Medivation, Inc., Dyax Corp. and Baxalta, Inc. — received acquisition bids. In addition, a number of small- to mid-cap holdings reported strong clinical developments. An underweight position in Gilead Sciences, Inc., which was hampered by mixed financial results, further boosted relative performance in biotechnology.

•

The Fund’s positioning in the health care providers & services sub-sector also contributed positively due in part to an underweight in Express Scripts Holding Company and an overweight in the home-health provider Amedisys, Inc.

•	The Fund utilized foreign currency derivatives to manage all or some of the currency exposure of owning foreign stocks. This strategy had a neutral effect on relative performance in the period.

Describe recent portfolio activity.

•

The Fund slightly reduced its weightings in the pharmaceuticals and bio-technology industries, while it increased its positions in the health care providers & services and medical devices & supplies sub-sectors in an effort to capitalize on stock-specific opportunities.

Describe portfolio positioning at period end.

•

The Fund continued to focus on identifying innovative companies and constructing a well diversified portfolio. The Fund held its largest industry overweight in the medical devices & supplies sub-sector, where numerous companies are generating growth through the development of new products. While the biotechnology and pharmaceutical sub-sectors have benefited from the acceleration in new drug discovery and development, the investment adviser has become cautious on these areas. Therefore, the Fund was more selective in biotech, leading it to hold an underweight in the group. The Fund typically has a structural underweight in pharmaceuticals due to the industry’s large allocation in the benchmark. The Fund was overweight the health care providers & services sub-sector largely due to an above-benchmark allocation to managed-care companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

UnitedHealth Group, Inc.	6%
Medtronic PLC	5
Amgen, Inc.	4
Boston Scientific Corp.	4
Eli Lilly & Co.	3
Allergan PLC	3
Merck & Co., Inc.	3
Pfizer, Inc.	3
Johnson & Johnson	3
Biogen, Inc.	3

Industry Allocation	Percent of Net Assets

Pharmaceuticals	26%
Health Care Equipment & Supplies	26
Biotechnology	21
Health Care Providers & Services	21
Life Sciences Tools & Services	3
Short-Term Securities	2
Other Assets Less Liabilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	10.23%	7.99%	N/A	21.41%	N/A	13.58%	N/A
Service.	10.10	7.69	N/A	21.06	N/A	13.23	N/A
Investor A.	10.09	7.70	2.04%	21.06	19.76%	13.23	12.62%
Investor B	9.67	6.85	2.59	20.11	19.91	12.51	12.51
Investor C	9.67	6.92	5.98	20.19	20.19	12.42	12.42
Class K.	10.30	8.11	N/A	21.52	N/A	13.68	N/A
Class R.	9.88	7.33	N/A	20.65	N/A	12.78	N/A
Russell 3000® Health Care Index	8.58	9.82	N/A	20.52	N/A	10.77	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,102.30	$ 4.73	$1,000.00	$1,020.50	$4.55	0.90%
Service	$1,000.00	$1,101.00	$ 6.15	$1,000.00	$1,019.15	$5.91	1.17%
Investor A	$1,000.00	$1,100.90	$ 6.20	$1,000.00	$1,019.10	$5.96	1.18%
Investor B	$1,000.00	$1,096.70	$10.27	$1,000.00	$1,015.20	$9.87	1.96%
Investor C	$1,000.00	$1,096.70	$10.01	$1,000.00	$1,015.45	$9.62	1.91%
Class K	$1,000.00	$1,010.00	$ 4.12	$1,000.00	$1,013.02	$4.13	0.82%
Class R	$1,000.00	$1,098.80	$ 8.08	$1,000.00	$1,017.30	$7.77	1.54%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. For Class K shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 114/ 366 (to reflect the period from June 8, 2016, the commencement of operations, to September 30, 2016).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	7

Fund Summary as of September 30, 2016	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

•

Stock selection decisions within the packaged foods & meats sub-industry group of the consumer staples sector were the largest detractors for the period. Within consumer staples, Nomad Foods Ltd. was negatively impacted as fears of slower global growth led investors to rotate into other sectors. The Fund’s underweight allocation to both the gold and diversified metals & mining sub-industry groups within the materials sector was the next-largest detractor. Both sub-industry groups outperformed the Fund’s benchmark as investors sought a safe haven during the period in response to global macroeconomic concerns.

•

Stock selection decisions within the home entertainment software sub-industry group of the information technology (“IT”) sector and the internet retail sub-industry group of the consumer discretionary sector were the largest contributors to performance for the period. Within IT, Nintendo Co. Ltd. benefited from the success of its Pokemon Go game as well as from expectations of higher earnings from its plan to release popular games on mobile devices. Jasper Infotech, one of the Fund’s private investment holdings in the consumer discretionary sector, was revalued higher during the period, contributing to the Fund’s performance.

•	The Fund utilized derivatives during the period, principally foreign currency transactions and futures contracts. The use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to the energy and materials sectors. These trades were funded by reducing exposure to the health care and real estate sectors. Regionally, these trades increased the Fund’s exposure to North America and emerging markets, while reducing exposure to Europe and the Pacific Basin.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI ex-U.S., the Fund ended the period with its largest overweight positions in the consumer staples and IT sectors, while its largest underweight positions were in the materials and utilities sectors. From a regional perspective, the Fund had its most overweight positions in Europe and North America, and was most underweight in the Pacific Basin and in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]

WisdomTree Japan Hedged Equity Fund	5%
Anheuser-Busch InBev SA	3
Nestle SA, Registered Shares	3
Jasper Infotech Private Ltd., Series F	3
Roche Holding AG	2
Royal Dutch Shell PLC, Class B	2
BNP Paribas SA	2
Imperial Brands PLC	2
Unilever PLC	2
Koninklijke Philips NV	2

[1]	Total investments exclude short-term securities.

Geographic Allocation	Percent of Net Assets

United Kingdom	17%
United States	8
Japan	8
France	7
Canada	6
Switzerland	6
India	6
Netherlands	6
China	5
Ireland	4
Italy	3
Belgium	3
Germany	2
Taiwan	2
South Korea	2
Hong Kong	2
Spain	2
Norway	2
Other[1]	8
Other Assets Less Liabilities	1

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.46%	8.20%	N/A	7.18%	N/A	3.14%	N/A
Service	7.26	7.84	N/A	6.77	N/A	2.77	N/A
Investor A	7.28	7.83	2.17%	6.85	5.71%	2.83	2.28%
Investor B	6.77	6.88	2.38	5.95	5.63	2.18	2.18
Investor C	6.85	7.05	6.05	6.06	6.06	2.05	2.05
MSCI ACWI ex-U.S.	6.22	9.26	N/A	6.04	N/A	2.16	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,074.60	$ 5.50	$1,000.00	$1,019.70	$ 5.35	1.06%
Service	$1,000.00	$1,072.60	$ 7.10	$1,000.00	$1,018.15	$ 6.91	1.37%
Investor A	$1,000.00	$1,072.80	$ 7.20	$1,000.00	$1,018.05	$ 7.01	1.39%
Investor B	$1,000.00	$1,067.70	$11.68	$1,000.00	$1,013.70	$11.38	2.26%
Investor C	$1,000.00	$1,068.50	$11.01	$1,000.00	$1,014.35	$10.73	2.13%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	9

Fund Summary as of September 30, 2016	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund outperformed its benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

•

Stock selection within the technology hardware & equipment industry group in the information technology (“IT”) sector was the most significant contributor to performance. In particular, the Fund’s underweight position in Apple, Inc., the largest benchmark constituent, benefited performance as its shares underperformed the benchmark despite providing a positive return. The next most significant contributor was stock selection within the software & services industry group. Specifically, shares of Tencent Holdings Ltd. traded significantly higher on consumer and investor optimism surrounding its mobile gaming business.

•

Stock selection within the media industry group was the largest detractor for the period, driven by the Fund’s position in the movies & entertainment sub-industry. Specifically, shares of Eros International PLC fell after allegations of potential accounting irregularities. In addition, the Fund’s small cash position detracted slightly from performance as the sector broadly traded higher over the reporting period.

•	The Fund utilized derivatives during the period, principally foreign currency transactions and options strategies. The use of foreign currency transactions had a positive impact on performance, while the use of options strategies had a negative impact on performance. Overall, the use of derivatives did not have a material impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its exposure to the software & services industry group and the media industry group, while increasing its exposure to the semiconductors & semiconductor equipment industry group. From a regional perspective, these trades resulted in reduced exposure to North America and increased exposure to emerging markets and Europe.

Describe portfolio positioning at period end.

•

The Fund’s positioning at the end of the period reflected a focus on software & services companies, particularly idiosyncratic opportunities within the internet software & services and data processing & out-sourced services sub-industries. The Fund also had a significant position in steadier, stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries. Regionally, the portfolio was underweight to North America and the Pacific Basin relative to the benchmark, and overweight to names in the emerging markets and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Alphabet, Inc., Class A	6%
Apple Inc.	5
Amazon.com, Inc.	5
Microsoft Corp.	5
Tencent Holdings Ltd.	4
Facebook, Inc., Class A	4
Alibaba Group Holding Ltd. — ADR	3
Visa, Inc., Class A	2
Nintendo Co. Ltd.	2
Uber Technologies, Inc., Series D	2

Industry Allocation	Percent of Net Assets

Internet Software & Services	27%
Software	22
Semiconductors & Semiconductor Equipment	13
IT Services	12
Internet & Direct Marketing Retail	8
Technology Hardware, Storage & Peripherals	7
Electronic Equipment, Instruments & Components	2
Media	2
Short-Term Investments	1
Other[1]	5
Other Assets Less Liabilities	1

[1]	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]	An index that measures the performance of the technology sector in developed equity markets.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	16.81%	22.87%	N/A	17.37%	N/A	10.29%	N/A
Service	16.67	22.59	N/A	17.13	N/A	9.99	N/A
Investor A	16.60	22.48	16.05%	16.97	15.72%	9.89	9.30%
Investor C	16.12	21.52	20.52	16.02	16.02	8.94	8.94
Class R	16.36	22.05	N/A	16.65	N/A	9.56	N/A
MSCI World Information Technology Index	10.17	21.06	N/A	16.08	N/A	8.37	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,168.10	$ 6.67	$1,000.00	$1,018.85	$ 6.21	1.23%
Service	$1,000.00	$1,166.70	$ 8.07	$1,000.00	$1,017.55	$ 7.52	1.49%
Investor A	$1,000.00	$1,166.00	$ 8.39	$1,000.00	$1,017.25	$ 7.82	1.55%
Investor C	$1,000.00	$1,161.20	$12.81	$1,000.00	$1,013.15	$11.93	2.37%
Class R	$1,000.00	$1,163.60	$ 9.90	$1,000.00	$1,015.85	$ 9.22	1.83%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	11

Fund Summary as of September 30, 2016	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Russell Midcap® Index.

What factors influenced performance?

•

Stock selection within the internet software & services sub-industry group of the information technology (“IT”) sector was a leading detractor from performance for the period. In addition, stock selection within the apparel accessories & luxury goods sub-industry group of the consumer discretionary sector was a significant negative contributor. Within the technology sector, Hortonworks Inc. was sold off during the first quarter of 2016 on global growth fears. Among the Fund’s apparel holdings in the consumer sector, Sequential Brands Group, Inc. declined after reporting financial results that were weaker than expected.

•	Stock selection within the oil & gas equipment sub-industry group of the energy sector and the biotechnology sub-industry group of the health care sector contributed positively to performance over the period. Within energy, improving oil prices and strong financial results led to positive contributions to performance. Within health care, the Fund’s position in Baxalta, Inc. benefited from its acquisition by Shire PLC during the reporting period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its exposures to the consumer staples and energy sectors, while reducing exposures to the real estate and health care sectors.

Describe portfolio positioning at period end.

•

Relative to the Russell Midcap® Index, the Fund ended the period with its largest overweight positions in the IT, consumer staples, and energy sectors, while maintaining its largest underweight positions in the industrials, real estate and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]

Hartford Financial Services Group, Inc.	2%
NXP Semiconductors NV	2
Sequential Brands Group, Inc.	2
Boston Properties, Inc.	1
Ventas, Inc.	1
Uber Technologies, Inc., Series D	1
Ross Stores, Inc.	1
Stanley Black & Decker, Inc.	1
Equifax, Inc.	1
Molson Coors Brewing Co., Class B	1

[1]	Total investments exclude short-term securities.

Sector Allocation	Percent of Net Assets

Information Technology	19%
Consumer Discretionary	15
Health Care	11
Industrials	10
Financials	10
Real Estate	8
Energy	8
Consumer Staples	7
Materials	5
Utilities	5
Telecommunication Services	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2016

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

A market index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	9.30%	8.64%	N/A	15.08%	N/A	9.13%	N/A
Service	9.07	8.18	N/A	14.59	N/A	8.66	N/A
Investor A	9.08	8.20	2.52%	14.59	13.36%	8.64	8.05%
Investor B	8.69	7.38	3.03	13.69	13.46	7.97	7.97
Investor C	8.65	7.38	6.41	13.73	13.73	7.83	7.83
Russell Midcap® Index	7.84	14.25	N/A	16.67	N/A	8.32	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,093.00	$ 4.76	$1,000.00	$1,020.45	$ 4.60	0.91%
Service	$1,000.00	$1,090.70	$ 6.85	$1,000.00	$1,018.45	$ 6.61	1.31%
Investor A	$1,000.00	$1,090.80	$ 6.85	$1,000.00	$1,018.45	$ 6.61	1.31%
Investor B	$1,000.00	$1,086.90	$10.70	$1,000.00	$1,014.75	$10.33	2.05%
Investor C	$1,000.00	$1,086.50	$10.69	$1,000.00	$1,014.75	$10.33	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	13

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only for BlackRock Health Sciences Opportunities Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to Class K Shares inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Service Shares (for all Funds except BlackRock Global Opportunities Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front- end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except BlackRock Global Opportunities Portfolio and BlackRock Science & Technology Opportunities Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (for all Funds except BlackRock International Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 9, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and BlackRock Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016 except with respect to Class K Shares which are based on a hypothetical investment of $1,000 invested on June 8, 2016 (commencement of operations) and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	15

Schedule of Investments September 30, 2016	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.0%
Ensogo Ltd. (a)	122,284	$60,834
Belgium — 3.0%
Anheuser-Busch InBev SA	58,878	7,742,958
Canada — 1.2%
Fairfax Financial Holdings Ltd.	5,400	3,164,060
China — 2.2%
Alibaba Group Holding Ltd. — ADR (a)	40,344	4,267,992
Baidu, Inc. — ADR (a)	8,200	1,492,974

		5,760,966
France — 1.0%
Unibail-Rodamco SE	9,199	2,480,366
Hong Kong — 0.8%
AIA Group Ltd.	299,900	2,016,751
India — 1.4%
Bharti Infratel Ltd.	258,623	1,423,064
HDFC Bank Ltd.	95,085	2,099,261

		3,522,325
Indonesia — 0.4%
Matahari Department Store Tbk PT	798,560	1,133,902
Ireland — 0.8%
Green REIT PLC	1,248,733	2,041,032
Israel — 0.4%
Teva Pharmaceutical Industries Ltd. — ADR	23,900	1,099,639
Italy — 1.9%
Atlantia SpA	57,300	1,455,291
Eni SpA	107,800	1,553,438
Snam SpA	346,800	1,922,970

		4,931,699
Japan — 5.9%
Alps Electric Co. Ltd.	58,500	1,412,060
FANUC Corp.	16,000	2,702,647
Nintendo Co. Ltd.	8,200	2,195,572
SoftBank Group Corp.	58,800	3,810,746
Sony Corp.	82,600	2,736,587
Sumitomo Mitsui Financial Group, Inc.	72,600	2,452,400

		15,310,012
Mexico — 0.7%
Fomento Economico Mexicano SAB de CV — ADR	18,662	1,717,650
Netherlands — 2.7%
ASML Holding NV	12,649	1,386,223
InterXion Holding NV (a)	35,919	1,300,986
Koninklijke Philips NV	145,861	4,315,987

		7,003,196

Common Stocks	Shares	Value
New Zealand — 0.5%
Xero Ltd. (a)	92,400	$1,304,755
Nigeria — 0.3%
Lekoil Ltd. (a)	2,664,900	751,265
Norway — 1.1%
Statoil ASA	163,035	2,737,080
Philippines — 0.5%
CEMEX Holdings Philippines, Inc. (a)	5,280,000	1,306,526
Portugal — 0.8%
Galp Energia SGPS SA	159,200	2,174,985
South Africa — 1.1%
Naspers Ltd., N Shares	16,779	2,903,991
South Korea — 1.3%
Amorepacific Corp.	3,600	1,276,640
LG Chem Ltd.	9,600	2,123,257

		3,399,897
Spain — 1.5%
Cellnex Telecom SAU (b)	208,036	3,764,792
Sweden — 0.7%
Nordea Bank AB	177,099	1,758,677
Switzerland — 2.3%
Nestle SA, Registered Shares	36,077	2,848,787
Roche Holding AG	7,639	1,898,281
UBS Group AG, Registered Shares (a)	88,858	1,213,841

		5,960,909
Taiwan — 1.3%
Largan Precision Co. Ltd.	11,206	1,365,748
Taiwan Semiconductor Manufacturing Co. Ltd.	352,000	2,069,107

		3,434,855
Thailand — 0.4%
True Corp. PCL	4,767,600	956,272
United Kingdom — 8.9%
AstraZeneca PLC	23,475	1,520,042
BAE Systems PLC	254,983	1,732,159
Delphi Automotive PLC (a)	23,588	1,682,296
Diageo PLC	96,009	2,750,027
GlaxoSmithKline PLC	79,048	1,683,598
Imperial Brands PLC	55,590	2,861,237
Lloyds Banking Group PLC	1,360,698	961,349
Metro Bank PLC (a)	46,875	1,673,721
Nomad Foods Ltd. (a)	167,490	1,979,732
Unilever PLC	82,044	3,882,310
Vodafone Group PLC — ADR	73,802	2,151,328

		22,877,799

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexican Peso	USD	U.S. Dollar
CVR	Contingent Value Rights	NOK	Norwegian Krone	ZAR	South African Rand
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	OTC	Over-the-counter

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Common Stocks	Shares	Value
United States — 53.2%
Acuity Brands, Inc.	4,578	$1,211,339
Adobe Systems, Inc. (a)	21,131	2,293,559
Allergan PLC (a)	5,400	1,243,674
Alphabet, Inc., Class A (a)	2,015	1,620,181
Alphabet, Inc., Class C (a)	7,137	5,547,519
Altria Group, Inc.	42,116	2,662,995
Amazon.com, Inc. (a)	3,679	3,080,463
Amgen, Inc.	8,135	1,356,999
Apple Inc.	37,284	4,214,956
Aramark	64,673	2,459,514
Assured Guaranty Ltd. (a)	43,314	1,201,963
BankUnited, Inc.	80,001	2,416,030
Biogen, Inc. (a)	3,700	1,158,211
Boston Scientific Corp. (a)	77,311	1,840,002
Celgene Corp. (a)	11,300	1,181,189
Centene Corp. (a)	20,900	1,399,464
Cigna Corp.	9,400	1,225,008
Citigroup, Inc.	57,639	2,722,290
Comcast Corp., Class A	44,469	2,950,073
Concho Resources, Inc. (a)	16,248	2,231,663
Crown Holdings, Inc. (a)	26,184	1,494,845
Duke Energy Corp.	23,200	1,856,928
Eastman Chemical Co.	21,695	1,468,318
EOG Resources, Inc.	33,712	3,260,288
Facebook, Inc., Class A (a)	21,549	2,764,090
Hartford Financial Services Group, Inc.	76,979	3,296,241
Hess Corp.	44,500	2,386,090
Intercontinental Exchange, Inc.	7,040	1,896,294
Johnson Controls International PLC (a)	48,286	2,246,748
Kellogg Co.	31,000	2,401,570
Kennedy-Wilson Holdings, Inc.	73,332	1,653,637
Lam Research Corp.	24,346	2,305,810
Lowe’s Cos., Inc.	21,569	1,557,497
Macquarie Infrastructure Corp.	20,184	1,680,116
Marathon Petroleum Corp.	26,600	1,079,694
MasterCard, Inc., Class A	54,446	5,540,969
McDonald’s Corp.	38,223	4,409,405
Medtronic PLC (a)	37,115	3,206,736
Merck & Co., Inc.	29,180	1,821,124
Micron Technology, Inc. (a)	57,371	1,020,056
Mondelez International, Inc., Class A	55,036	2,416,080
Monsanto Co.	20,655	2,110,941
Mosaic Co.	94,888	2,320,960
PayPal Holdings, Inc. (a)	67,500	2,765,475
Pioneer Natural Resources Co.	8,477	1,573,755
Platform Specialty Products Corp. (a)	120,274	975,422
PPL Corp.	52,596	1,818,244
Public Service Enterprise Group, Inc.	40,939	1,714,116
Roper Technologies, Inc.	8,067	1,471,985
Samsonite International SA	411,300	1,320,377
ServiceMaster Global Holdings, Inc. (a)	61,564	2,073,476
Sherwin-Williams Co.	5,846	1,617,354
Shire PLC — ADR	6,715	1,301,770
Starbucks Corp.	65,739	3,559,110
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(c)	135,840	1,218,485
SVB Financial Group (a)	17,900	1,978,666
Union Pacific Corp.	28,164	2,746,835
UnitedHealth Group, Inc.	15,424	2,159,360
Vulcan Materials Co.	6,900	784,737
Walt Disney Co.	27,284	2,533,592
Wells Fargo & Co.	66,600	2,949,048
WestRock Co.	35,600	1,725,888
Whirlpool Corp.	8,900	1,443,224

Common Stocks	Shares	Value
United States (continued)
WisdomTree Investments, Inc. (d)	120,198	$1,236,837

		137,179,285
Total Common Stocks — 96.3%		248,496,478

Preferred Stocks
India — 1.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $576,742) (a)(c)	81	2,091,844
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $227,633) (a)(c)	27	697,281

		2,789,125
United States — 2.0%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(c)	153,710	1,411,058
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386) (a)(c)	75,832	3,755,201

		5,166,259
Total Preferred Stocks — 3.1%		7,955,384
Total Long-Term Investments (Cost — $218,220,750) — 99.4%		256,451,862

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (e)(f)	2,597,447	2,597,447
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (e)(f)(g)	$2	2,030
Total Short-Term Securities (Cost — $2,599,477) — 1.0%		2,599,477
Total Investments (Cost $220,820,227) — 100.4%		259,051,339
Liabilities in Excess of Other Assets — (0.4)%		(1,113,872)

Net Assets — 100.0%		$257,937,467

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $9,173,869 and an original cost of $4,614,211, which was 3.56% of its net assets.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at, September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, Temp Fund, Institutional Class	3,352,047	(3,352,047)	—	—	$14,700		$247
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,597,447	2,597,447	$2,597,447	850		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,030	$2,030	2,030	682	[1]	—
Total				$2,599,477	$16,232		$247

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

    Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,178,000	USD	883,409	Barclays Bank PLC	10/13/16	$17,894
AUD	642,000	USD	488,698	State Street Bank and Trust Co.	10/13/16	2,504
AUD	5,846,784	USD	4,359,270	State Street Bank and Trust Co.	10/13/16	114,177
CAD	731,000	USD	558,457	Goldman Sachs International	10/13/16	(1,215)
CAD	1,940,032	USD	1,492,775	Morgan Stanley & Co. International PLC	10/13/16	(13,887)
CHF	797,091	USD	819,625	Citibank N.A.	10/13/16	1,512
CHF	629,089	USD	643,083	Commonwealth Bank of Australia	10/13/16	4,984
CHF	119,417	USD	122,804	Morgan Stanley & Co. International PLC	10/13/16	215
DKK	10,796,507	USD	1,610,896	HSBC Bank PLC	10/13/16	19,135
EUR	111,618	USD	124,623	Goldman Sachs International	10/13/16	841
EUR	36,652	USD	41,242	Royal Bank of Scotland PLC	10/13/16	(43)
EUR	432,141	USD	484,771	Standard Chartered Bank	10/13/16	978
EUR	973,297	USD	1,087,923	Standard Chartered Bank	10/13/16	6,115
GBP	1,437,000	USD	1,866,971	Morgan Stanley & Co. International PLC	10/13/16	(3,896)
GBP	1,713,000	USD	2,223,227	State Street Bank and Trust Co.	10/13/16	(2,317)
GBP	1,672,000	USD	2,212,730	UBS AG	10/13/16	(44,976)
JPY	116,611,838	USD	1,154,973	HSBC Bank PLC	10/13/16	(4,374)
JPY	56,670,045	USD	534,427	State Street Bank and Trust Co.	10/13/16	24,731
JPY	693,472,000	USD	6,555,826	State Street Bank and Trust Co.	10/13/16	286,599
JPY	26,086,269	USD	250,808	Westpac Banking Corp.	10/13/16	6,583
SEK	5,042,349	USD	589,721	HSBC Bank PLC	10/13/16	(1,559)
SGD	1,477,066	USD	1,093,875	Goldman Sachs International	10/13/16	(10,640)
USD	4,863,265	AUD	6,488,784	Royal Bank of Canada	10/13/16	(101,385)
USD	3,294,684	EUR	2,967,280	HSBC Bank PLC	10/13/16	(40,697)
USD	919,186	EUR	827,979	Morgan Stanley & Co. International PLC	10/13/16	(11,507)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	453,742	EUR	408,333	State Street Bank and Trust Co.	10/13/16	$(5,247)
USD	12,527,099	GBP	9,699,719	Citibank N.A.	10/13/16	(48,619)
USD	1,168,316	JPY	117,181,132	Citibank N.A.	10/13/16	12,101
USD	1,074,833	JPY	112,818,000	Goldman Sachs International	10/13/16	(38,332)
USD	5,082,102	JPY	520,143,000	JPMorgan Chase Bank N.A.	10/13/16	(50,101)
USD	715,771	NOK	5,879,118	Goldman Sachs International	10/13/16	(19,653)
USD	248,553	NOK	2,115,727	HSBC Bank PLC	10/13/16	(16,105)
USD	1,186,437	NOK	10,101,279	HSBC Bank PLC	10/13/16	(77,142)
USD	1,012,962	NZD	1,408,414	HSBC Bank PLC	10/13/16	(12,009)
USD	46,067	NZD	64,033	Northern Trust Corp.	10/13/16	(532)
USD	946,819	ZAR	13,384,000	Bank of America N.A.	10/13/16	(26,019)
Total						$(31,886)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$498,369	—	—	$498,369

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$530,255	—	—	$530,255

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$2,857,110	—	—	$2,857,110

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(70,773)	—	—	$(70,773)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$37,349,850
Average amounts sold — in USD	$30,447,373

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$498,369	$530,255

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$498,369	$530,255

Total derivative assets and liabilities subject to an MNA	$498,369	$530,255

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$17,894	—	—	—	$17,894
Citibank N.A.	13,613	$(13,613)	—	—	—
Commonwealth Bank of Australia	4,984	—	—	—	4,984
Goldman Sachs International	841	(841)	—	—	—
HSBC Bank PLC	19,135	(19,135)	—	—	—
Morgan Stanley & Co. International PLC	215	(215)	—	—	—
Standard Chartered Bank	7,093	—	—	—	7,093
State Street Bank and Trust Co.	428,011	(7,564)	—	—	420,447
Westpac Banking Corp.	6,583	—	—	—	6,583

Total	$498,369	$(41,368)	—	—	$457,001

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$26,019	—	—	—	$26,019
Citibank N.A.	48,619	$(13,613)	—	—	35,006
Goldman Sachs International	69,840	(841)	—	—	68,999
HSBC Bank PLC	151,886	(19,135)	—		132,751
JPMorgan Chase Bank N.A.	50,101	—	—	—	50,101
Morgan Stanley & Co. International PLC	29,290	(215)	—	—	29,075
Northern Trust Corp.	532	—	—	—	532
Royal Bank of Canada	101,385	—	—	—	101,385
Royal Bank of Scotland PLC	43	—	—	—	43
State Street Bank and Trust Co.	7,564	(7,564)	—	—	—
UBS AG	44,976	—	—	—	44,976

Total	$530,255	$(41,368)	—	—	$488,887

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	—	$60,834	$60,834
Belgium	—	$7,742,958	—	7,742,958
Canada	$3,164,060	—	—	3,164,060
China	5,760,966	—	—	5,760,966

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
France	—	$2,480,366	—	$2,480,366
Hong Kong	—	2,016,751	—	2,016,751
India	—	3,522,325	—	3,522,325
Indonesia	—	1,133,902	—	1,133,902
Ireland	$2,041,032	—	—	2,041,032
Israel	1,099,639	—	—	1,099,639
Italy	—	4,931,699	—	4,931,699
Japan	—	15,310,012	—	15,310,012
Mexico	1,717,650	—	—	1,717,650
Netherlands	1,300,986	5,702,210	—	7,003,196
New Zealand	—	1,304,755	—	1,304,755
Nigeria	751,265	—	—	751,265
Norway	—	2,737,080	—	2,737,080
Philippines	1,306,526	—	—	1,306,526
Portugal	—	2,174,985	—	2,174,985
South Africa	—	2,903,991	—	2,903,991
South Korea	—	3,399,897	—	3,399,897
Spain	—	3,764,792	—	3,764,792
Sweden	—	1,758,677	—	1,758,677
Switzerland	—	5,960,909	—	5,960,909
Taiwan	—	3,434,855	—	3,434,855
Thailand	956,272	—	—	956,272
United Kingdom	5,813,356	17,064,443	—	22,877,799
United States	134,640,423	1,320,377	$1,218,485	137,179,285
Preferred Stocks:
India	—	—	2,789,125	2,789,125
United States	—	—	5,166,259	5,166,259
Short-Term Securities	2,597,447	2,030	—	2,599,477

Total	$161,149,622	$88,667,014	$9,234,703	$259,051,339

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$498,369	—	$498,369
Liabilities:
Foreign currency exchange contracts	—	(530,255)	—	(530,255)

Total	—	$(31,886)	—	$(31,886)

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$809,035	—	—	$809,035
Liabilities:
Collateral on securities loaned at value.	—	$(2,030)	—	(2,030)

Total	$809,035	$(2,030)	—	$807,005

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	21

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$3,053,077	$6,521,833	$9,574,910
Transfers into Level 3	232,237	—	232,237
Transfers out of Level 3	(1,759,880)	—	(1,759,880)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(246,115)	1,433,551	1,187,436
Purchases	—	—	—
Sales	—	—	—
Closing Balance, as of September 30, 2016	$1,279,319	$7,955,384	$9,234,703

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$(246,115)	$1,433,551	$1,187,436

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $60,834.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs

Assets:
Common Stocks	$1,218,485	Market Approach	Tangible Book Value Multiple[1]	1.60x	—
Preferred Stocks	7,955,384	Market Approach	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	84.00% - 127.00%	105.00%
			Revenue Multiple[1]	11.50x - 19.21x	15.07x
			Scenario Probability[1]	25.00% - 70.00%	—
			Time to Exit[2]	1 - 2 years	—

Total	$9,173,869

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 20.7%
AbbVie, Inc.	656,806	$41,424,754
Acceleron Pharma, Inc. (a)	597,800	21,634,382
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679) (a)(b)	297,971,595	25,327,586
Agios Pharmaceuticals, Inc. (a)	307,000	16,215,740
Alder Biopharmaceuticals, Inc. (a)	204,100	6,688,357
Alexion Pharmaceuticals, Inc. (a)	96,417	11,814,939
Alkermes PLC (a)	347,200	16,328,816
Alnylam Pharmaceuticals, Inc. (a)	183,552	12,441,155
Amgen, Inc.	1,378,446	229,938,577
Aquinox Pharmaceuticals, Inc. (a)	410,517	5,484,507
Audentes Therapeutics, Inc. (a)	182,579	3,251,732
Avexis, Inc. (a)	352,956	14,545,317
Axovant Sciences Ltd. (a)	189,500	2,653,000
Biogen, Inc. (a)	449,862	140,820,302
BioMarin Pharmaceutical, Inc. (a)	182,600	16,894,152
Bluebird Bio, Inc. (a)	100,500	6,811,890
Celgene Corp. (a)	1,174,238	122,743,098
Corvus Pharmaceuticals, Inc. (Acquired 9/11/15, cost $5,604,000) (a)(b)	400,000	6,580,000
CytomX Therapeutics, Inc. (a)	305,294	4,787,010
Genomic Health, Inc. (a)	300,800	8,699,136
Gilead Sciences, Inc.	800,456	63,332,079
Global Blood Therapeutics, Inc. (a)	295,137	6,802,908
Incyte Corp. (a)	283,300	26,712,357
Inotek Pharmaceuticals Corp. (a)	625,434	5,929,114
Intellia Therapeutics, Inc. (Acquired 5/5/16, cost $4,657,716) (a)(b)	573,644	9,671,638
Lion Biotechnologies, Inc. (Acquired 6/3/16, cost $5,416,796) (a)(b)	1,140,378	9,385,311
Neurocrine Biosciences, Inc. (a)	853,238	43,207,972
Otonomy, Inc. (a)	171,200	3,114,128
Prothena Corp. PLC (a)	89,864	5,389,144
PTC Therapeutics, Inc. (a)	615,400	8,621,754
Regeneron Pharmaceuticals, Inc. (a)	161,622	64,975,277
REGENXBIO, Inc. (a)	633,013	8,868,512
Sage Therapeutics, Inc. (a)	283,497	13,055,037
Sarepta Therapeutics, Inc. (a)	635,266	39,011,685
Seattle Genetics, Inc. (a)(c)	302,018	16,311,992
Spark Therapeutics, Inc. (a)	63,600	3,819,816
Syndax Pharmaceuticals, Inc. (a)	288,213	4,369,309
Syndax Pharmaceuticals, Inc. (Acquired 8/19/15, cost $9,349,076) (a)(b)	668,208	10,216,900
Ultragenyx Pharmaceutical, Inc. (a)	281,139	19,944,001
Vertex Pharmaceuticals, Inc. (a)	905,670	78,983,481

		1,156,806,865
Diversified Consumer Services — 0.2%
Service Corp. International	513,800	13,636,252
Health Care Equipment & Supplies — 25.6%
Abbott Laboratories	2,171,400	91,828,506
Baxter International, Inc.	2,768,000	131,756,800
Becton Dickinson and Co.	392,292	70,506,641
Boston Scientific Corp. (a)	8,981,200	213,752,560
CONMED Corp.	245,200	9,822,712
Cooper Cos., Inc.	235,600	42,233,656
CR Bard, Inc.	435,260	97,620,113
Edwards Lifesciences Corp. (a)	879,264	106,004,068
Hologic, Inc. (a)	781,800	30,357,294
Intuitive Surgical, Inc. (a)	58,100	42,112,623
Masimo Corp. (a)	397,900	23,671,071
Medtronic PLC (a)	3,443,223	297,494,467
St. Jude Medical, Inc.	1,160,200	92,537,552

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Stryker Corp.	1,094,200	$127,375,822
Zimmer Biomet Holdings, Inc.	406,100	52,801,122

		1,429,875,007
Health Care Providers & Services — 20.9%
Aetna, Inc.	894,923	103,318,860
Amedisys, Inc. (a)	885,100	41,989,144
AmerisourceBergen Corp.	415,700	33,580,246
Anthem, Inc.	681,900	85,448,889
Cardinal Health, Inc.	670,280	52,080,756
Centene Corp. (a)	718,100	48,083,976
Cigna Corp.	761,900	99,290,808
DaVita, Inc. (a)	900,500	59,496,035
HCA Holdings, Inc. (a)	228,648	17,292,648
HealthEquity, Inc. (a)	335,600	12,702,460
Humana, Inc.	521,300	92,212,757
Laboratory Corp. of America Holdings (a)	86,600	11,905,768
McKesson Corp.	397,200	66,233,100
Quest Diagnostics, Inc.	336,600	28,486,458
Teladoc, Inc. (a)(c)	386,400	7,074,984
UnitedHealth Group, Inc.	2,331,353	326,389,420
Universal Health Services, Inc., Class B	554,600	68,337,812
WellCare Health Plans, Inc. (a)	109,300	12,797,937

		1,166,722,058
Health Care Technology — 0.5%
Cerner Corp. (a)	436,800	26,972,400
Life Sciences Tools & Services — 2.8%
Agilent Technologies, Inc.	765,300	36,037,977
Thermo Fisher Scientific, Inc.	773,100	122,969,286

		159,007,263
Pharmaceuticals — 26.0%
Allergan PLC (a)	698,651	160,906,312
AstraZeneca PLC	1,273,927	82,488,716
Bristol-Myers Squibb Co.	1,098,726	59,243,306
Chugai Pharmaceutical Co. Ltd.	381,900	13,803,470
Dermira, Inc. (a)	380,500	12,868,510
Eli Lilly & Co.	2,251,200	180,681,312
GlaxoSmithKline PLC	1,173,200	24,987,320
Intra-Cellular Therapies, Inc. (a)	249,554	3,803,203
Jazz Pharmaceuticals PLC (a)	253,600	30,807,328
Johnson & Johnson	1,250,000	147,662,500
Mallinckrodt PLC (a)	478,727	33,405,570
Merck & Co., Inc.	2,432,400	151,806,084
Merck KGaA	346,800	37,407,739
Mylan NV (a)	1,157,800	44,135,336
Novartis AG — ADR	173,300	13,683,768
Pacira Pharmaceuticals, Inc. (a)	206,500	7,066,430
Pfizer, Inc.	4,434,337	150,190,994
Phibro Animal Health Corp., Class A	469,000	12,747,420
Roche Holding AG	233,800	58,098,975
Shire PLC — ADR	585,097	113,426,904
Teva Pharmaceutical Industries Ltd. — ADR	1,447,200	66,585,672
Zoetis, Inc.	874,500	45,482,745

		1,451,289,614
Total Common Stocks — 96.7%		5,404,309,459

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Preferred Stocks	Shares	Value
Biotechnology — 0.2%
Ovid Therapeutics Inc. (Acquired 8/07/15, cost $9,342,296) (a)(b)	1,499,566	$9,342,296
Total Preferred Stocks — 0.2%		9,342,296

Rights
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	1,269,237	1,408,853
Total Long-Term Investments (Cost — $4,083,450,959) — 96.9%		5,415,060,608

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)(e)	132,199,702	$132,199,702
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)(f)	$11,592	11,591,525
Total Short-Term Securities (Cost — $143,791,227) — 2.6%		143,791,227
Total Investments (Cost — $4,227,242,186) — 99.5%		5,558,851,835
Other Assets Less Liabilities — 0.5%		30,561,392

Net Assets — 100.0%		$5,589,413,227

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $70,523,731 and an original cost of $51,511,563, which was 1.30% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, Temp Fund, Institutional Class	270,734,455	(270,734,455)	—	—	$625,033		$5,470
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	132,199,702	132,199,702	$132,199,702	56,429		—
BlackRock Liquidity Series, LLC, Money Market Series	$9,479,975	$2,111,550	$11,591,525	11,591,525	456,293	[1]	—
Total				$143,791,227	$1,137,755		$5,470

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	13,972,000	USD	15,603,553	Credit Suisse International	10/13/16	$101,720
USD	17,626,327	EUR	15,725,000	Citibank N.A.	10/13/16	(49,411)
USD	34,821,430	EUR	31,361,106	HSBC Bank PLC	10/13/16	(430,126)
Total						$(377,817)

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Transactions in Options Written for the Year Ended September 30, 2016
	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	1,604	$276,986
Options written	4,948	1,570,850
Options exercised	(1,881)	(732,368)
Options expired	(3,650)	(905,577)
Options closed	(1,021)	(209,891)

Outstanding options, end of year	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$101,720	—	—	$101,720

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$479,537	—	—	$479,537

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$8,866,391	—	—	$8,866,391
Options written	—	—	$1,103,992	—	—	—	1,103,992
Total	—	—	$1,103,992	$8,866,391	—	—	$9,970,383

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(3,417,201)	—	—	$(3,417,201)
Options written	—	—	$(48,473)	—	—	—	(48,473)
Total	—	—	$(48,473)	$(3,417,201)	—	—	$(3,465,674)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$82,976,371
Average amounts sold — in USD	$62,624,663
Options:
Average value of option contracts written	$1,570,850	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	25

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$101,720	$479,537

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$101,720	$479,537

Total derivative assets and liabilities subject to an MNA	$101,720	$479,537

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$101,720	—	—	—	$101,720

Total	$101,720	—	—	—	$101,720

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$49,411	—	—	—	$49,411
HSBC Bank PLC	430,126	—	—	$(230,000)	200,126

Total	$479,537	—	—	$(230,000)	$249,537

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purpose.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,095,625,430	$35,853,849	$25,327,586	$1,156,806,865
Diversified Consumer Services	13,636,252	—	—	13,636,252
Health Care Equipment & Supplies	1,429,875,007	—	—	1,429,875,007
Health Care Providers & Services	1,166,722,058	—	—	1,166,722,058
Health Care Technology	26,972,400	—	—	26,972,400
Life Sciences Tools & Services	159,007,263	—	—	159,007,263
Pharmaceuticals	1,234,503,394	216,786,220	—	1,451,289,614
Preferred Stocks:
Biotechnology	—	—	9,342,296	9,342,296
Rights:
Biotechnology	—	—	1,408,853	1,408,853
Short-Term Securities	132,199,702	11,591,525	—	143,791,227

Total	$5,258,541,506	$264,231,594	$36,078,735	$5,558,851,835

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$101,720	—	$101,720
Liabilities:
Foreign currency exchange contracts	—	(479,537)	—	(479,537)

Total	—	$(377,817)	—	$(377,817)

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$566,298	—	—	$566,298
Cash pledged as collateral for OTC derivatives	230,000	—	—	230,000
Liabilities:
Collateral on securities loaned at value	—	$(11,591,525)	—	(11,591,525)

Total	$796,298	$(11,591,525)	—	$(10,795,227)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Total
Assets:
Opening Balance, as of September 30, 2015	—	$82,530,621	—	$82,530,621
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	$(26,703,742)	—	—	(26,703,742)
Other[1]	64,796,469	(64,796,469)	—	—
Net realized gain (loss)	22,382,288	(6,510,504)	—	15,871,784
Net change in unrealized appreciation (depreciation)[2,3]	8,185,906	—	$1,408,853	9,594,759
Purchases	—	—	—	—
Sales	(43,333,335)	(1,881,352)	—	(45,214,687)

Closing Balance, as of September 30, 2016	$25,327,586	$9,342,296	$1,408,853	$36,078,735

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[3]	$8,185,906	—	$1,408,853	$9,594,759

[1]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	27

Schedule of Investments September 30, 2016	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Newcrest Mining Ltd. (a)	262,922	$4,438,168
Belgium — 3.1%
Anheuser-Busch InBev SA	185,979	24,457,822
Canada — 6.1%
Canadian Pacific Railway Ltd.	62,500	9,536,853
Element Financial Corp.	438,000	5,481,886
Encana Corp.	512,300	5,353,583
Fairfax Financial Holdings Ltd.	21,467	12,578,309
Gildan Activewear, Inc.	261,500	7,303,144
Potash Corp. of Saskatchewan, Inc.	294,179	4,787,318
PrairieSky Royalty Ltd.	167,900	3,423,396

		48,464,489
China — 4.1%
Alibaba Group Holding Ltd. — ADR (a)	91,758	9,707,079
China Construction Bank Corp., H Shares	13,615,000	10,225,387
China Unicom Hong Kong Ltd.	3,520,000	4,288,715
Tencent Holdings Ltd.	288,900	8,032,008

		32,253,189
France — 7.1%
AXA SA	286,900	6,100,151
BNP Paribas SA	327,887	16,864,491
Dassault Aviation SA	4,901	5,439,524
Orange SA	821,800	12,875,660
Sanofi	54,100	4,119,787
Unibail-Rodamco SE	39,800	10,731,445

		56,131,058
Germany — 2.2%
Continental AG	20,208	4,257,873
SAP SE	87,300	7,983,834
Wacker Chemie AG	63,700	5,372,062

		17,613,769
Hong Kong — 1.7%
AIA Group Ltd.	1,999,900	13,448,816
India — 2.5%
Bharti Infratel Ltd.	1,096,879	6,035,537
HDFC Bank Ltd.	435,640	9,617,945
Tata Motors Ltd. — ADR	111,922	4,474,642

		20,128,124
Indonesia — 1.0%
Matahari Department Store Tbk PT	5,623,171	7,984,526
Ireland — 3.8%
Green REIT PLC	5,265,855	8,606,948
Kingspan Group PLC	206,079	5,586,562
Ryanair Holdings PLC — ADR	75,214	5,643,306
Shire PLC — ADR	55,200	10,701,072

		30,537,888
Israel — 0.4%
Teva Pharmaceutical Industries Ltd. — ADR	76,000	3,496,760
Italy — 3.5%
Atlantia SpA	212,600	5,399,560
Eni SpA	716,800	10,329,352
Snam SpA	1,173,600	6,507,489
Telecom Italia SpA (a)	6,545,000	5,438,278

		27,674,679
Japan — 7.7%
Don Quijote Holdings Co. Ltd.	109,900	4,031,714
FANUC Corp.	52,800	8,918,736
Nintendo Co. Ltd.	31,300	8,380,659

Common Stocks	Shares	Value
Japan (continued)
ORIX Corp.	355,300	$5,241,619
Sony Corp.	297,000	9,839,786
Sumitomo Mitsui Financial Group, Inc.	373,800	12,626,819
Taisei Corp.	486,000	3,646,102
TOTO Ltd.	100,100	3,784,490
Toyota Motor Corp.	86,700	5,029,159

		61,499,084
Mexico — 1.1%
Fomento Economico Mexicano SAB de CV — ADR	92,200	8,486,088
Netherlands — 5.7%
Aalberts Industries NV	138,505	4,717,457
ASML Holding NV	67,400	7,386,466
Koninklijke Philips NV	488,400	14,451,621
Royal Dutch Shell PLC, Class B	713,516	18,498,303

		45,053,847
New Zealand — 0.7%
Xero Ltd. (a)	413,800	5,843,156
Nigeria — 0.4%
Lekoil Ltd. (a)	11,614,700	3,274,313
Norway — 1.7%
Statoil ASA	792,800	13,309,762
Philippines — 0.4%
CEMEX Holdings Philippines, Inc. (a)	12,614,000	3,121,311
Portugal — 1.1%
Galp Energia SGPS SA	667,200	9,115,266
South Africa — 1.1%
Naspers Ltd., N Shares	52,197	9,033,887
South Korea — 2.1%
LG Chem Ltd.	34,600	7,652,571
Samsung Electronics Co. Ltd.	6,300	9,177,603

		16,830,174
Spain — 1.7%
Cellnex Telecom SAU (b)	741,514	13,419,051
Sweden — 1.2%
Nordea Bank AB	940,600	9,340,605
Switzerland — 6.1%
Nestle SA, Registered Shares	279,700	22,086,253
Roche Holding AG	75,514	18,765,124
UBS Group AG, Registered Shares (a)	535,500	7,315,176

		48,166,553
Taiwan — 2.2%
Hermes Microvision, Inc.	112,510	4,899,958
Largan Precision Co. Ltd.	35,200	4,290,053
Taiwan Semiconductor Manufacturing Co. Ltd.	1,404,000	8,252,914

		17,442,925
Thailand — 0.4%
True Corp. PCL	15,797,300	3,168,578
United Kingdom — 16.7%
AstraZeneca PLC	178,500	11,558,147
BAE Systems PLC	1,724,400	11,714,254
Diageo PLC	396,400	11,354,254
GlaxoSmithKline PLC	344,500	7,337,310
Imperial Brands PLC	311,300	16,022,724
Kennedy Wilson Europe Real Estate PLC	312,798	4,068,762
Liberty Global PLC, Class A (a)	314,100	10,735,938
Lloyds Banking Group PLC	8,648,200	6,110,057

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
Metro Bank PLC (a)	183,953	$6,568,234
Nomad Foods Ltd. (a)	260,143	3,074,890
Reckitt Benckiser Group PLC	90,900	8,557,727
Sophos Group PLC (b)	1,484,100	5,116,786
Unilever PLC	331,100	15,667,603
Vodafone Group PLC	2,190,800	6,283,019
Worldpay Group PLC (a)(b)	2,225,500	8,533,040

		132,702,745
United States — 0.7%
Samsonite International SA	1,711,500	5,494,347
Total Common Stocks — 87.1%		691,930,980

Exchange-Traded Funds
United States — 4.6%
WisdomTree Japan Hedged Equity Fund	840,810	36,079,157
Total Exchange-Traded Funds — 4.6%		36,079,157

Preferred Stocks	Shares	Value
China — 0.5%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046) (a)(c)	101,000	$3,861,230
India — 3.2%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $5,332,969) (a)(c)	749	19,343,099
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $2,090,847) (a)(c)	248	6,404,658

		25,747,757
Total Preferred Stocks — 3.7%		29,608,987
Total Long-Term Investments
(Cost — $680,105,331) — 95.4%		$757,619,124

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)(e)	25,833,103	25,833,103
Total Short-Term Securities (Cost — $25,833,103) — 3.2%		25,833,103
Total Investments (Cost — $705,938,434) — 98.6%		783,452,227
Other Assets Less Liabilities — 1.4%		11,002,952

Net Assets — 100.0%		$794,455,179

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $29,608,987 and an original cost of $10,193,862, which was 3.73% of its net assets.

(d)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, Temp Fund, Institutional Class	15,801,600	(15,801,600)	—	—	$159,474		$1,058
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	25,833,103	25,833,103	$25,833,103	3,677		—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	—	38,733	[1]	—
Total				$25,833,103	$201,884		$1,058

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,002,000	USD	3,046,598	Goldman Sachs International	10/13/16	$ 15,382
AUD	20,595,461	USD	15,355,652	State Street Bank and Trust Co.	10/13/16	402,192
DKK	19,313,762	USD	2,914,430	BNP Paribas S.A.	10/13/16	1,516
DKK	26,404,164	USD	3,939,640	HSBC Bank PLC	10/13/16	46,797
DKK	18,550,344	USD	2,789,438	State Street Bank and Trust Co.	10/13/16	11,248
EUR	243,712	USD	274,234	Royal Bank of Scotland PLC	10/13/16	(289)
EUR	7,738,564	USD	8,716,149	Standard Chartered Bank	10/13/16	(17,590)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	13,759,000	USD	17,863,076	Commonwealth Bank of Australia	10/13/16	$ (24,487)
GBP	11,644,000	USD	15,406,403	Royal Bank of Scotland PLC	10/13/16	(309,919)
JPY	2,885,318,279	USD	28,767,120	Citibank N.A.	10/13/16	(297,947)
JPY	513,208,259	USD	5,083,031	HSBC Bank PLC	10/13/16	(19,252)
JPY	4,340,068,000	USD	41,029,387	State Street Bank and Trust Co.	10/13/16	1,793,669
SEK	11,904,756	USD	1,396,250	Barclays Bank PLC	10/13/16	(7,625)
SEK	40,262,175	USD	4,708,810	HSBC Bank PLC	10/13/16	(12,446)
SGD	10,245,918	USD	7,587,847	Goldman Sachs International	10/13/16	(73,808)
USD	3,214,943	EUR	2,844,000	Credit Suisse International	10/13/16	18,135
USD	28,371,532	EUR	25,552,156	HSBC Bank PLC	10/13/16	(350,454)
USD	3,976,745	EUR	3,554,000	Northern Trust Corp.	10/13/16	(18,140)
USD	334,445	EUR	293,845	State Street Bank and Trust Co.	10/13/16	4,147
USD	1,150,657	GBP	879,000	Citibank N.A.	10/13/16	11,031
USD	74,794,458	GBP	57,913,263	Citibank N.A.	10/13/16	(290,278)
USD	1,897,215	GBP	1,468,452	Northern Trust Corp.	10/13/16	(6,638)
USD	2,775,928	GBP	2,131,000	TD Securities, Inc.	10/13/16	13,079
USD	444,885	JPY	46,351,672	Morgan Stanley & Co. International PLC	10/13/16	(12,463)
USD	27,286,615	JPY	2,838,763,000	TD Securities, Inc.	10/13/16	(723,201)
USD	948,893	MXN	18,064,200	State Street Bank and Trust Co.	10/13/16	18,716
USD	1,672,653	NOK	14,237,901	HSBC Bank PLC	10/13/16	(108,379)
USD	7,373,256	NOK	62,775,647	HSBC Bank PLC	10/13/16	(479,408)
USD	4,177,454	NZD	5,808,295	HSBC Bank PLC	10/13/16	(49,523)
Total						$ (465,935)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,335,912	—	—	$2,335,912

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,801,847	—	—	$2,801,847

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$6,411,943	—	—	—	$6,411,943
Forward foreign currency exchange contracts	—	—	—	$23,149,239	—	—	23,149,239
Total	—	—	$6,411,943	$23,149,239	—	—	$29,561,182

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(99,248)	—	—	$(99,248)
Total	—	—	—	$(99,248)	—	—	$(99,248)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$ 15,918,875
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$191,101,510
Average amounts sold — in USD	$177,340,122

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,335,912	$2,801,847

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,335,912	$2,801,847

Total derivative assets and liabilities subject to an MNA	$2,335,912	$2,801,847

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$ 1,516	—	—	—	$ 1,516
Citibank N.A.	11,031	$(11,031)	—	—	—
Credit Suisse International	18,135	—	—	—	18,135
Goldman Sachs International	15,382	(15,382)	—	—	—
HSBC Bank PLC	46,797	(46,797)	—	—	—
State Street Bank and Trust Co.	2,229,972	—	—	—	2,229,972
TD Securities, Inc.	13,079	(13,079)	—	—	—

Total	$2,335,912	$(86,289)	—	—	$2,249,623

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$ 7,625	—	—	—	$ 7,625
Citibank N.A.	588,225	$(11,031)	—	—	577,194
Commonwealth Bank of Australia	24,487	—	—	—	24,487
Goldman Sachs International	73,808	(15,382)	—	—	58,426
HSBC Bank PLC	1,019,462	(46,797)	—	—	972,665
Morgan Stanley & Co. International PLC	12,463	—	—	—	12,463
Northern Trust Corp.	24,778	—	—	—	24,778
Royal Bank of Scotland PLC	310,208	—	—	—	310,208
Standard Chartered Bank	17,590	—	—	—	17,590
TD Securities, Inc.	723,201	(13,079)	—	—	710,122

Total	$2,801,847	$(86,289)	—	—	$2,715,558

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	31

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$4,438,168	—	$4,438,168
Belgium	—	24,457,822	—	24,457,822
Canada	$48,464,489	—	—	48,464,489
China	9,707,079	22,546,110	—	32,253,189
France	—	56,131,058	—	56,131,058
Germany	—	17,613,769	—	17,613,769
Hong Kong	—	13,448,816	—	13,448,816
India	4,474,642	15,653,482	—	20,128,124
Indonesia	—	7,984,526	—	7,984,526
Ireland	24,951,326	5,586,562	—	30,537,888
Israel	3,496,760	—	—	3,496,760
Italy	—	27,674,679	—	27,674,679
Japan	—	61,499,084	—	61,499,084
Mexico	8,486,088	—	—	8,486,088
Netherlands	—	45,053,847	—	45,053,847
New Zealand	—	5,843,156	—	5,843,156
Nigeria	3,274,313	—	—	3,274,313
Norway	—	13,309,762	—	13,309,762
Philippines	3,121,311	—	—	3,121,311
Portugal	—	9,115,266	—	9,115,266
South Africa	—	9,033,887	—	9,033,887
South Korea	—	16,830,174	—	16,830,174
Spain	—	13,419,051	—	13,419,051
Sweden	—	9,340,605	—	9,340,605
Switzerland	—	48,166,553	—	48,166,553
Taiwan	—	17,442,925	—	17,442,925
Thailand	3,168,578	—	—	3,168,578
United Kingdom	13,810,828	118,891,917	—	132,702,745
United States	—	5,494,347	—	5,494,347
Exchange-Traded Funds	36,079,157	—	—	36,079,157
Preferred Stocks:
China	—	—	$3,861,230	3,861,230
India	—	—	25,747,757	25,747,757
Short-Term Securities	25,833,103	—	—	25,833,103

Total	$184,867,674	$568,975,566	$29,608,987	$783,452,227

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,335,912	—	$2,335,912
Liabilities:
Foreign currency exchange contracts	—	(2,801,847)	—	(2,801,847)

Total	—	$(465,935)	—	$(465,935)

[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,547,461	—	—	$8,547,461
Liabilities:
Bank overdraft	—	$(2,895)	—	(2,895)

Total	$8,547,461	$(2,895)	—	$8,544,566

Transfers between Level 1 and Level 2 were as follows:
	Transfers Into Level 1[1]	Transfers Out of Level 1[2]	Transfers Into Level 2[2]	Transfers Out of Level 2[1]
Assets:
Long-Term Investments:
France	—	$(1,531,046)	$1,531,046	—
Ireland	$8,754,954	—	—	$(8,754,954)
United Kingdom	—	(16,742,090)	16,742,090	—

Total	$8,754,954	$(18,273,136)	$18,273,136	$(8,754,954)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$9,194,648	$21,172,822	$30,367,470
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(9,194,648)	—	(9,194,648)
Accrued discounts/ premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]	—	8,436,165	8,436,165
Purchases	—		—
Sales	—	—	—

Closing Balance, as of September 30, 2016	—	$29,608,987	$29,608,987

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[3]	—	$8,436,165	$8,436,165

[1]

As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$29,608,987	Market Approach	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	86.00% - 154.00%	94.87%
			Revenue Multiple[1]	4.50x-19.21x	14.61x
			Scenario Probability[1]	25.00% - 70.00%	—
			Time to Exit[2]	1-2 years	—

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	33

Schedule of Investments September 30, 2016	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 0.5%
Oclaro, Inc. (a)	190,400	$1,627,920
Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc. (a)	48,100	1,429,051
Electronic Equipment, Instruments & Components — 2.1%
Coherent, Inc. (a)	14,500	1,602,830
Fabrinet (a)	28,100	1,252,979
Flex Ltd. (a)	126,100	1,717,482
Largan Precision Co. Ltd.	18,000	2,193,777

		6,767,068
Equity Real Estate Investment Trusts (REITs) — 1.1%
Crown Castle International Corp.	19,800	1,865,358
Equinix, Inc.	5,000	1,801,250

		3,666,608
Household Durables — 1.0%
Sony Corp.	96,200	3,187,163
Internet & Catalog Retail — 1.2%
Netflix, Inc. (a)	24,290	2,393,780
Yoox Net-A-Porter Group SpA (a)	48,200	1,493,843

		3,887,623
Internet & Direct Marketing Retail — 6.5%
Amazon.com, Inc. (a)	20,100	16,829,931
Ensogo Ltd. (a)	94,425	46,974
Expedia, Inc.	16,700	1,949,224
Priceline Group, Inc. (a)	1,600	2,354,384

		21,180,513
Internet Software & Services — 23.9%
58.com, Inc. — ADR (a)	37,200	1,772,952
Akamai Technologies, Inc. (a)	31,100	1,647,989
Alibaba Group Holding Ltd. — ADR (a)	94,000	9,944,260
Alphabet, Inc., Class A (a)	24,683	19,846,613
Apptio, Inc., Class A (a)	24,136	523,751
Baidu, Inc. — ADR (a)	7,200	1,310,904
Dena Co. Ltd.	109,700	3,988,771
Facebook, Inc., Class A (a)	95,800	12,288,266
GoDaddy, Inc., Class A (a)	38,400	1,325,952
MercadoLibre, Inc.	16,000	2,959,520
New Relic, Inc. (a)	36,816	1,410,789
Nutanix, Inc., Class A (a)	55,763	2,063,231
Scout24 AG (a)(b)	44,186	1,488,321
Shopify, Inc., Class A (a)	45,100	1,935,692
Tencent Holdings Ltd.	461,200	12,822,299
Yandex NV (a)	103,800	2,184,990

		77,514,300
IT Services — 11.7%
Capgemini SA	19,500	1,911,857
Cielo SA	184,700	1,856,002
Computer Sciences Corp.	35,100	1,832,571
Euronet Worldwide, Inc. (a)	41,075	3,361,168
Fidelity National Information Services, Inc.	39,238	3,022,503
Global Payments, Inc.	29,900	2,295,124
InterXion Holding NV (a)	60,200	2,180,444
MasterCard, Inc., Class A	59,700	6,075,669
PayPal Holdings, Inc. (a)	64,500	2,642,565
Sabre Corp.	75,900	2,138,862
Square, Inc., Class A (a)	199,900	2,330,834
Visa, Inc., Class A	98,000	8,104,600

		37,752,199

Common Stocks	Shares	Value
Media — 1.9%
Eros International PLC (a)(c)	103,700	$1,588,684
Naspers Ltd., N Shares	26,838	4,644,931

		6,233,615
Professional Services — 0.9%
Equifax, Inc.	9,500	1,278,510
Experian PLC	87,500	1,748,063

		3,026,573
Semiconductors & Semiconductor Equipment — 13.5%
Advanced Micro Devices, Inc. (a)	239,400	1,654,254
Applied Materials, Inc.	133,500	4,025,025
ASML Holding NV	41,600	4,559,006
BE Semiconductor Industries NV	41,700	1,422,624
Broadcom Ltd. (a)	24,121	4,161,355
Lam Research Corp.	36,100	3,419,031
Lattice Semiconductor Corp. (a)	203,600	1,321,364
M/A-COM Technology Solutions Holdings, Inc. (a)	40,000	1,693,600
Marvell Technology Group Ltd.	140,200	1,860,454
Micron Technology, Inc. (a)	85,600	1,521,968
Microsemi Corp. (a)	43,500	1,826,130
Monolithic Power Systems, Inc.	16,700	1,344,350
NVIDIA Corp.	55,600	3,809,712
NXP Semiconductors NV (a)	40,065	4,087,031
STMicroelectronics NV	246,900	2,017,888
Taiwan Semiconductor Manufacturing Co. Ltd.	852,000	5,008,178

		43,731,970
Software — 21.1%
Activision Blizzard, Inc.	122,000	5,404,600
Adobe Systems, Inc. (a)	42,400	4,602,096
Altium Ltd.	199,600	1,413,619
Atlassian Corp. PLC, Class A (a)	43,600	1,306,692
Autodesk, Inc. (a)	26,700	1,931,211
Electronic Arts, Inc. (a)	48,700	4,158,980
Globant SA (a)	46,676	1,965,993
Gridsum Holding, Inc. — ADR (a)(c)	141,833	2,389,886
LINE Corp. — ADR (a)	36,720	1,777,248
Linx SA	68,789	410,346
Microsoft Corp.	287,500	16,560,000
Nintendo Co. Ltd.	30,000	8,032,581
Proofpoint, Inc. (a)	32,410	2,425,890
PTC, Inc. (a)	40,900	1,812,279
salesforce.com, Inc. (a)	49,400	3,523,702
ServiceNow, Inc. (a)	26,200	2,073,730
Symantec Corp.	63,900	1,603,890
Take-Two Interactive Software, Inc. (a)	56,300	2,538,004
Talend SA — ADR (a)	29,008	758,849
Xero Ltd. (a)	128,060	1,808,300
Zendesk, Inc. (a)	61,600	1,891,736

		68,389,632
Technology Hardware, Storage & Peripherals — 6.6%
Apple Inc.	156,059	17,642,470
Samsung Electronics Co. Ltd.	2,500	3,641,906

		21,284,376
Total Common Stocks — 92.4%		299,678,611

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Preferred Stocks	Shares	Value
Internet & Direct Marketing Retail — 1.5%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $1,018,150) (a)(d)	143	$3,693,008
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $396,249) (a)(d)	47	1,213,786

		4,906,794
Internet Software & Services — 2.7%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(d)	128,924	6,384,317
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(d)	39,400	1,506,262
Zuora, Inc. (Acquired 1/16/15, cost $1,006,814) (a)(d)	265,000	893,050

		8,783,629
Software — 1.4%
Illumio, Inc., Series C (Acquired 3/11/15, cost $499,995) (a)(d)	155,575	458,946
MongoDB, Series C (Acquired 12/19/13, cost $1,512,773) (a)(d)	60,303	1,254,302
MongoDB, Series D (Acquired 12/19/13, cost $470,592) (a)(d)	18,759	390,187
MongoDB, Series E (Acquired 12/19/13, cost $16,632) (a)(d)	663	13,790
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(d)	244,700	2,246,346

		4,363,571
Total Preferred Stocks — 5.6%		18,053,994

Value
Total Long-Term Investments
(Cost — $208,792,893) — 98.0%		$317,732,605

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (e)(f)	1,579,591	1,579,591
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (e)(f)(g)	$2,455	2,454,786
Total Short-Term Securities (Cost — $4,034,377) — 1.3%		4,034,377

Total Investments Before Options Written
(Cost — $212,827,270) — 99.3%		321,766,982

Options Written
(Premiums Received — $169,402) — (0.1)%		(237,619)
Total Investments Net of Options Written (Cost — $212,657,868) — 99.2%		321,529,363
Other Assets Less Liabilities — 0.8%		2,651,010

Net Assets — 100.0%		$324,180,373

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $18,053,994 and an original cost $9,501,812, which was 5.57% of its net assets.

(e)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, Temp Fund, Institutional Class	7,951,514	(7,951,514)	—	—	$ 9,513		$189
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,579,591	1,579,591	$1,579,591	272		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,454,786	$2,454,786	2,454,786	240,453	[1]	—
Total				$4,034,377	$250,238		$189

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day. Securities loaned with a value of $351,565 have been sold and are pending settlement as of September 30, 2016.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	35

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,327,000	USD	3,023,272	Morgan Stanley & Co. International PLC	10/13/16	$ (6,309)
HKD	4,782,000	USD	617,112	Royal Bank of Scotland PLC	10/13/16	(508)
SEK	17,311,484	USD	2,024,642	HSBC Bank PLC	10/13/16	(5,351)
USD	2,295,856	GBP	1,777,679	Citibank N.A.	10/13/16	(8,910)
USD	1,119,619	GBP	839,000	Morgan Stanley & Co. International PLC	10/13/16	31,853
USD	1,196,549	HKD	9,272,000	Australia & New Zealand Bank Group Ltd.	10/13/16	992
USD	1,108,158	HKD	8,591,000	Morgan Stanley & Co. International PLC	10/13/16	411
USD	11,407,859	HKD	88,419,473	State Street Bank and Trust Co.	10/13/16	6,812
USD	1,532,097	NZD	2,130,215	HSBC Bank PLC	10/13/16	(18,163)
USD	120,680	NZD	167,743	Northern Trust Corp.	10/13/16	(1,395)
USD	3,955,223	ZAR	59,478,451	Citibank N.A.	10/13/16	(368,065)
ZAR	2,192,900	USD	150,245	Bank of America N.A.	10/13/16	9,150
Total						$(359,483)

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Netflix, Inc.	Call	10/21/16	USD	107	135	$(27,675)
Atlassian Corp. PLC, Class A	Call	11/18/16	USD	30	114	(23,940)
Alibaba Group Holding Ltd. — ADR	Put	10/07/16	USD	90	50	(200)
Crown Castle International Corp.	Put	10/12/16	USD	88.50	66	(1,188)
Apple Inc.	Put	10/21/16	USD	109	83	(5,146)
Baidu, Inc. — ADR	Put	10/21/16	USD	175.00	45	(10,192)
Square, Inc., Class A	Put	10/21/16	USD	11.00	275	(4,125)
Computer Sciences Corp.	Put	11/18/16	USD	48	125	(7,813)
Total						$(80,279)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Shopify, Inc., Class A	Call	UBS AG	10/07/16	USD 40.72	24,800	$(63,466)
Altium Ltd.	Call	Citibank N.A.	10/14/16	AUD 7.56	57,300	(72,839)
Atlassian Corp. PLC, Class A	Call	Barclays Bank PLC	10/18/16	USD 31.66	12,500	(7,215)
Altium Ltd.	Call	Bank of America N.A.	11/30/16	AUD 9.27	52,400	(13,820)
Total						$(157,340)

Transactions in Options Written for the Year Ended September 30, 2016
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	3,659	$561,009	14,038	$143,196
Options written	2,085,327	3,975,576	313,858	586,171
Options exercised	(175)	(33,586)	(4,733)	(140,742)
Options expired	(636,299)	(1,357,371)	(234,303)	(471,217)
Options closed	(1,305,263)	(3,021,955)	(88,216)	(71,679)
Outstanding options, end of year	147,249	$123,673	644	$45,729

As of period end, the value of portfolio securities subject to covered call options was $3,409,962.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 49,218	—	—	$49,218

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$408,701	—	—	$408,701
Options written	Options written at value	—	—	$237,619	—	—	—	237,619
Total		—	—	$237,619	$408,701	—	—	$646,320

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$880,019	—	—	$ 880,019
Options written	—	—	$(837,680)	—	—	—	(837,680)
Total	—	—	$(837,680)	$880,019	—	—	$ 42,339

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(789,772)	—	—	$(789,772)
Options written	—	—	$(294,458)	—	—	—	(294,458)
Total	—	—	$(294,458)	$(789,772)	—	—	$(1,084,230)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD							$22,307,293
Average amounts sold — in USD							$5,016,123
Options:
Average value of option contracts written							$254,688

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$49,218	$408,701
Options	—	237,619
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$49,218	$646,320
Derivatives not subject to an MNA	—	(80,279)
Total derivative assets and liabilities subject to an MNA	$49,218	$566,041

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	37

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Australia & New Zealand Bank Group Ltd	$992	—	—	—	$992
Bank of America N.A.	9,150	$(9,150)	—	—	—
Morgan Stanley & Co. International PLC	32,264	(6,309)	—	—	25,955
State Street Bank and Trust Co.	6,812	—	—	—	6,812
Total	$49,218	$(15,459)	—	—	$33,759

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$13,820	$(9,150)	—	—	$4,670
Barclays Bank PLC	7,215	—	—	—	7,215
Citibank N.A.	449,814	—	—	—	449,814
HSBC Bank PLC	23,514	—	—	—	23,514
Morgan Stanley & Co. International PLC	6,309	(6,309)	—	—	—
Northern Trust Corp.	1,395	—	—	—	1,395
Royal Bank of Scotland PLC	508	—	—	—	508
UBS AG	63,466	—	—	—	63,466
Total	$566,041	$(15,459)	—	—	$550,582

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$1,627,920	—	—	$1,627,920
Diversified Telecommunication Services	1,429,051	—	—	1,429,051
Electronic Equipment, Instruments & Components	4,573,291	$2,193,777	—	6,767,068
Equity Real Estate Investment Trusts (REITs)	3,666,608	—	—	3,666,608
Household Durables	—	3,187,163	—	3,187,163
Internet & Catalog Retail	2,393,780	1,493,843	—	3,887,623
Internet & Direct Marketing Retail	21,133,539	—	$46,974	21,180,513
Internet Software & Services	59,214,909	18,299,391	—	77,514,300
IT Services	35,840,342	1,911,857	—	37,752,199
Media	1,588,684	4,644,931	—	6,233,615
Professional Services	1,278,510	1,748,063	—	3,026,573
Semiconductors & Semiconductor Equipment	30,724,274	13,007,696	—	43,731,970
Software	57,135,132	11,254,500	—	68,389,632
Technology Hardware, Storage & Peripherals	17,642,470	3,641,906	—	21,284,376
Preferred Stocks:
Internet & Direct Marketing Retail	—	—	4,906,794	4,906,794
Internet Software & Services	—	—	8,783,629	8,783,629
Software	—	—	4,363,571	4,363,571
Short-Term Securities	1,579,591	2,454,786	—	4,034,377
Total	$239,828,101	$63,837,913	$18,100,968	$321,766,982

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$49,218	—	$49,218
Liabilities:
Equity contracts	$(79,091)	(158,528)	—	(237,619)
Foreign currency exchange contracts	—	(408,701)	—	(408,701)
Total	$(79,091)	$(518,011)	—	$(597,102)

[1]

Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$396,209	—	—	$396,209
Cash pledged as collateral for options written	3,810,440	—	—	3,810,440
Liabilities:
Collateral on securities loaned at value	—	$(2,454,786)	—	(2,454,786)

Total	$4,206,649	$(2,454,786)	—	$1,751,863

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	—	$15,132,245	$15,132,245
Transfers into Level 3	$179,328	—	179,328
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(132,354)	2,921,749	2,789,395
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of September 30, 2016	$46,974	$18,053,994	$18,100,968

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$(132,354)	$2,921,749	$2,789,395

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	39

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following table summarizes the valuation methodologies and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $46,974.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$18,053,994	Market Approach	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	23.00% - 86.00%	76.66%
			Revenue Growth Rate[1]	127.00% - 253.00%	138.80%
			Revenue Multiple[1]	4.50x - 27.00x	13.10x
			Scenario Probability[1]	15.00% - 80.00%	47.50%
			Time to Exit[2]	1 - 3 years	—

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 0.9%
Southwest Airlines Co.	294,800	$11,464,772
Auto Components — 1.9%
Delphi Automotive PLC (a)	202,570	14,447,292
Lear Corp.	74,747	9,060,831

		23,508,123
Automobiles — 0.3%
Tesla Motors, Inc. (a)(b)	15,610	3,184,908
Banks — 2.5%
BankUnited, Inc.	515,079	15,555,386
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(c)	610,420	5,475,467
SVB Financial Group (a)	98,500	10,888,190

		31,919,043
Beverages — 2.7%
Constellation Brands, Inc., Class A	51,900	8,640,831
Molson Coors Brewing Co., Class B	146,763	16,114,577
Monster Beverage Corp. (a)	64,300	9,439,883

		34,195,291
Biotechnology — 0.6%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300) (a)(c)	31,555,035	2,682,178
Sarepta Therapeutics, Inc. (a)	84,940	5,216,165

		7,898,343
Capital Markets — 0.7%
WisdomTree Investments, Inc. (b)	841,408	8,658,088
Chemicals — 3.1%
Eastman Chemical Co.	161,218	10,911,234
FMC Corp.	138,800	6,709,592
Platform Specialty Products Corp. (a)	1,176,900	9,544,659
Sherwin-Williams Co.	41,700	11,536,722

		38,702,207
Communications Equipment — 1.1%
Harris Corp.	156,600	14,346,126
Construction Materials — 0.3%
Vulcan Materials Co.	33,500	3,809,955
Containers & Packaging — 2.0%
Crown Holdings, Inc. (a)	211,039	12,048,217
WestRock Co.	264,100	12,803,568

		24,851,785
Diversified Financial Services — 1.2%
Intercontinental Exchange, Inc.	55,400	14,922,544
Diversified Telecommunication Services — 1.1%
SBA Communications Corp., Class A (a)	129,777	14,555,788
Electric Utilities — 3.1%
Edison International	115,700	8,359,325
FirstEnergy Corp.	265,200	8,772,816
PPL Corp.	267,608	9,251,209
Xcel Energy, Inc.	312,253	12,846,088

		39,229,438
Electrical Equipment — 0.9%
Acuity Brands, Inc.	41,068	10,866,593
Electronic Equipment, Instruments & Components — 1.4%
Amphenol Corp., Class A (a)	159,181	10,334,031
Universal Display Corp. (a)	140,713	7,810,979

		18,145,010
Energy Equipment & Services — 1.0%
U.S. Silica Holdings, Inc.	279,200	12,999,552

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 7.4%
Boston Properties, Inc.	125,000	$17,036,250
Equinix, Inc.	19,200	6,916,800
Federal Realty Investment Trust	48,600	7,480,998
Physicians Realty Trust	632,983	13,634,454
STAG Industrial, Inc.	402,135	9,856,329
Ventas, Inc.	236,200	16,682,806
VEREIT, Inc.	1,457,293	15,112,128
Weyerhaeuser Co.	216,485	6,914,531

		93,634,296
Food Products — 3.9%
AdvancePierre Foods Holdings, Inc.	557,770	15,372,141
Kellogg Co.	141,400	10,954,258
Mead Johnson Nutrition Co.	111,700	8,825,417
Nomad Foods Ltd. (a)	482,300	5,700,786
Pinnacle Foods, Inc.	169,302	8,493,881

		49,346,483
Health Care Equipment & Supplies — 4.0%
Boston Scientific Corp. (a)	390,120	9,284,856
CR Bard, Inc.	38,900	8,724,492
Edwards Lifesciences Corp. (a)	72,266	8,712,389
Hologic, Inc. (a)	178,800	6,942,804
Intuitive Surgical, Inc. (a)	8,850	6,414,746
Zimmer Biomet Holdings, Inc.	79,800	10,375,596

		50,454,883
Health Care Providers & Services — 3.9%
Amedisys, Inc. (a)	130,800	6,205,152
AmerisourceBergen Corp.	77,600	6,268,528
Centene Corp. (a)	88,000	5,892,480
Cigna Corp.	47,758	6,223,822
DaVita, Inc. (a)	92,000	6,078,440
Humana, Inc.	28,182	4,985,114
Quest Diagnostics, Inc.	76,800	6,499,584
Universal Health Services, Inc., Class B	62,826	7,741,420

		49,894,540
Hotels, Restaurants & Leisure — 2.4%
Aramark	338,651	12,878,898
Royal Caribbean Cruises Ltd. (a)	101,500	7,607,425
Wingstop, Inc. (a)	328,016	9,610,869

		30,097,192
Household Durables — 2.3%
Newell Brands, Inc.	298,913	15,740,759
Toll Brothers, Inc. (a)	162,727	4,859,028
Whirlpool Corp.	54,300	8,805,288

		29,405,075
Household Products — 0.5%
Clorox Co.	53,200	6,659,576
Industrial Conglomerates — 1.2%
Roper Technologies, Inc.	86,525	15,788,217
Insurance — 5.2%
Allied World Assurance Co. Holdings AG (a)	306,082	12,371,834
Assured Guaranty Ltd. (a)	484,331	13,440,185
Hartford Financial Services Group, Inc.	579,480	24,813,334
Reinsurance Group of America, Inc.	140,204	15,133,620

		65,758,973
Internet & Direct Marketing Retail — 1.2%
Liberty Interactive Corp. QVC Group, Class A (a)	357,718	7,157,937
TripAdvisor, Inc. (a)	121,600	7,682,688

		14,840,625

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	41

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Common Stocks	Shares	Value
Internet Software & Services — 1.5%
Akamai Technologies, Inc. (a)	125,900	$6,671,441
comScore, Inc. (a)	215,302	6,601,159
Nutanix, Inc., Class A (a)	160,479	5,937,723

		19,210,323
IT Services — 3.2%
Euronet Worldwide, Inc. (a)	135,442	11,083,219
Fidelity National Information Services, Inc.	170,485	13,132,460
Global Payments, Inc.	100,600	7,722,056
Sabre Corp.	318,700	8,980,966

		40,918,701
Machinery — 3.3%
Snap-on, Inc.	85,443	12,983,918
Stanley Black & Decker, Inc.	133,455	16,412,296
Wabtec Corp.	146,095	11,928,657

		41,324,871
Media — 0.9%
Nexstar Broadcasting Group, Inc., Class A	194,688	11,235,445
Multi-Utilities — 1.9%
Public Service Enterprise Group, Inc.	350,700	14,683,809
Sempra Energy	91,800	9,840,042

		24,523,851
Oil, Gas & Consumable Fuels — 6.6%
Cabot Oil & Gas Corp.	399,300	10,301,940
Concho Resources, Inc. (a)	104,762	14,389,061
Diamondback Energy, Inc. (a)	139,400	13,457,676
Energen Corp.	245,200	14,152,944
Marathon Petroleum Corp.	254,200	10,317,978
MPLX LP	165,516	5,604,372
Pioneer Natural Resources Co.	79,400	14,740,610

		82,964,581
Pharmaceuticals — 2.1%
Jazz Pharmaceuticals PLC (a)	40,800	4,956,384
Mallinckrodt PLC (a)	97,459	6,800,689
Shire PLC – ADR	24,279	4,706,727
Zoetis, Inc.	204,900	10,656,849

		27,120,649
Professional Services — 1.9%
Equifax, Inc.	119,740	16,114,609
Nielsen Holdings PLC (a)	141,200	7,564,084

		23,678,693
Real Estate Management & Development — 0.8%
Kennedy-Wilson Holdings, Inc.	440,815	9,940,378
Road & Rail — 0.9%
Kansas City Southern	119,396	11,142,035
Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc. (a)	819,000	5,659,290
Broadcom Ltd. (a)	67,841	11,703,929
Lam Research Corp.	103,600	9,811,956
M/A-COM Technology Solutions Holdings, Inc. (a)	153,589	6,502,958
Marvell Technology Group Ltd.	544,900	7,230,823
Maxim Integrated Products, Inc.	159,000	6,348,870
Monolithic Power Systems, Inc.	95,900	7,719,950
NXP Semiconductors NV (a)	190,451	19,427,907
Silicon Laboratories, Inc. (a)	109,000	6,409,200

		80,814,883
Software — 2.9%
Electronic Arts, Inc. (a)	171,400	14,637,560

Common Stocks	Shares	Value
Software (continued)
PTC, Inc. (a)	131,100	$5,809,041
ServiceNow, Inc. (a)	108,300	8,571,945
Take-Two Interactive Software, Inc. (a)	169,700	7,650,076

		36,668,622
Specialty Retail — 4.2%
Best Buy Co., Inc.	240,194	9,170,607
Cabela’s, Inc. (a)	145,152	7,973,199
Dick’s Sporting Goods, Inc.	166,924	9,467,929
Foot Locker, Inc.	140,600	9,521,432
Ross Stores, Inc.	257,300	16,544,390

		52,677,557
Textiles, Apparel & Luxury Goods — 2.0%
Sequential Brands Group, Inc. (a)(d)	2,321,200	18,569,600
Under Armour, Inc., Class A (a)	189,400	7,325,992

		25,895,592
Transportation Infrastructure — 0.9%
Macquarie Infrastructure Corp.	136,868	11,392,892
Total Common Stocks — 96.3%		1,218,646,499

Preferred Stocks
Internet Software & Services — 1.6%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,970) (a)(c)	336,360	16,656,547
Zuora, Inc. (Acquired 1/16/15, cost $3,742,312) (a)(c)	985,000	3,319,450

		19,975,997
Software — 1.2%
MongoDB, Series C (Acquired 12/19/13, cost $7,974,599) (a)(c)	317,888	6,612,070
MongoDB, Series D (Acquired 12/19/13, cost $2,480,798) (a)(c)	98,891	2,056,933
MongoDB, Series E (Acquired 12/19/13, cost $87,676) (a)(c)	3,495	72,696
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(c)	701,470	6,439,495

		15,181,194
Total Preferred Stocks — 2.8%		35,157,191
Total Long-Term Investments (Cost — $969,314,863) — 99.1%		1,253,803,690

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (e)(f)	37,581,914	37,581,914

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (e)(f)(g)	$ 3,098	3,097,601
Total Short-Term Securities (Cost — $40,679,515) — 3.2%		40,679,515

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Value
Total Investments (Cost — $1,009,994,378) — 102.3%	$1,294,483,205
Liabilities in Excess of Other Assets — (2.3)%	(28,815,686)

Net Assets — 100.0%	$1,265,667,519

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $43,314,836 and an original cost of $33,218,395, which was 3.4% of its net assets.

(d)	During the year ended September 30, 2016, investments in issuer that is affiliated person and/or related parties of the Fund, as applicable, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Realized Gain
Sequential Brands Group, Inc.	2,321,200	—	—	2,321,200	$18,569,600	—

(e)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, Temp Fund, Institutional Class	53,002,659	(53,002,659)	—	—	$149,691		$1,137
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	37,581,914	37,581,914	$37,581,914	2,093		—
BlackRock Liquidity Series, LLC, Money Market Series	$ 7,417,169	$ (4,319,568)	$ 3,097,601	3,097,601	292,342	[1]	—
Total				$40,679,515	$444,126		$1,137

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$11,464,772	—	—	$11,464,772
Auto Components	23,508,123	—	—	23,508,123
Automobiles	3,184,908	—	—	3,184,908
Banks	26,443,576	—	$5,475,467	31,919,043
Beverages	34,195,291	—	—	34,195,291
Biotechnology	5,216,165	—	2,682,178	7,898,343
Capital Markets	8,658,088	—	—	8,658,088
Chemicals	38,702,207	—	—	38,702,207
Communications Equipment	14,346,126	—	—	14,346,126
Construction Materials	3,809,955	—	—	3,809,955
Containers & Packaging	24,851,785	—	—	24,851,785
Diversified Financial Services	14,922,544	—	—	14,922,544

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	43

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$14,555,788	—	—	$14,555,788
Electric Utilities	39,229,438	—	—	39,229,438
Electrical Equipment	10,866,593	—	—	10,866,593
Electronic Equipment, Instruments & Components	18,145,010	—	—	18,145,010
Energy Equipment & Services	12,999,552	—	—	12,999,552
Equity Real Estate Investment Trusts (REITs)	93,634,296	—	—	93,634,296
Food Products	49,346,483	—	—	49,346,483
Health Care Equipment & Supplies	50,454,883	—	—	50,454,883
Health Care Providers & Services	49,894,540	—	—	49,894,540
Hotels, Restaurants & Leisure	30,097,192	—	—	30,097,192
Household Durables	29,405,075	—	—	29,405,075
Household Products	6,659,576	—	—	6,659,576
Industrial Conglomerates	15,788,217	—	—	15,788,217
Insurance	65,758,973	—	—	65,758,973
Internet & Direct Marketing Retail	14,840,625	—	—	14,840,625
Internet Software & Services	19,210,323	—	—	19,210,323
IT Services	40,918,701	—	—	40,918,701
Machinery	41,324,871	—	—	41,324,871
Media	11,235,445	—	—	11,235,445
Multi-Utilities	24,523,851	—	—	24,523,851
Oil, Gas & Consumable Fuels	82,964,581	—	—	82,964,581
Pharmaceuticals	27,120,649	—	—	27,120,649
Professional Services	23,678,693	—	—	23,678,693
Real Estate Management & Development	9,940,378	—	—	9,940,378
Road & Rail	11,142,035	—	—	11,142,035
Semiconductors & Semiconductor Equipment	80,814,883	—	—	80,814,883
Software	36,668,622	—	—	36,668,622
Specialty Retail	52,677,557	—	—	52,677,557
Textiles, Apparel & Luxury Goods	25,895,592	—	—	25,895,592
Transportation Infrastructure	11,392,892	—	—	11,392,892
Preferred Stocks:
Internet Software & Services	—	—	$19,975,997	19,975,997
Software	—	—	15,181,194	15,181,194
Short-Term Securities	37,581,914	$3,097,601	—	40,679,515

Total	$1,248,070,768	$3,097,601	$43,314,836	$1,294,483,205

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $3,097,601 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$5,811,198	$36,011,847	$41,823,045
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other[1]	4,034,005	(4,034,005)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	2,370,272	—	2,370,272
Net change in unrealized appreciation (depreciation)[2,3]	531,147	3,179,349	3,710,496
Purchases	—	—	—
Sales	(4,588,977)	—	(4,588,977)

Closing Balance, as of September 30, 2016	$8,157,645	$35,157,191	$43,314,836

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016 [3]	$531,147	$3,179,349	$3,710,496

[1]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$8,157,645	Market Approach	Tangible Book Value Multiple[1]	1.60x	—
		Income Approach	Discount Rate[2]	1.19%	—
			Time to Exit[2]	2 -3 years	—
Preferred Stocks	35,157,191	Market Approach	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	23.00% - 68.00%	55.62%
			Revenue Growth Rate[1]	84.00% - 127.00%	115.01%
			Revenue Multiple[1]	5.25x - 15.63x	11.68x
			Scenario Probability[1]	25.00% - 70.00%	—
			Time to Exit[2]	1 - 2 years	—

Total	$43,314,836

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	45

Statements of Assets and Liabilities

September 30, 2016	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$256,451,862	$5,415,060,608	$757,619,124	$317,732,605	$1,235,234,090
Investments at value — affiliated[3]	2,599,477	143,791,227	25,833,103	4,034,377	59,249,115
Cash pledged:
Collateral — options written	—	—	—	3,810,440	—
Collateral — OTC derivatives	—	230,000	—	—	—
Foreign currency at value[4]	809,035	566,298	8,547,461	396,209	—
Receivables:
Investments sold	317,003	55,695,915	4,516,617	4,356,656	11,450,984
Securities lending income — affiliated	2	90,970	—	46,681	29,732
Capital shares sold	90,227	6,560,439	385,597	522,757	832,838
Dividends — affiliated	576	34,270	1,973	178	1,766
Dividends — unaffiliated	444,944	5,817,748	2,514,263	62,030	1,408,299
From the Manager	55,950	—	66,273	8,898	212,411
Unrealized appreciation on forward foreign currency exchange contracts	498,369	101,720	2,335,912	49,218	—
Prepaid expenses	20,785	115,903	37,365	29,970	27,490

Total assets	261,288,230	5,628,065,098	801,857,688	331,050,019	1,308,446,725

Liabilities
Bank overdraft	—	—	2,895	—	—
Cash collateral on securities loaned at value	2,030	11,591,525	—	2,454,786	3,097,601
Options written at value[5]	—	—	—	237,619	—
Payables:
Investments purchased	1,707,500	4,496,114	712	2,277,135	35,224,331
Capital shares redeemed	647,969	14,699,384	3,249,009	753,824	2,539,444
Deferred foreign capital gain tax	—	—	—	141,638	—
Foreign taxes	1,976	—	—	—	—
Investment advisory fees	190,423	3,130,394	614,913	236,942	887,999
Officer’s and Trustees’ fees	3,947	48,754	9,663	4,069	13,166
Other accrued expenses	183,330	2,298,441	525,069	251,865	675,670
Other affiliates	12,636	360,908	55,073	20,170	114,151
Service and distribution fees	70,697	1,546,814	143,328	82,897	226,844
Unrealized depreciation on forward foreign currency exchange contracts	530,255	479,537	2,801,847	408,701	—

Total liabilities	3,350,763	38,651,871	7,402,509	6,869,646	42,779,206

Net Assets	$257,937,467	$5,589,413,227	$794,455,179	$324,180,373	$1,265,667,519

Net Assets Consist of
Paid-in capital	$308,629,908	$4,196,503,970	$713,608,782	$216,748,583	$909,767,457
Accumulated (distributions in excess of) net investment income (loss)	1,848,762	(790,254)	26,517,098	(1,498,928)	4,525,770
Accumulated net realized gain (loss)	(90,737,826)	62,516,286	(22,718,095)	560,255	66,885,464
Net unrealized appreciation/(depreciation)	38,196,623	1,331,183,225	77,047,394	108,370,463	284,488,828

Net Assets	$257,937,467	$5,589,413,227	$794,455,179	$324,180,373	$1,265,667,519

[1] Investments at cost — unaffiliated	$218,220,750	$4,083,450,959	$680,105,331	$208,792,893	$956,548,263
[2] Securities loaned at value	$2,037	$11,509,101	—	$2,382,897	$3,083,139
[3] Investments at cost — affiliated	$2,599,477	$143,791,227	$25,833,103	$4,034,377	$53,446,115
[4] Foreign currency at cost	$810,638	$567,330	$8,482,922	$395,969	—
[5] Premiums received	—	$—	—	$169,402	—

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$52,490,375	$1,544,880,219	$353,512,233	$78,178,839	$686,844,599

Shares outstanding[1]	3,619,791	30,711,240	10,527,667	4,076,478	18,152,093

Net asset value	$14.50	$50.30	$33.58	$19.18	$37.84

Service
Net assets	—	$31,917,047	$12,706,200	$2,583,105	$24,305,377

Shares outstanding[1]	—	659,597	396,445	140,882	682,533

Net asset value	—	$48.39	$32.05	$18.34	$35.61

Investor A
Net assets	$153,885,889	$2,701,947,848	$350,855,363	$180,658,221	$377,271,344

Shares outstanding[1]	10,721,208	56,034,494	11,075,204	10,049,767	10,945,886

Net asset value	$14.35	$48.22	$31.68	$17.98	$34.47

Investor B
Net assets	—	$5,482,050	$750,912	—	$3,996,700

Shares outstanding[1]	—	123,678	26,145	—	141,980

Net asset value	—	$44.33	$28.72	—	$28.15

Investor C
Net assets	$43,217,893	$1,130,050,915	$76,630,471	$56,706,621	$173,249,499

Shares outstanding[1]	3,130,515	26,147,213	2,699,299	3,612,692	6,153,561

Net asset value	$13.81	$43.22	$28.39	$15.70	$28.15

Class K
Net assets	—	$2,495,022	—	—	—

Shares outstanding[1]	—	49,583	—	—	—

Net asset value	—	$50.32	—	—	—

Class R
Net assets	$8,343,310	$172,640,126	—	$6,053,587	—

Shares outstanding[1]	583,993	3,633,437	—	332,358	—

Net asset value	$14.29	$47.51	—	$18.21	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	47

Statements of Operations

Year Ended September 30, 2016	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$5,032,732	$64,834,386	$20,929,652	$1,967,611	$20,395,701
Dividends — affiliated	15,550	681,462	163,151	9,785	151,784
Interest	18,464	7,856	5,712	166	56
Securities lending — affiliated — net	682	456,293	38,733	240,453	292,342
Foreign taxes withheld	(316,304)	(682,215)	(2,039,766)	(94,863)	(8,238)

Total income	4,751,124	65,297,782	19,097,482	2,123,152	20,831,645

Expenses
Investment advisory	2,400,941	38,671,883	8,672,777	2,602,137	12,358,526
Service and distribution — class specific	882,506	19,634,945	1,868,037	941,475	2,900,591
Transfer agent — class specific	412,831	8,048,851	1,345,171	634,286	1,968,551
Administration	113,378	2,033,598	359,408	122,879	531,604
Administration — class specific	53,403	1,136,468	173,652	57,805	263,762
Accounting services	73,557	1,168,796	218,334	79,146	236,934
Professional	69,687	171,559	87,895	82,099	72,086
Registration	61,041	228,540	82,032	74,037	92,886
Custodian	47,079	223,230	87,484	33,615	68,449
Printing	27,361	199,575	79,906	29,239	64,007
Offering	—	16,242	—	—	—
Officer and Trustees	16,401	173,854	33,226	17,270	46,420
Miscellaneous	42,586	108,547	66,886	42,912	87,957
Recoupment of past waived fees	—	—	324	—	—
Recoupment of past waived and/or reimbursed fees — class specific	416	—	20,474	9,926	33,734

Total expenses	4,201,187	71,816,088	13,095,606	4,726,826	18,725,507
Less:
Fees waived by the Manager	(42,622)	(156,348)	(900,992)	(2,778)	(1,568,297)
Administration fees waived — class specific	(51,781)	—	(159,787)	(27,479)	(251,044)
Transfer agent fees waived — class specific	(11,137)	—	(21,327)	(10,104)	(27,005)
Transfer agent fees reimbursed — class specific	(305,795)	—	(580,106)	(17,319)	(1,116,995)

Total expenses	3,789,852	71,659,740	11,433,394	4,669,146	15,762,166

Net investment income (loss)	961,272	(6,361,958)	7,664,088	(2,545,994)	5,069,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated[1]	(2,725,193)	184,451,018	(12,641,920)	8,074,216	86,455,689
Capital gain distribution received from affiliated underlying funds	247	5,470	1,058	189	1,137
Options written	—	1,103,992	—	(837,680)	—
Futures contracts	—	—	6,411,943	—	—
Foreign currency transactions	2,537,022	8,572,195	22,586,602	790,807	—

	(187,924)	194,132,675	16,357,683	8,027,532	86,456,826

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated[2]	19,934,938	214,972,391	38,293,218	53,058,693	22,902,573
Investments — affiliated	—	—	—	—	(15,018,164)
Options written.	—	(48,473)	—	(294,458)	—
Foreign currency translations	(59,747)	(3,387,860)	20,169	(789,829)	—

	19,875,191	211,536,058	38,313,387	51,974,406	7,884,409

Net realized and unrealized gain	19,687,267	405,668,733	54,671,070	60,001,938	94,341,235

Net Increase in Net Assets Resulting from Operations	$20,648,539	$399,306,775	$62,335,158	$57,455,944	$99,410,714

[1]	Net of ($ 4,232) foreign capital gain tax for Science & Technology Opportunities
[2]	Net of ($ 141,638) foreign capital gain tax for Science & Technology Opportunities

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income (loss)	$961,272	$800,951	$(6,361,958)	$(14,511,920)
Net realized gain (loss)	(187,924)	8,428,592	194,132,675	605,727,860
Net change in unrealized appreciation (depreciation)	19,875,191	(21,846,411)	211,536,058	(166,091,445)

Net increase (decrease) in net assets resulting from operations	20,648,539	(12,616,868)	399,306,775	425,124,495

Distributions to Shareholders[1]
From net investment income:
Institutional	(619,605)	(1,182,326)	(22,298,254)	(3,636,340)
Service	—	—	(478,881)	(7,864)
Investor A	(899,321)	(2,755,653)	(37,514,609)	(969,029)
Investor B	—	—	(29,351)	—
Investor C	(16,130)	(299,620)	(11,253,614)	—
Class R	(2,834)	(109,637)	(1,841,924)	—
From net realized gain:
Institutional	—	—	(156,511,804)	(81,656,296)
Service	—	—	(3,892,637)	(2,189,953)
Investor A	—	—	(304,226,033)	(152,909,044)
Investor B	—	—	(1,169,065)	(1,328,583)
Investor C	—	—	(138,472,716)	(61,611,824)
Class R	—	—	(16,680,004)	(5,828,156)

Decrease in net assets resulting from distributions to shareholders	(1,537,890)	(4,347,236)	(694,368,892)	(310,137,089)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(33,305,733)	(30,384,098)	183,180,276	1,441,555,085

Net Assets
Total increase (decrease) in net assets	(14,195,084)	(47,348,202)	(111,881,841)	1,556,542,491
Beginning of year	272,132,551	319,480,753	5,701,295,068	4,144,752,577

End of year	$257,937,467	$272,132,551	$5,589,413,227	$5,701,295,068

Undistributed (distributions in excess of) net investment income (loss), end of year	$1,848,762	$(539,146)	$(790,254)	$59,683,600

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	49

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015	2016	2015

Operations
Net investment income (loss)	$7,664,088	$6,396,395	$(2,545,994)	$(2,279,957)	$5,069,479	$(1,165,928)
Net realized gain (loss)	16,357,683	(1,869,106)	8,027,532	12,543,641	86,456,826	114,981,354
Net change in unrealized appreciation (depreciation)	38,313,387	(95,409,644)	51,974,406	5,253,250	7,884,409	(76,389,035)

Net increase (decrease) in net assets resulting from operations	62,335,158	(90,882,355)	57,455,944	15,516,934	99,410,714	37,426,391

Distributions to Shareholders[1]
From net investment income:
Institutional	(830,904)	(14,511,733)	—	—	—	—
Service	—	(656,317)	—	—	—	—
Investor A	—	(13,763,636)	—	—	—	—
Investor B	—	(46,719)	—	—	—	—
Investor C	—	(2,388,654)	—	—	—	—
From net realized gain:
Institutional	—	(58,313,800)	—	—	(58,975,801)	(119,058,466)
Service	—	(2,959,800)	—	—	(2,251,232)	(4,386,545)
Investor A	—	(62,289,732)	—	—	(33,477,630)	(63,008,538)
Investor B	—	(313,351)	—	—	(648,243)	(1,680,434)
Investor C	—	(14,061,426)	—	—	(19,472,522)	(34,791,330)

Decrease in net assets resulting from distributions to shareholders	(830,904)	(169,305,168)	—	—	(114,825,428)	(222,925,313)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(224,401,652)	(343,132,942)	19,892,326	19,308,554	(124,502,959)	72,080,757

Net Assets
Total increase (decrease) in net assets	(162,897,398)	(603,320,465)	77,348,270	34,825,488	(139,917,673)	(113,418,165)
Beginning of year	957,352,577	1,560,673,042	246,832,103	212,006,615	1,405,585,192	1,519,003,357

End of year	$794,455,179	$957,352,577	$324,180,373	$246,832,103	$1,265,667,519	$1,405,585,192

Undistributed (distributions in excess of) net investment income (loss), end of year	$26,517,098	$(8,230,452)	$(1,498,928)	$(2,264,537)	$4,525,770	$(100,605)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$13.34	$14.19	$13.42	$11.11	$9.32

Net investment income[1]	0.09	0.09	0.12	0.10	0.14
Net realized and unrealized gain (loss)	1.18	(0.69)	0.65	2.36	1.67

Net increase (decrease) from investment operations	1.27	(0.60)	0.77	2.46	1.81

Distributions from net investment income[2]	(0.11)	(0.25)	—	(0.15)	(0.02)

Net asset value, end of year	$14.50	$13.34	$14.19	$13.42	$11.11

Total Return[3]
Based on net asset value	9.60%	(4.28)%	5.74%	22.40%	19.45%

Ratios to Average Net Assets
Total expenses	1.21%	1.21%	1.20%	1.22%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%	1.06%	1.06%	1.06%	1.06%

Net investment income	0.68%	0.62%	0.82%	0.83%	1.35%

Supplemental Data
Net assets, end of year (000)	$52,490	$57,826	$61,601	$63,182	$54,448

Portfolio turnover rate	67%	64%	99%	149%	122%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	51

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$13.20	$14.04	$13.32	$11.02	$9.26

Net investment income[1]	0.06	0.05	0.08	0.07	0.11
Net realized and unrealized gain (loss)	1.16	(0.68)	0.64	2.35	1.66

Net increase (decrease) from investment operations	1.22	(0.63)	0.72	2.42	1.77

Distributions from net investment income[2]	(0.07)	(0.21)	—	(0.12)	(0.01)

Net asset value, end of year	$14.35	$13.20	$14.04	$13.32	$11.02

Total Return[3]
Based on net asset value	9.30%	(4.55)%	5.41%	22.14%	19.16%

Ratios to Average Net Assets
Total expenses	1.49%	1.48%	1.46%	1.48%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.33%	1.33%	1.33%	1.33%

Net investment income	0.46%	0.35%	0.56%	0.56%	1.06%

Supplemental Data
Net assets, end of year (000)	$153,886	$163,932	$191,653	$202,343	$195,961

Portfolio turnover rate	67%	64%	99%	149%	122%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$12.74	$13.54	$12.94	$10.71	$9.06

Net investment income (loss)[1]	(0.05)	(0.06)	(0.03)	(0.03)	0.03
Net realized and unrealized gain (loss)	1.12	(0.66)	0.63	2.28	1.62

Net increase (decrease) from investment operations	1.07	(0.72)	0.60	2.25	1.65

Distributions from net investment income[2]	(0.00)[3]	(0.08)	—	(0.02)	—

Net asset value, end of year	$13.81	$12.74	$13.54	$12.94	$10.71

Total Return[4]
Based on net asset value	8.44%	(5.32)%	4.64%	21.07%	18.21%

Ratios to Average Net Assets
Total expenses	2.27%[5]	2.27%	2.24%	2.28%	2.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%	2.14%	2.14%	2.14%	2.14%

Net investment income (loss)	(0.35)%	(0.47)%	(0.25)%	(0.25)%	0.26%

Supplemental Data
Net assets, end of year (000)	$43,218	$42,066	$51,845	$55,494	$54,332

Portfolio turnover rate	67%	64%	99%	149%	122%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	53

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$13.12	$13.94	$13.28	$10.99	$9.26

Net investment income (loss)[1]	0.01	(0.01)	0.02	0.02	0.08
Net realized and unrealized gain (loss)	1.16	(0.68)	0.64	2.35	1.65

Net increase (decrease) from investment operations	1.17	(0.69)	0.66	2.37	1.73

Distributions from net investment income[2]	(0.00)[3]	(0.13)	—	(0.08)	(0.00)[3]

Net asset value, end of year	$14.29	$13.12	$13.94	$13.28	$10.99

Total Return[4]
Based on net asset value	8.96%	(4.95)%	4.97%	21.71%	18.72%

Ratios to Average Net Assets
Total expenses	1.83%[5]	1.81%[5]	1.81%[5]	1.81%[6]	1.80%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%	1.72%	1.72%	1.72%	1.65%

Net investment income (loss)	0.08%	(0.07)%	0.17%	0.18%	0.74%

Supplemental Data
Net assets, end of year (000)	$8,343	$8,308	$12,483	$14,371	$14,704

Portfolio turnover rate	67%	64%	99%	149%	122%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.80% and 1.79%, respectively.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$52.51	$50.07	$43.24	$34.62	$28.77

Net investment income[1]	0.13	0.05	0.09	0.20	0.15
Net realized and unrealized gain	3.87	5.96	10.94	10.82	7.26

Net increase from investment operations	4.00	6.01	11.03	11.02	7.41

Distributions:[2]
From net investment income	(0.77)	(0.15)	(0.15)	(0.18)	—
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.56)

Total distributions	(6.21)	(3.57)	(4.20)	(2.40)	(1.56)

Net asset value, end of year	$50.30	$52.51	$50.07	$43.24	$34.62

Total Return[3]
Based on net asset value	7.99%	12.25%	27.74%	34.07%	27.06%

Ratios to Average Net Assets
Total expenses	0.90%[4]	0.88%	0.91%	0.94%	0.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%[4]	0.88%	0.91%	0.94%	0.98%

Net investment income	0.25%[4]	0.09%	0.20%	0.54%	0.47%

Supplemental Data
Net assets, end of year (000)	$1,544,880	$1,513,269	$1,141,938	$748,148	$473,193

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	55

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$50.77	$48.51	$42.02	$33.72	$28.05

Net investment income (loss)[1]	(0.01)	(0.10)	(0.04)	0.09	0.05
Net realized and unrealized gain	3.74	5.79	10.61	10.53	7.10

Net increase from investment operations	3.73	5.69	10.57	10.62	7.15

Distributions:[2]
From net investment income	(0.67)	(0.01)	(0.03)	(0.10)	—
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.48)

Total distributions	(6.11)	(3.43)	(4.08)	(2.32)	(1.48)

Net asset value, end of year	$48.39	$50.77	$48.51	$42.02	$33.72

Total Return[3]
Based on net asset value	7.69%	11.95%	27.36%	33.68%	26.73%

Ratios to Average Net Assets
Total expenses	1.17%[4]	1.16%	1.21%	1.23%	1.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%[4]	1.15%	1.20%	1.23%	1.28%

Net investment income (loss)	(0.03)%[4]	(0.19)%	(0.08)%	0.25%	0.18%

Supplemental Data
Net assets, end of year (000)	$31,917	$35,583	$30,139	$23,035	$14,921

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$50.61	$48.38	$41.92	$33.64	$28.00

Net investment income (loss)[1]	(0.01)	(0.10)	(0.03)	0.09	0.05
Net realized and unrealized gain	3.73	5.77	10.57	10.51	7.07

Net increase from investment operations	3.72	5.67	10.54	10.60	7.12

Distributions:[2]
From net investment income	(0.67)	(0.02)	(0.03)	(0.10)	—
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.48)

Total distributions	(6.11)	(3.44)	(4.08)	(2.32)	(1.48)

Net asset value, end of year	$48.22	$50.61	$48.38	$41.92	$33.64

Total Return[3]
Based on net asset value	7.70%	11.94%	27.37%	33.73%	26.68%

Ratios to Average Net Assets
Total expenses	1.18%[4]	1.16%	1.19%	1.22%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.18%[4]	1.15%	1.19%	1.21%	1.28%

Net investment income (loss)	(0.03)%[4]	(0.19)%	(0.07)%	0.26%	0.17%

Supplemental Data
Net assets, end of year (000)	$2,701,948	$2,827,428	$2,051,816	$1,641,026	$1,018,429

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	57

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$46.82	$44.84	$38.99	$31.46	$26.26

Net investment loss[1]	(0.37)	(0.48)	(0.34)	(0.17)	(0.17)
Net realized and unrealized gain	3.46	5.37	9.83	9.79	6.63

Net increase from investment operations	3.09	4.89	9.49	9.62	6.46

Distributions:[2]
From net investment income	(0.14)	—	—	—	—
From net realized gain	(5.44)	(2.91)	(3.64)	(2.09)	(1.26)

Total distributions	(5.58)	(2.91)	(3.64)	(2.09)	(1.26)

Net asset value, end of year	$44.33	$46.82	$44.84	$38.99	$31.46

Total Return[3]
Based on net asset value	6.85%	11.06%	26.40%	32.63%	25.70%

Ratios to Average Net Assets
Total expenses	1.98%[4]	1.95%	1.98%	2.02%	2.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.98%[4]	1.95%	1.98%	2.02%	2.07%

Net investment loss	(0.85)%[4]	(0.98)%	(0.85)%	(0.51)%	(0.59)%

Supplemental Data
Net assets, end of year (000)	$5,482	$11,016	$23,321	$39,048	$40,452

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$46.05	$44.36	$38.77	$31.34	$26.18

Net investment loss[1]	(0.32)	(0.45)	(0.32)	(0.16)	(0.16)
Net realized and unrealized gain	3.37	5.31	9.74	9.74	6.62

Net increase from investment operations	3.05	4.86	9.42	9.58	6.46

Distributions:[2]
From net investment income	(0.44)	—	—	(0.00)[3]	—
From net realized gain	(5.44)	(3.17)	(3.83)	(2.15)	(1.30)

Total distributions	(5.88)	(3.17)	(3.83)	(2.15)	(1.30)

Net asset value, end of year	$43.22	$46.05	$44.36	$38.77	$31.34

Total Return[4]
Based on net asset value	6.92%	11.14%	26.46%	32.71%	25.80%

Ratios to Average Net Assets
Total expenses	1.90%[5]	1.88%	1.91%	1.95%	2.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.90%[5]	1.87%	1.91%	1.95%	2.01%

Net investment loss	(0.75)%[5]	(0.90)%	(0.80)%	(0.48)%	(0.55)%

Supplemental Data
Net assets, end of year (000)	$1,130,051	$1,167,437	$822,928	$596,123	$384,910

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	59

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

Class K
Period June 8, 2016[1] to September 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$49.82

Net investment income[2]	0.09
Net realized and unrealized gain	0.41

Net increase from investment operations	0.50

Distributions from net investment income[3]	—

Net asset value, end of period	$50.32

Total Return[4]
Based on net asset value	1.00%[5]

Ratios to Average Net Assets
Total expenses	0.82%[6,7]

Total expenses after fees waived and/or reimbursed	0.82%[6,7]

Net investment income	0.54%[6,7]

Supplemental Data
Net assets, end of period (000)	$2,495

Portfolio turnover rate[8]	50%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$50.04	$47.94	$41.62	$33.46	$28.00

Net investment loss[1]	(0.17)	(0.26)	(0.17)	(0.03)	(0.07)
Net realized and unrealized gain	3.68	5.72	10.52	10.43	7.05

Net increase from investment operations	3.51	5.46	10.35	10.40	6.98

Distributions:[2]
From net investment income	(0.60)	—	—	(0.02)	—
From net realized gain	(5.44)	(3.36)	(4.03)	(2.22)	(1.52)

Total distributions	(6.04)	(3.36)	(4.03)	(2.24)	(1.52)

Net asset value, end of year	$47.51	$50.04	$47.94	$41.62	$33.46

Total Return[3]
Based on net asset value	7.33%	11.59%	27.05%	33.21%	26.17%

Ratios to Average Net Assets
Total expenses	1.51%[4]	1.46%	1.49%	1.55%[5]	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.51%[4]	1.45%	1.49%	1.55%	1.68%

Net investment loss	(0.35)%[4]	(0.48)%	(0.38)%	(0.09)%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$172,640	$146,562	$74,611	$31,319	$14,613

Portfolio turnover rate	50%	50%	57%	94%	135%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.54%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	61

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$31.10	$38.51	$38.58	$32.82	$28.37

Net investment income[1]	0.36	0.27	0.48	0.48	0.56
Net realized and unrealized gain (loss)	2.18	(3.05)	(0.38)	5.84	4.49

Net increase (decrease) from investment operations	2.54	(2.78)	0.10	6.32	5.05

Distributions:[2]
From net investment income	(0.06)	(0.92)	(0.07)	(0.56)	(0.60)
From net realized gain	—	(3.71)	(0.10)	—	—

Total distributions	(0.06)	(4.63)	(0.17)	(0.56)	(0.60)

Net asset value, end of year	$33.58	$31.10	$38.51	$38.58	$32.82

Total Return[3]
Based on net asset value	8.20%	(7.60)%	0.25%	19.50%	18.08%

Ratios to Average Net Assets
Total expenses	1.26%[4,5]	1.27%	1.22%	1.23%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%[4]	1.14%	1.19%	1.23%	1.29%

Net investment income	1.15%[4]	0.77%	1.19%	1.34%	1.83%

Supplemental Data
Net assets, end of year (000)	$353,512	$424,099	$730,062	$775,659	$798,205

Portfolio turnover rate	47%	66%	138%	157%	99%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$29.72	$37.01	$37.16	$31.62	$27.34

Net investment income[1]	0.23	0.17	0.34	0.26	0.39
Net realized and unrealized gain (loss)	2.10	(2.93)	(0.34)	5.67	4.33

Net increase (decrease) from investment operations	2.33	(2.76)	0.00	5.93	4.72

Distributions:[2]
From net investment income	—	(0.82)	(0.05)	(0.39)	(0.44)
From net realized gain	—	(3.71)	(0.10)	—	—

Total distributions	—	(4.53)	(0.15)	(0.39)	(0.44)

Net asset value, end of year	$32.05	$29.72	$37.01	$37.16	$31.62

Total Return[3]
Based on net asset value	7.84%	(7.86)%	(0.03)%	18.93%	17.48%

Ratios to Average Net Assets
Total expenses	1.54%[4,5]	1.53%[6]	1.51%[6]	1.71%[4]	1.90%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[5]	1.42%	1.48%	1.71%	1.80%

Net investment income	0.76%[5]	0.51%	0.87%	0.76%	1.31%

Supplemental Data
Net assets, end of year (000)	$12,706	$19,269	$30,049	$40,885	$47,598

Portfolio turnover rate	47%	66%	138%	157%	99%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratio would have been 1.53% and 1.60%, respectively.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	63

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$29.38	$36.64	$36.80	$31.33	$27.10

Net investment income[1]	0.24	0.15	0.33	0.35	0.45
Net realized and unrealized gain (loss)	2.06	(2.88)	(0.34)	5.59	4.30

Net increase (decrease) from investment operations	2.30	(2.73)	(0.01)	5.94	4.75

Distributions:[2]
From net investment income	—	(0.82)	(0.05)	(0.47)	(0.52)
From net realized gain	—	(3.71)	(0.10)	—	—

Total distributions	—	(4.53)	(0.15)	(0.47)	(0.52)

Net asset value, end of year	$31.68	$29.38	$36.64	$36.80	$31.33

Total Return[3]
Based on net asset value	7.83%	(7.87)%	(0.06)%	19.16%	17.74%

Ratios to Average Net Assets
Total expenses	1.57%[4,5]	1.58%[5]	1.53%	1.52%	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39%[4]	1.46%	1.50%	1.52%	1.57%

Net investment income	0.81%[4]	0.44%	0.86%	1.02%	1.52%

Supplemental Data
Net assets, end of year (000)	$350,855	$415,805	$662,683	$753,074	$692,445

Portfolio turnover rate	47%	66%	138%	157%	99%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2016.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$26.87	$33.89	$34.27	$29.15	$25.18

Net investment income (loss)[1]	(0.05)	(0.12)	(0.04)	0.02	0.16
Net realized and unrealized gain (loss)	1.90	(2.64)	(0.24)	5.25	4.03

Net increase (decrease) from investment operations	1.85	(2.76)	(0.28)	5.27	4.19

Distributions:[2]
From net investment income	—	(0.55)	—	(0.15)	(0.22)
From net realized gain	—	(3.71)	(0.10)	—	—

Total distributions	—	(4.26)	(0.10)	(0.15)	(0.22)

Net asset value, end of year	$28.72	$26.87	$33.89	$34.27	$29.15

Total Return[3]
Based on net asset value	6.88%	(8.65)%	(0.84)%	18.15%	16.72%

Ratios to Average Net Assets
Total expenses	2.58%[4,5]	2.48%	2.39%	2.40%	2.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.26%[4]	2.31%	2.29%	2.40%	2.41%

Net investment income (loss)	(0.17)%[4]	(0.38)%	(0.12)%	0.06%	0.60%

Supplemental Data
Net assets, end of year (000)	$751	$1,845	$3,058	$6,507	$10,813

Portfolio turnover rate	47%	66%	138%	157%	99%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the ratio would have been 2.57%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	65

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$26.52	$33.56	$33.93	$28.91	$24.98

Net investment income (loss)[1]	0.02	(0.07)	0.04	0.07	0.20
Net realized and unrealized gain (loss)	1.85	(2.63)	(0.31)	5.17	3.98

Net increase (decrease) from investment operations	1.87	(2.70)	(0.27)	5.24	4.18

Distributions:[2]
From net investment income	—	(0.63)	—	(0.22)	(0.25)
From net realized gain	—	(3.71)	(0.10)	—	—

Total distributions	—	(4.34)	(0.10)	(0.22)	(0.25)

Net asset value, end of year	$28.39	$26.52	$33.56	$33.93	$28.91

Total Return[3]
Based on net asset value	7.05%	(8.56)%	(0.82)%	18.25%	16.83%

Ratios to Average Net Assets
Total expenses	2.35%[4,5]	2.32%	2.27%	2.30%	2.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.13%[4]	2.20%	2.23%	2.30%	2.34%

Net investment income (loss)	0.07%[4]	(0.24)%	0.11%	0.24%	0.73%

Supplemental Data
Net assets, end of year (000)	$76,630	$96,334	$134,821	$148,136	$148,910

Portfolio turnover rate	47%	66%	138%	157%	99%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$15.61	$14.37	$12.27	$10.01	$8.61

Net investment loss[1]	(0.08)	(0.09)	(0.10)	(0.03)	(0.06)
Net realized and unrealized gain	3.65	1.33	2.20	2.29	1.46

Net increase from investment operations	3.57	1.24	2.10	2.26	1.40

Net asset value, end of year	$19.18	$15.61	$14.37	$12.27	$10.01

Total Return[2]
Based on net asset value	22.87%	8.63%	17.11%	22.58%	16.26%

Ratios to Average Net Assets
Total expenses	1.27%	1.31%[3]	1.36%	1.50%[4]	1.45%[4]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.23%	1.27%	1.29%	1.36%	1.39%

Net investment loss	(0.49)%	(0.58)%	(0.74)%	(0.34)%	(0.63)%

Supplemental Data
Net assets, end of year (000)	$78,179	$57,306	$53,922	$36,218	$34,022

Portfolio turnover rate	84%	78%	99%	86%	320%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.49% and 1.44%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	67

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$14.96	$13.80	$11.81	$9.66	$8.32

Net investment loss[1]	(0.12)	(0.12)	(0.13)	(0.05)	(0.08)
Net realized and unrealized gain	3.50	1.28	2.12	2.20	1.42

Net increase from investment operations	3.38	1.16	1.99	2.15	1.34

Net asset value, end of year	$18.34	$14.96	$13.80	$11.81	$9.66

Total Return[2]
Based on net asset value	22.59%	8.41%	16.85%	22.26%	16.11%

Ratios to Average Net Assets
Total expenses	1.49%	1.48%[3]	1.50%	1.56%[4]	1.57%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49%	1.48%	1.46%	1.56%	1.57%

Net investment loss	(0.74)%	(0.77)%	(0.93)%	(0.54)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$2,583	$1,527	$1,297	$869	$944

Portfolio turnover rate	84%	78%	99%	86%	320%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2012, the ratio would have been 1.45% and 1.56%, respectively.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$14.68	$13.55	$11.61	$9.51	$8.21

Net investment loss[1]	(0.13)	(0.13)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gain	3.43	1.26	2.08	2.16	1.39

Net increase from investment operations	3.30	1.13	1.94	2.10	1.30

Net asset value, end of year	$17.98	$14.68	$13.55	$11.61	$9.51

Total Return[2]
Based on net asset value	22.48%	8.34%	16.71%	22.08%	15.84%

Ratios to Average Net Assets
Total expenses	1.56%[3]	1.60%[3]	1.64%[3]	1.72%[4]	1.72%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.55%	1.59%	1.61%	1.70%	1.71%

Net investment loss	(0.81)%	(0.90)%	(1.07)%	(0.67)%	(0.95)%

Supplemental Data
Net assets, end of year (000)	$180,658	$140,951	$118,814	$97,437	$106,466

Portfolio turnover rate	84%	78%	99%	86%	320%

[1]	Based on average shares outstanding.

[2]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2012
Expense ratios	1.55%	1.57%	1.63%	1.70%

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	69

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$12.92	$12.03	$10.39	$8.58	$7.47

Net investment loss[1]	(0.22)	(0.23)	(0.22)	(0.14)	(0.15)
Net realized and unrealized gain	3.00	1.12	1.86	1.95	1.26

Net increase from investment operations	2.78	0.89	1.64	1.81	1.11

Net asset value, end of year	$15.70	$12.92	$12.03	$10.39	$8.58

Total Return[2]
Based on net asset value	21.52%	7.40%	15.78%	21.10%	14.86%

Ratios to Average Net Assets
Total expenses	2.35%[3]	2.40%[4]	2.46%[4]	2.58%[3]	2.60%[4]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.35%	2.40%	2.44%	2.57%	2.60%

Net investment loss	(1.61)%	(1.71)%	(1.90)%	(1.56)%	(1.84)%

Supplemental Data
Net assets, end of year (000)	$56,707	$41,989	$32,194	$28,234	$26,543

Portfolio turnover rate	84%	78%	99%	86%	320%

[1]	Based on average shares outstanding.

[2]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2015	2014	2012
Expense ratios	2.39%	2.45%	2.59%

See Notes to Financial Statements.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$14.92	$13.81	$11.86	$9.74	$8.43

Net investment loss[1]	(0.17)	(0.18)	(0.18)	(0.09)	(0.12)
Net realized and unrealized gain	3.46	1.29	2.13	2.21	1.43

Net increase from investment operations	3.29	1.11	1.95	2.12	1.31

Net asset value, end of year	$18.21	$14.92	$13.81	$11.86	$9.74

Total Return[2]
Based on net asset value	22.05%	8.04%	16.44%	21.77%	15.54%

Ratios to Average Net Assets
Total expenses	1.85%[3]	1.86%[3]	1.91%[3]	1.97%[4]	2.00%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.83%	1.85%	1.89%	1.93%	1.99%

Net investment loss	(1.09)%	(1.16)%	(1.35)%	(0.92)%	(1.23)%

Supplemental Data
Net assets, end of year (000)	$6,054	$5,060	$4,195	$4,555	$4,329

Portfolio turnover rate	84%	78%	99%	86%	320%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2012
Expense ratios	1.84%	1.83%	1.89%	1.99%

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	71

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$37.71	$42.91	$45.82	$36.42	$33.86

Net investment income (loss)[1]	0.24	0.09	(0.07)	0.11	0.19
Net realized and unrealized gain	2.81	0.89	6.49	10.41	6.31

Net increase from investment operations	3.05	0.98	6.42	10.52	6.50

Distributions:[2]
From net investment income	—	—	—	(0.33)	—
From net realized gains	(2.92)	(6.18)	(9.33)	(0.79)	(3.94)

Total distributions	(2.92)	(6.18)	(9.33)	(1.12)	(3.94)

Net asset value, end of year	$37.84	$37.71	$42.91	$45.82	$36.42

Total Return[3]
Based on net asset value	8.64%	2.21%	16.28%	29.79%	20.40%

Ratios to Average Net Assets
Total expenses	1.19%[4]	1.33%	1.34%[5]	1.37%	1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%[4]	0.91%	0.94%	1.01%	1.03%

Net investment income (loss)	0.67%[4]	0.22%	(0.17)%	0.28%	0.52%

Supplemental Data
Net assets, end of year (000)	$686,845	$768,068	$732,297	$676,540	$1,294,928

Portfolio turnover rate	72%	64%	66%	82%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$35.80	$40.51	$43.72	$34.71	$32.44

Net investment income (loss)[1]	0.09	(0.11)	(0.23)	(0.09)	0.02
Net realized and unrealized gain	2.64	0.89	6.16	9.98	6.03

Net increase from investment operations	2.73	0.78	5.93	9.89	6.05

Distributions:[2]
From net investment income	—	—	—	(0.09)	—
From net realized gains	(2.92)	(5.49)	(9.14)	(0.79)	(3.78)

Total distributions	(2.92)	(5.49)	(9.14)	(0.88)	(3.78)

Net asset value, end of year	$35.61	$35.80	$40.51	$43.72	$34.71

Total Return[3]
Based on net asset value	8.18%	1.80%	15.82%	29.26%	19.80%

Ratios to Average Net Assets
Total expenses	1.43%[4,5]	1.68%[4]	1.59%[6]	1.61%	1.62%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[5]	1.31%	1.34%	1.45%	1.51%

Net investment income (loss)	0.27%[5]	(0.28)%	(0.57)%	(0.22)%	0.05%

Supplemental Data
Net assets, end of year (000)	$24,305	$27,489	$140,498	$155,414	$159,939

Portfolio turnover rate	72%	64%	66%	82%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the ratio would have been 1.30% and 1.67%, respectively.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	73

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$34.74	$39.96	$43.23	$34.30	$32.08

Net investment income (loss)[1]	0.09	(0.07)	(0.23)	(0.09)	0.01
Net realized and unrealized gain	2.56	0.85	6.09	9.86	5.97

Net increase from investment operations	2.65	0.78	5.86	9.77	5.98

Distributions:[2]
From net investment income	—	—	—	(0.05)	—
From net realized gains	(2.92)	(6.00)	(9.13)	(0.79)	(3.76)

Total distributions	(2.92)	(6.00)	(9.13)	(0.84)	(3.76)

Net asset value, end of year	$34.47	$34.74	$39.96	$43.23	$34.30

Total Return[3]
Based on net asset value	8.20%	1.82%	15.83%	29.19%	19.82%

Ratios to Average Net Assets
Total expenses	1.47%[4]	1.60%[5]	1.61%[5]	1.63%[6]	1.62%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[4]	1.31%	1.34%	1.47%	1.51%

Net investment income (loss)	0.27%[4]	(0.18)%	(0.58)%	(0.23)%	0.03%

Supplemental Data
Net assets, end of year (000)	$377,271	$404,123	$423,779	$512,224	$610,343

Portfolio turnover rate	72%	64%	66%	82%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 1.59% and 1.60%, respectively.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$29.10	$34.37	$38.39	$30.72	$29.11

Net investment loss[1]	(0.13)	(0.32)	(0.48)	(0.35)	(0.23)
Net realized and unrealized gain	2.10	0.75	5.31	8.79	5.39

Net increase from investment operations	1.97	0.43	4.83	8.44	5.16

Distributions from net realized gains[2]	(2.92)	(5.70)	(8.85)	(0.77)	(3.55)

Net asset value, end of year	$28.15	$29.10	$34.37	$38.39	$30.72

Total Return[3]
Based on net asset value	7.38%	1.01%	14.90%	28.19%	18.87%

Ratios to Average Net Assets
Total expenses	2.26%[4,5]	2.38%[6]	2.39%[6]	2.43%[6]	2.42%[4]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%[5]	2.10%	2.14%	2.26%	2.30%

Net investment loss	(0.49)%[5]	(1.00)%	(1.37)%	(1.04)%	(0.74)%

Supplemental Data
Net assets, end of year (000)	$3,997	$7,145	$10,935	$13,107	$12,833

Portfolio turnover rate	72%	64%	66%	82%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2015	2014	2013
Expense ratios	2.37%	2.37%	2.42%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	75

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$29.10	$34.43	$38.44	$30.75	$29.11

Net investment loss[1]	(0.13)	(0.30)	(0.46)	(0.33)	(0.21)
Net realized and unrealized gain	2.10	0.74	5.32	8.79	5.39

Net increase from investment operations	1.97	0.44	4.86	8.46	5.18

Distributions from net realized gains[2]	(2.92)	(5.77)	(8.87)	(0.77)	(3.54)

Net asset value, end of year	$28.15	$29.10	$34.43	$38.44	$30.75

Total Return[3]
Based on net asset value	7.38%	1.03%	14.97%	28.22%	18.94%

Ratios to Average Net Assets
Total expenses	2.20%[4,5]	2.32%[4]	2.33%[6]	2.38%	2.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%[5]	2.06%	2.09%	2.22%	2.25%

Net investment loss	(0.47)%[5]	(0.93)%	(1.32)%	(0.98)%	(0.69)%

Supplemental Data
Net assets, end of year (000)	$173,249	$198,760	$211,493	$212,162	$226,350

Portfolio turnover rate	72%	64%	66%	82%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.32%.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Opportunities Portfolio	Global Opportunities	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Non-diversified
BlackRock International Opportunities Portfolio	International Opportunities	Diversified
BlackRock Science & Technology Opportunities Portfolio	Science & Technology Opportunities	Diversified
BlackRock U.S. Opportunities Portfolio	U.S. Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor B Shares are available only through exchanges, dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and

BLACKROCK FUNDS	SEPTEMBER 30, 2016	77

Notes to Financial Statements (continued)

discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

78	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

BLACKROCK FUNDS	SEPTEMBER 30, 2016	79

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

80	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]

State Street Bank and Trust Co.	$2,037	$(2,030)	$ 7

Total	$2,037	$(2,030)	$ 7

Health Sciences Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Citigroup Global Markets, Inc.	$ 2,448,047	$ (2,448,047)	—
Goldman Sachs & Co.	6,229,669	(6,229,669)	—
JP Morgan Securities LLC	800,806	(800,806)	—
Morgan Stanley	1,063,811	(1,063,811)	—
National Financial Services LLC	966,768	(966,768)	—

Total	$11,509,101	$(11,509,101)	—

Science & Technology Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Barclays Capital, Inc.	$ 82,521	$ (82,521)	—
Goldman Sachs & Co.	196,232	(196,232)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	76,600	(76,600)	—
Morgan Stanley	1,185,044	(1,185,044)	—
UBS Securities LLC	842,500	(842,500)	—

Total	$2,382,897	$(2,382,897)	—

U.S. Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]

Credit Suisse Securities (USA) LLC	$3,060,450	$(3,060,450)	—
State Street Bank and Trust Co.	22,689	(22,601)	88

Total	$3,083,139	$(3,083,051)	88

[1]

Cash collateral with a value of $2,030, $11,591,525, $2,454,786 and $3,097,601 has been received in connection with securities lending agreements for Global Opportunities, Health Sciences Opportunities, Science & Technology Opportunities and U.S. Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of September 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial

BLACKROCK FUNDS	SEPTEMBER 30, 2016	81

Notes to Financial Statements (continued)

margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin)”. Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contacts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is market to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangement: In order to better define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

82	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contacts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets at the following annual rates:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities[1]
First $1 Billion	0.900%	0.750%	1.000%	0.900%	0.950%
$1 Billion - $2 Billion	0.850%	0.700%	0.950%	0.850%	0.900%
$2 Billion - $3 Billion	0.800%	0.675%	0.900%	0.800%	0.875%
Greater than $3 Billion	0.750%	0.650%	0.850%	0.750%	0.850%

[1]	Effective October 1, 2015.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee.	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$395,900	—	$446,416	$40,190	$882,506
Health Sciences Opportunities	$85,500	$7,010,753	$81,431	$11,643,545	$813,716	$19,634,945
International Opportunities	$40,255	$945,526	$13,399	$868,857	—	$1,868,037
Science & Technology Opportunities	$4,388	$410,874	—	$500,187	$26,026	$941,475
U.S. Opportunities	$64,072	$955,794	$55,212	$1,825,513	—	$2,900,591

BLACKROCK FUNDS	SEPTEMBER 30, 2016	83

Notes to Financial Statements (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Global Opportunities	$11,195	—	$31,672	—	$8,928	—	$1,608	$53,403
Health Sciences Opportunities	$301,681	$6,840	$560,860	$1,628	$232,871	$39	$32,549	$1,136,468
International Opportunities	$77,144	$3,221	$75,642	$268	$17,377	—	—	$173,652
Science & Technology Opportunities	$13,540	$351	$32,870	—	$10,003	—	$1,041	$57,805
U.S. Opportunities	$144,558	$5,126	$76,464	$1,104	$36,510	—	—	$263,762

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived – class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Health Sciences Opportunities	$1,783	$54	$636	$2,473
International Opportunities	$80,035	$2,347	$3,682	$86,064
Science & Technology Opportunities	$12	—	$4,187	$4,199
U.S. Opportunities	$9,325	$104	$6,689	$16,118

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,853	—	$7,402	—	$1,464	—	$11,719
Health Sciences Opportunities	$16,185	$466	$104,034	$1,941	$33,656	$1,912	$158,194
International Opportunities	$2,216	—	$16,407	$358	$3,919	—	$22,900
Science & Technology Opportunities	$7,230	$49	$12,336	—	$4,291	—	$23,906
U.S. Opportunities	—	$143	$24,163	$449	$6,231	—	$30,986

84	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$69,493	—	$244,173	—	$79,622	$19,543	$412,831
Health Sciences Opportunities	$1,824,499	$49,828	$4,301,765	$16,511	$1,472,999	$383,249	$8,048,851
International Opportunities	$461,307	$23,137	$671,725	$5,740	$183,262	—	$1,345,171
Science & Technology Opportunities	$127,022	$2,683	$361,286	—	$130,044	$13,251	$634,286
U.S. Opportunities	$1,036,761	$143	$646,237	$11,393	$274,017	—	$1,968,551

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$3,761
Health Sciences Opportunities	$351,168
International Opportunities	$12,283
Science & Technology Opportunities	$31,985
U.S. Opportunities	$32,138

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Global Opportunities	$1,227	—	$591
Health Sciences Opportunities	$71,159	—	$190,467
International Opportunities	$4,610	—	$3,434
Science & Technology Opportunities	$3,032	—	$10,139
U.S. Opportunities	$6,690	$33	$5,853

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Institutional	1.06%	N/A	1.06%	1.23%	0.91%
Service	1.70%[1]	N/A	1.39%	1.55%	1.31%
Investor A	1.33%	N/A	1.39%	1.55%	1.31%
Investor B	N/A	N/A	2.26%	N/A	2.05%
Investor C	2.14%	N/A	2.13%	2.39%	2.05%
Class K	1.01%[1]	N/A	1.01%[1]	1.18%[1]	0.96%[1]
Class R	1.72%	N/A	1.95%[1]	1.84%	1.56%[1]

[1]	There were no shares outstanding as of September 30, 2016.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees, who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2016, the amounts included in fees waived by the Manager were as follows:

Global Opportunities	$38,936
International Opportunities	$867,279
U.S. Opportunities	$1,534,805

With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

Global Opportunities	$3,686
Health Sciences Opportunities	$156,348
International Opportunities	$33,713
Science & Technology Opportunities	$2,778
U.S. Opportunities	$33,492

In addition, the Manager has contractually agreed to waive 0.10% of International Opportunities’ investment advisory fee through January 31, 2017.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	85

Notes to Financial Statements (continued)

The amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$11,195	—	$30,899	—	$8,217	$1,470	$51,781
International Opportunities	$71,195	$2,381	$69,863	$254	$16,094	—	$159,787
Science & Technology Opportunities	$13,137	—	$13,693	—	$317	$332	$27,479
U.S. Opportunities	$144,558	—	$72,429	$1,038	$33,019	—	$251,044

Transfer Agent Fees Waived	Institutional	Investor A	Investor B	Investor C	Total
Global Opportunities	$2,853	$6,944	—	$1,340	$11,137
International Opportunities	$2,138	$15,207	$350	$3,632	$21,327
Science & Technology Opportunities	$5,846	$4,248	—	$10	$10,104
U.S. Opportunities	—	$21,777	$438	$4,790	$27,005

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$62,796	—	$195,656	—	$40,913	$6,430	$305,795
International Opportunities	$285,375	$5,759	$202,651	$2,316	$84,005	—	$580,106
Science & Technology Opportunities	$10,103	—	$6,766	—	—	$450	$17,319
U.S. Opportunities	$1,036,743	—	$56,066	$3,731	$20,455	—	$1,116,995

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	—	—	—	—	$212	$204	$416
International Opportunities	$324	$684	$784	$16,766	$136	$2,104	—	$20,798
Science & Technology Opportunities	—	—	—	$9,306	—	$319	$301	$9,926
U.S. Opportunities	—	—	$33,028	—	$298	$408	—	$33,734

On September 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2017	2018
Global Opportunities
Fund Level	$ 32,249	$ 38,936
Institutional	$ 87,544	$ 76,843
Investor A	$264,785	$233,499
Investor C	$ 57,189	$ 50,471
Class R	$ 8,830	$ 7,900

86	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Expiring September 30,
	2017	2018
International Opportunities
Fund Level	$1,211,972	$867,279
Institutional	$170,108	$358,708
Service	—	$8,140
Investor A	$85,790	$287,721
Investor B	$1,551	$2,920
Investor C	$26,716	$103,731
Science & Technology Opportunities
Institutional	$22,593	$29,087
Investor A	$1,464	$24,707
Investor C	—	$326
Class R	—	$782
U.S. Opportunities
Fund Level	$4,049,480	$1,534,805
Institutional	$1,423,563	$1,181,301
Service	$54,467	—
Investor A	$121,700	$150,272
Investor B	$2,373	$5,207
Investor C	$4,426	$58,264

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2016:

Global Opportunities
Fund Level	$6,998
Institutional	$86,621
Investor A	$267,938
Investor C	$53,694
Class R	$12,286
Science & Technology Opportunities
Institutional	$32,859
U.S. Opportunities
Fund Level	$3,593,356
Institutional	$1,207,230
Service	$2,384
Investor A	$154,724
Investor B	$1,545

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$170
Health Sciences Opportunities	$111,289
International Opportunities	$9,683
Science & Technology Opportunities	$59,431
U.S. Opportunities	$71,406

BLACKROCK FUNDS	SEPTEMBER 30, 2016	87

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2016, the purchase and sale transactions along with net realized gain (loss) from the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Health Sciences Opportunities	$9,250,894	—	—
International Opportunities	—	$ 748,355	$153,154
Science & Technology Opportunities	—	$1,395,623	$144,228
U.S. Opportunities	—	$4,938,695	$379,730

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$175,450,311	$2,716,677,655	$382,111,264	$261,043,903	$ 923,757,831
Sales	$203,702,733	$3,147,529,343	$568,325,531	$238,215,399	$1,117,142,123

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, the use of equalization, non-deductible expenses, income recognized from investments in partnerships and the characterization of corporate actions were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	$(5)	$45,649,126	—	$(2,525,028)	$8,093,281
Accumulated (distributions in excess of) net investment income (loss)	$2,964,526	$19,304,737	$27,914,366	$3,311,603	$(443,104)
Accumulated net realized gain (loss)	$(2,964,521)	$(64,953,863)	$(27,914,366)	$(786,575)	$(7,650,177)

88	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Global Opportunities	Health Sciences Opportunities[1]	International Opportunities	U.S. Opportunities[1]
Ordinary income
9/30/16	$1,537,890	$264,189,616	$830,904	—
9/30/15	$4,347,236	$154,613,254	$50,630,685	$53,948,624
Long-term capital gains
9/30/16	—	$430,634,780	—	$116,181,327
9/30/15	—	$155,523,835	$118,674,483	$168,976,689
Total
9/30/16	$1,537,890	$694,824,396	$830,904	$116,181,327
9/30/15	$4,347,236	$310,137,089	$169,305,168	$222,925,313

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	$3,291,131	—	$29,509,280	—	$4,525,770
Undistributed long-term capital gains	—	$82,442,006	—	$2,503,653	$69,052,226
Capital loss carryforwards	$(89,815,160)	—	$(22,310,905)	—	—
Net unrealized gains[1]	$35,831,588	$1,311,635,322	$73,648,022	$106,678,999	$282,322,066
Qualified late-year losses[2]	—	$(1,168,071)	—	$(1,750,862)	—
Total	$(50,692,441)	$1,392,909,257	$80,846,397	$107,431,790	$355,900,062

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and income recognized from investments in partnerships.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	International Opportunities
No expiration date[1]	$10,482,485	$22,310,905
2017	69,386,507	—
2018	9,946,168	—
2019	—	—
Total	$89,815,160	$22,310,905

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2016, Science & Technology Opportunities utilized capital loss carryforwards of $4,325,634.

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$223,215,392	$4,247,167,907	$709,789,493	$213,948,617	$1,012,161,140
Gross unrealized appreciation	$ 43,892,878	$1,377,341,275	$109,194,811	$109,207,556	$ 299,136,383
Gross unrealized depreciation	(8,056,931)	(65,657,347)	(35,532,077)	(1,389,191)	(16,814,318)
Net unrealized appreciation	$ 35,835,947	$1,311,683,928	$ 73,662,734	$107,818,365	$ 282,322,065

BLACKROCK FUNDS	SEPTEMBER 30, 2016	89

Notes to Financial Statements (continued)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

90	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of period end, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Internet Software & Services	8%	—
Banks	7	9%
Oil, Gas & Consumable Fuels	7	8
Beverages	5	6
Pharmaceuticals	—	7
Diversified Telecommunication Services	—	6
Other[1]	73	64

1 All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	91

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,774,461	$24,951,516	827,749	$11,831,773
Shares issued in reinvestment of distributions	37,297	508,272	73,078	999,712
Shares redeemed	(2,526,204)	(33,803,142)	(906,298)	(12,944,366)

Net decrease	(714,446)	$(8,343,354)	(5,471)	$(112,881)

Investor A
Shares received from conversion[1]	784,530	$10,772,178	38,840	$589,202
Shares sold and automatic conversion of shares	—	—	777,604	11,125,575
Shares issued in reinvestment of distributions	56,431	763,292	173,048	2,348,269
Shares redeemed	(2,538,452)	(34,098,010)	(2,219,039)	(31,484,248)

Net decrease	(1,697,491)	$(22,562,540)	(1,229,547)	$(17,421,202)

Investor B1
Shares sold			360	$5,006
Shares issued in reinvestment of distributions			—	—
Shares converted			(39,784)	(589,202)
Shares redeemed and automatic conversion of shares			(100,417)	(1,427,893)

Net decrease			(139,841)	$(2,012,089)

Investor C
Shares sold	930,206	$12,443,352	149,636	$2,060,652
Shares issued in reinvestment of distributions	1,052	14,004	19,855	261,484
Shares redeemed	(1,103,666)	(14,182,431)	(696,368)	(9,539,866)

Net decrease	(172,408)	$(1,725,075)	(526,877)	$(7,217,730)

Class R
Shares sold	125,598	$1,693,101	169,268	$2,410,349
Shares issued in reinvestment of distributions	206	2,834	8,103	109,637
Shares redeemed	(174,838)	(2,370,699)	(439,565)	(6,140,182)

Net decrease	(49,034)	$(674,764)	(262,194)	$(3,620,196)

Total Net Decrease	(2,633,379)	$(33,305,733)	(2,163,930)	$(30,384,098)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

92	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,409,064	$515,659,485	10,598,347	$591,158,089
Shares issued in reinvestment of distributions	3,460,085	168,713,067	1,580,161	80,367,007
Shares redeemed	(11,974,460)	(582,408,474)	(6,169,279)	(341,594,375)

Net increase	1,894,689	$101,964,078	6,009,229	$329,930,721

Service
Shares sold	168,130	$8,021,439	266,585	$14,485,671
Shares issued in reinvestment of distributions	92,877	4,366,134	44,544	2,194,689
Shares redeemed	(302,327)	(14,194,664)	(231,459)	(12,221,932)

Net increase (decrease)	(41,320)	$(1,807,091)	79,670	$4,458,428

Investor A
Shares sold and automatic conversion of shares	13,451,648	$640,242,358	22,984,796	$1,239,197,582
Shares issued in reinvestment of distributions	7,184,973	336,614,955	3,077,194	151,182,544
Shares redeemed	(20,463,909)	(960,462,633)	(12,607,433)	(673,998,801)

Net increase	172,712	$16,394,680	13,454,557	$716,381,325

Investor B
Shares sold	3,333	$137,848	12,945	$637,761
Shares issued in reinvestment of distributions	26,864	1,164,249	27,405	1,253,222
Shares redeemed and automatic conversion of shares	(141,775)	(6,129,880)	(325,128)	(16,025,824)

Net decrease	(111,578)	$(4,827,783)	(284,778)	$(14,134,841)

Investor C
Shares sold	3,508,502	$151,092,039	8,582,635	$423,883,409
Shares issued in reinvestment of distributions	3,425,363	144,652,080	1,315,606	59,149,655
Shares redeemed	(6,137,068)	(259,623,241)	(3,099,192)	(151,502,915)

Net increase	796,797	$36,120,878	6,799,049	$331,530,149

	Period June 8, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	49,724	$2,455,371
Shares redeemed	(141)	(7,000)

Net increase	49,583	$2,448,371

[1] Commencement of operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	93

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Health Sciences Opportunities (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	1,164,846	$54,434,719	1,729,889	$92,637,358
Shares issued in reinvestment of distributions	399,395	18,488,028	119,635	5,825,014
Shares redeemed	(859,575)	(40,035,604)	(477,240)	(25,073,069)

Net increase	704,666	$32,887,143	1,372,284	$73,389,303

Total Net Increase	3,465,549	$183,180,276	27,430,011	$1,441,555,085

At September 30, 2016, 4,014 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.
	Year Ended September 30, 2016		Year Ended September 30, 2015
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,517,793	$47,903,850	3,782,775	$130,744,925
Shares issued in reinvestment of distributions	25,343	794,003	2,003,498	64,292,313
Shares redeemed	(4,651,539)	(147,673,616)	(11,107,835)	(388,178,288)

Net decrease	(3,108,403)	$(98,975,763)	(5,321,562)	$(193,141,050)

Service
Shares sold	116,258	$3,489,055	207,882	$6,937,375
Shares issued in reinvestment of distributions	—	—	116,696	3,586,080
Shares redeemed	(368,118)	(11,045,403)	(488,278)	(15,925,505)

Net decrease	(251,860)	$(7,556,348)	(163,700)	$(5,402,050)

Investor A
Shares sold and automatic conversion of shares	1,759,445	$52,545,850	3,659,085	$119,062,183
Shares issued in reinvestment of distributions	—	—	2,461,234	74,796,935
Shares redeemed	(4,837,920)	(144,261,732)	(10,053,190)	(325,307,213)

Net decrease	(3,078,475)	$(91,715,882)	(3,932,871)	$(131,448,095)

Investor B
Shares sold	2,526	$68,546	2,574	$82,386
Shares issued in reinvestment of distributions	—	—	12,504	349,877
Shares redeemed and automatic conversion of shares	(45,044)	(1,220,954)	(36,633)	(1,102,720)

Net decrease	(42,518)	$(1,152,408)	(21,555)	$(670,457)

Investor C
Shares sold	221,267	$6,006,866	360,761	$10,805,952
Shares issued in reinvestment of distributions	—	—	565,595	15,610,427
Shares redeemed	(1,154,017)	(31,008,117)	(1,311,184)	(38,887,669)

Net decrease	(932,750)	$(25,001,251)	(384,828)	$(12,471,290)

Total Net Decrease	(7,414,006)	$(224,401,652)	(9,824,516)	$(343,132,942)

94	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,691,882	$28,286,689	941,427	$15,072,807
Shares redeemed	(1,286,095)	(21,239,030)	(1,023,582)	(16,234,053)

Net increase (decrease)	405,787	$7,047,659	(82,155)	$(1,161,246)

Service
Shares sold	63,987	$1,059,634	72,572	$1,168,088
Shares redeemed	(25,130)	(400,754)	(64,536)	(970,439)

Net increase	38,857	$658,880	8,036	$197,649

Investor A
Shares received from conversion[1]	—	—	41,256	$669,177
Shares sold and automatic conversion of shares	3,361,251	$52,792,793	2,845,650	43,271,208
Shares redeemed	(2,914,017)	(45,703,198)	(2,051,975)	(30,339,539)

Net increase	447,234	$7,089,595	834,931	$13,600,846

Investor B1
Shares sold			1,780	$22,545
Shares converted			(46,633)	(669,177)
Shares redeemed and automatic conversion of shares			(86,577)	(1,109,803)

Net decrease			(131,430)	$(1,756,435)

Investor C
Shares sold	1,225,231	$16,959,431	1,054,124	$14,131,351
Shares redeemed	(862,262)	(11,708,703)	(481,451)	(6,288,047)

Net increase	362,969	$5,250,728	572,673	$7,843,304

Class R
Shares sold	269,563	$4,246,788	174,064	$2,685,695
Shares redeemed	(276,421)	(4,401,324)	(138,645)	(2,101,259)

Net increase (decrease)	(6,858)	$(154,536)	35,419	$584,436

Total Net Increase	1,247,989	$19,892,326	1,237,474	$19,308,554

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	95

Notes to Financial Statements (concluded)

	Year Ended September 30, 2016		Year Ended September 30, 2015
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,372,135	$121,029,823	6,805,944	$286,595,725
Shares issued in reinvestment of distributions	1,609,282	56,823,678	2,949,945	111,832,341
Shares redeemed	(7,195,271)	(256,302,009)	(6,455,769)	(265,403,070)

Net increase (decrease)	(2,213,854)	$(78,448,508)	3,300,120	$133,024,996

Service
Shares sold	70,011	$2,468,788	69,889	$2,716,275
Shares issued in reinvestment of distributions	67,293	2,243,536	120,784	4,360,312
Shares redeemed	(222,718)	(7,485,137)	(2,891,018)	(120,417,329)

Net decrease	(85,414)	$(2,772,813)	(2,700,345)	$(113,340,742)

Investor A
Shares sold and automatic conversion of shares	2,146,223	$63,194,419	3,253,528	$123,530,949
Shares issued in reinvestment of distributions	812,533	33,052,964	1,775,540	62,197,155
Shares redeemed	(3,645,563)	(118,424,151)	(4,000,803)	(149,940,075)

Net increase (decrease)	(686,807)	$(22,176,768)	1,028,265	$35,788,029

Investor B
Shares sold	771	$20,367	4,432	$142,612
Shares issued in reinvestment of distributions	24,145	640,076	55,908	1,650,947
Shares redeemed and automatic conversion of shares	(128,494)	(3,476,581)	(132,957)	(4,284,564)

Net decrease	(103,578)	$(2,816,138)	(72,617)	$(2,491,005)

Investor C
Shares sold	705,922	$11,223,898	740,491	$23,634,391
Shares issued in reinvestment of distributions	426,884	18,958,816	1,144,808	33,806,149
Shares redeemed	(1,808,383)	(48,471,446)	(1,199,040)	(38,341,061)

Net increase (decrease)	(675,577)	$(18,288,732)	686,259	$19,099,479

Total Net Increase (Decrease)	(3,765,230)	$(124,502,959)	2,241,682	$72,080,757

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has deter-

mined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

96	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio, each a portfolio comprising the BlackRock Funds (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2016:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[2]	Qualified Short-Term Capital Gains for non-U.S. Residents[3]
Global Opportunities	12/11/15	100.00%	100.00%	—	—	—
Health Sciences Opportunities	12/11/15	17.98%	12.53%	—	—	99.94%
International Opportunities	12/11/15	100.00%	33.68%	100.00%	$0.000069	—
1	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
2	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
3	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Health Sciences Opportunities and BlackRock U.S. Opportunities Portfolio distributed long-term capital gains of $3.765573 and $2.918889 per share to shareholders of record on December 10, 2015.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	97

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and preparedby Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

98	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	99

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the pertinent Customized Lipper Peer Group is an appropriate performance metric for each of the Funds.

The Board noted that for the one-, three- and five-year periods reported, Science & Technology Opportunities Portfolio ranked in the first, first and second quartiles, respectively, against its Customized Peer Group.

The Board noted that for the one-, three- and five-year periods reported, U.S. Opportunities Portfolio ranked in the first, first and third quartiles, respectively, against its Customized Peer Group.

The Board noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the first, second and second quartiles, respectively, against its Customized Peer Group.

The Board noted that for the one-, three- and five-year periods reported, Global Opportunities Portfolio ranked in the first, third and third quartiles, respectively, against its Customized Peer Group. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the Fund’s underweight allocation to oil-related stocks and long coal position were the primary detractors over the five-year period. The Fund’s overweight positions in developed markets and volatility stocks coupled with underweight positions in emerging markets and value stocks hindered performance over the three-year period.

The Board noted that for the one-, three- and five-year periods reported, International Opportunities Portfolio ranked in the third, fourth and fourth quartiles, respectively, against its Customized Peer Group. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the Fund’s overweight positions in developed markets and volatility stocks coupled with underweight positions in emerging markets and value stocks were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the investment performance of Global Opportunities Portfolio and International Opportunities Portfolio. With respect to each of these Funds, discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’ s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment to senior management and the Board.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodologyand was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

100	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction was implemented on June 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual caps.

The Board noted that U.S. Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the advisory fee breakpoint schedules. This adjustment was implemented on October 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had twice agreed to a lower contractual expense cap on a class-by-class basis. These expense cap reductions were implemented on June 1, 2014 and October 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap, at the same levels, with the exception of one share class, where the contractual cap would be increased. This expense cap increase was implemented on October 1, 2016.

The Board noted that Global Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class- by-class basis.

The Board noted that International Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a contractual advisory fee waiver. The waiver was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual advisory fee waiver. The Board also noted that BlackRock agreed to a lower contractual expense cap on a class by- class basis. The expense cap reduction was implemented on June 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	101

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, includingfor administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

102	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 143 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 143 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 143 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 143 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 143 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 143 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 143 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 143 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 143 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 143 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2016	103

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 143 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 143 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 143 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 217 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

104	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2016	105

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	BLACKROCK FUNDS	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2016	107

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/16-AR

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Tactical Opportunities Fund	of BlackRock FundsSM

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets..

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Effective July 15, 2016, the Fund’s name was changed from BlackRock Managed Volatility Portfolio to BlackRock Tactical Opportunities Fund, the Fund revised its investment process and the Fund removed the Citigroup World Government Bond Index (hedged into USD) (the “Citigroup WGBI (hedged into USD)”) and the customized weighted index comprised of 50% MSCI All Country World Index (the “MSCI ACWI”) and 50% Citigroup WGBI (hedged into USD), as performance benchmarks against which the Fund measures its performance.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, the Fund underperformed the reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index (“Bloomberg Barclays U.S. Treasury Index”) / 25% MSCI ACWI). The Fund also underperformed its cash benchmark (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) for the same 12-month period. The Fund also underperformed its former benchmarks, the Citigroup WGBI (hedged into USD), and a customized weighted index comprised of 50% MSCI ACWI Index/ 50% Citigroup WGBI (hedged into USD) for the same 12-month period.

What factors influenced performance?

•

Directional fixed income positioning was the main detractor from performance as expectations for U.S. rate hikes were deferred and heightened risk aversion following the U.K. referendum on leaving the European Union (“Brexit”) drove global yields sharply lower. In terms of country positioning, holdings in Australian bonds contributed early in the period, but detracted during the third quarter of 2016 as the central bank became more optimistic on growth. While directional equity views supported performance, cross-country tilts detracted. Specifically, an under-weight in Dutch equities dampened performance on the back of rising oil prices. Exposure to Japanese equities weighed on performance in early 2016 as the Bank of Japan surprised markets with a move to negative interest rates.

•

Cross-sectional fixed income positioning was a leading positive contributor to returns over the period. Within fixed income, an overweight position in European bonds in the first quarter of 2016 supported performance as the European Central Bank eased policy at the March meeting. Allocations to emerging market debt also added value, supported by a waning of U.S. dollar strength. Specifically, exposure to Brazil, the top-performing bond market in the first quarter of 2016, aided performance amid heightened expectations for political change. Directional equity positioning also added value on the back of improving global growth dynamics. The Fund used the sell-offs both in early 2016 and following Brexit as an opportunity to increase equity exposure, which boosted returns. In terms of equity country positioning, a preference for European equities following Brexit supported performance as contagion from the vote proved to be limited.

Describe recent portfolio activity.

•

In terms of directional equity views, the Fund reduced exposure coming into 2016 and used the early year drawdown as an opportunity to reallocate to equities. Having pared directional equity positions during the summer, the Fund added exposure following the Brexit-induced sell-off only to once again trim exposure toward the end of the period. Within equities, the Fund entered the year with a relative value preference for Japan and Spain versus the Netherlands and France. As the year progressed, the Fund rotated into U.S. stocks as domestic growth accelerated. The Fund increased exposure to German equities following Brexit as European data remained resilient. Within fixed income, the Fund generally remained short in bonds. Early in the year, the Fund held a relative value preference for European government bonds against U.S. Treasuries. As European bond yields moved lower, the Fund initiated an underweight position in U.K. bonds together with overweights in Australia and emerging markets.

•

Derivatives including futures, swaps and foreign currency transactions are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or currencies. During the period, the use of derivatives had a net negative impact on performance. Additionally, the Fund held a higher allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned for an acceleration in global growth and inflation, underpinned by domestic strength. Consequently, the Fund maintained a preference for stocks over bonds on a view that improving economic data is likely to push central banks in a less dovish direction. Within equities, the Fund maintained a tilt toward the United States given improving economic momentum. The Fund also favored a basket of Australian stocks designed to outperform as the central bank eases monetary policy. Within fixed income, the Fund maintained a directional underweight position, expressed in both the U.S. and U.K. bond markets, through the use of bond futures. Additionally, the Fund held long positions in Australian and select emerging market bonds on weaker growth and inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[5]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[6]	A customized weighted index comprised of 50% MSCI ACWI and 50% Citigroup WGBI (hedged into USD).

[7]

A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.

[8]	A customized weighted index comprised of 75% Bloomberg Barclays U.S. Treasury Index and 25% MSCI ACWI.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[2,9]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.37)%	(0.71)%	N/A	5.49%	N/A	4.08%	N/A
Service	(0.45)	(0.95)	N/A	5.16	N/A	3.78	N/A
Investor A	(0.52)	(1.02)	(6.22)%	5.18	4.05%	3.74	3.18%
Investor B	(0.91)	(1.93)	(6.20)	4.18	3.86	3.04	3.04
Investor C	(0.84)	(1.70)	(2.64)	4.45	4.45	3.01	3.01
Class K	(0.33)	(0.67)	N/A	5.54	N/A	4.10	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17	0.27	N/A	0.10	N/A	0.92	N/A
MSCI ACWI	6.34	11.96	N/A	10.63	N/A	4.34	N/A
Citigroup WGBI (hedged into USD)	2.75	6.76	N/A	4.30	N/A	4.61	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	4.57	9.60	N/A	7.65	N/A	4.91	N/A
Bloomberg Barclays U.S. Treasury Index	0.42	0.88	N/A	0.70	N/A	2.27	N/A
75% Bloomberg Barclays U.S. Treasury Index/25% MSCI ACWI	1.89	3.72	N/A	3.25	N/A	3.08	N/A

[9]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[10]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[10]	Annualized Expense Ratio
Institutional	$1,000.00	$ 996.30	$ 4.39	$1,000.00	$1,020.60	$ 4.45	0.88%
Service	$1,000.00	$ 995.50	$ 5.84	$1,000.00	$1,019.15	$ 5.91	1.17%
Investor A	$1,000.00	$ 994.80	$ 5.98	$1,000.00	$1,019.00	$ 6.06	1.20%
Investor B	$1,000.00	$ 990.90	$10.65	$1,000.00	$1,014.30	$10.78	2.14%
Investor C	$1,000.00	$ 991.60	$ 9.51	$1,000.00	$1,015.45	$ 9.62	1.91%
Class K	$1,000.00	$1,000.70	$ 3.75	$1,000.00	$1,021.25	$ 3.79	0.75%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). For Class K, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since inception). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	5

Portfolio Information as of September 30, 2016

Ten Largest Holdings	Percent of Total Investments[1]
U.S. Treasury Notes	41%
Sydney Airport	2
Cisco Systems, Inc.	2
Aflac, Inc.	2
Telstra Corp. Ltd.	1
Prudential Financial, Inc.	1
Colgate-Palmolive Co.	1
Exxon Mobil Corp.	1
Coca-Cola Co.	1
AGL Energy Ltd.	1

[1]	Total investments exclude short-term securities.

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	59%
U.S. Treasury Obligations	41

[1]	Total investments exclude short-term securities.

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to August 1, 2016 (commencement of operations) Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016), except with respect to Class K Shares which are based on a hypothetical investment of $1,000 on August 1, 2016 (commencement of operations) and held through September 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments.

These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	7

Schedule of Investments September 30, 2016	(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%		Par (000)	Value
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.86%, 1/10/39 (a)(b)	USD	146	$1

Common Stocks		Shares
Aerospace & Defense — 0.1%
Boeing Co.		2,175	286,535
Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.		16,383	844,052
Auto Components — 0.7%
BorgWarner, Inc.		52,986	1,864,047
Delphi Automotive PLC		465	33,164
GKN PLC		183,325	760,706
Goodyear Tire & Rubber Co.		15,249	492,543
Lear Corp.		10,720	1,299,478
Schaeffler AG		1,802	28,537

			4,478,475
Automobiles — 0.1%
Suzuki Motor Corp.		21,600	723,493
Banks — 3.5%
Aozora Bank Ltd.		156,000	537,695
Australia & New Zealand Banking Group Ltd.		43,856	934,202
Bank Hapoalim BM		11,558	65,628
Bank Leumi Le-Israel BM (c)		15,201	57,852
Bank of America Corp.		52,297	818,448
Bank of East Asia Ltd.		13,000	53,058
Bank of Kyoto Ltd.		25,000	182,996
Bank of Queensland Ltd.		36,126	316,408
Bendigo & Adelaide Bank Ltd.		54,836	454,800
BOC Hong Kong Holdings Ltd.		40,500	137,797
Chiba Bank Ltd.		91,000	516,807
Chugoku Bank Ltd.		18,900	230,545
Commonwealth Bank of Australia		32,505	1,812,586
Concordia Financial Group Ltd.		115,600	504,392
DBS Group Holdings Ltd.		19,100	216,725
Fukuoka Financial Group, Inc.		35,000	145,472
Hachijuni Bank Ltd.		87,000	453,110
Hang Seng Bank Ltd.		8,300	148,996
Hiroshima Bank Ltd.		95,000	394,059
Iyo Bank Ltd.		81,800	495,346
Japan Post Bank Co. Ltd.		76,500	909,035

Common Stocks	Shares	Value
Banks (continued)
JPMorgan Chase & Co.	37,129	$2,472,420
Kyushu Financial Group, Inc.	85,500	582,548
Mebuki Financial Group, Inc.	215,280	771,251
Mitsubishi UFJ Financial Group, Inc.	15,400	78,018
Mizrahi Tefahot Bank Ltd.	1,510	19,205
Mizuho Financial Group, Inc.	458,300	772,436
Oversea-Chinese Banking Corp. Ltd.	33,500	213,501
Resona Holdings, Inc.	113,300	476,495
Seven Bank Ltd.	56,200	180,002
Shinsei Bank Ltd.	64,000	97,051
Shizuoka Bank Ltd.	59,000	472,708
Standard Chartered PLC	28,275	230,094
Sumitomo Mitsui Financial Group, Inc.	6,800	229,701
Sumitomo Mitsui Trust Holdings, Inc.	13,600	444,334
Suruga Bank Ltd.	30,200	723,883
United Overseas Bank Ltd.	14,000	194,233
Wells Fargo & Co.	32,828	1,453,624
Westpac Banking Corp.	67,150	1,527,810
Yamaguchi Financial Group, Inc.	70,000	746,147

		21,071,418
Beverages — 0.8%
Coca-Cola Co.	111,176	4,704,968
Biotechnology — 0.8%
AbbVie, Inc.	14,363	905,874
Amgen, Inc.	6,250	1,042,563
Celgene Corp. (c)	2,904	303,555
CSL Ltd.	12,910	1,061,598
Gilead Sciences, Inc.	17,177	1,359,044

		4,672,634
Building Products — 0.4%
Geberit AG	4,850	2,125,951
Capital Markets — 1.2%
3i Group PLC	10,560	89,035
Ameriprise Financial, Inc.	7,965	794,668
Bank of New York Mellon Corp.	9,432	376,148
Charles Schwab Corp.	19,888	627,864
CME Group, Inc.	2,276	237,888
Credit Suisse Group AG	39,481	518,884
Daiwa Securities Group, Inc.	36,000	202,691
Franklin Resources, Inc.	33,214	1,181,422
Goldman Sachs Group, Inc.	6,004	968,265

Portfolio Abbreviations
AUD	Australian Dollar	INR	Indian Rupee	PLN	Polish Zloty
BRL	Brazilian Real	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate
BZDIOVER	Overnight Brazil CETIP — Interbank Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	KRW	South Korean Won	S&P	Standard & Poor’s
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	SEK	Swedish Krona
CNY	Chinese Yuan	MIBOR	Moscow Interbank Offer Rate	STIBOR	Stockholm Interbank Offered Rate
CZK	Czech Koruna	MXIBTIIE	Mexico Interbank TIIE 28-Day	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	USD	U.S. Dollar
EUR	Euro	MYR	Malaysian Ringgit	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	OTC	Over-the-counter

See Notes to Financial Statements.

8	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Capital Markets (continued)
Invesco Ltd.	2,527	$79,019
Julius Baer Group Ltd.	2,100	85,600
Northern Trust Corp.	3,335	226,747
Platinum Asset Management Ltd.	78,825	305,031
SBI Holdings, Inc.	8,800	105,111
UBS Group AG, Registered Shares (c)	84,476	1,153,981

		6,952,354
Chemicals — 2.2%
Ashland Global Holdings, Inc.	4,037	468,090
Celanese Corp., Class A	40,461	2,693,084
Dow Chemical Co.	5,919	306,782
E.I. du Pont de Nemours & Co.	13,889	930,146
FMC Corp.	21,147	1,022,246
Incitec Pivot Ltd.	54,837	119,184
International Flavors & Fragrances, Inc.	13,692	1,957,545
Israel Chemicals Ltd.	114,071	444,372
LyondellBasell Industries NV, Class A	895	72,191
Mosaic Co.	60,930	1,490,348
Nitto Denko Corp.	1,100	71,440
Praxair, Inc.	25,893	3,128,651
Syngenta AG, Registered Shares	1,009	441,884
Valspar Corp.	1,730	183,501

		13,329,464
Communications Equipment — 1.4%
Cisco Systems, Inc.	262,033	8,311,687
Construction & Engineering — 0.4%
CIMIC Group Ltd.	11,028	244,243
Fluor Corp.	11,993	615,481
HOCHTIEF AG	11,848	1,672,058

		2,531,782
Construction Materials — 0.2%
Boral Ltd.	204,624	1,064,450
LafargeHolcim Ltd.	4,942	267,684

		1,332,134
Consumer Finance — 0.1%
American Express Co.	7,879	504,571
Credit Saison Co. Ltd.	1,700	28,224
Navient Corp.	7,701	111,433

		644,228
Containers & Packaging — 0.1%
Avery Dennison Corp.	8,257	642,312
Ball Corp.	2,764	226,510

		868,822
Distributors — 0.0%
Jardine Cycle & Carriage Ltd.	1,100	34,745
Diversified Financial Services — 1.6%
ASX Ltd.	13,748	509,341
Berkshire Hathaway, Inc., Class B (c)	4,575	660,950
Challenger Ltd.	6,253	48,966
Hong Kong Exchanges and Clearing Ltd.	12,500	330,817
Intercontinental Exchange, Inc.	5,907	1,591,110
Japan Exchange Group, Inc.	17,700	276,758
Moody’s Corp.	15,814	1,712,340
ORIX Corp.	86,400	1,274,630
Pargesa Holding SA	26,041	1,784,199
S&P Global, Inc.	10,967	1,387,984

Common Stocks	Shares	Value
Diversified Financial Services (continued)
Singapore Exchange Ltd.	8,700	$47,454
Voya Financial, Inc.	2,742	79,024

		9,703,573
Diversified Telecommunication Services — 1.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	22,515	42,481
HKT Trust & HKT Ltd.	29,000	40,828
Nippon Telegraph & Telephone Corp.	17,100	782,085
Singapore Telecommunications Ltd.	86,500	253,003
Spark New Zealand Ltd.	19,862	52,255
Telstra Corp. Ltd.	1,433,802	5,716,741

		6,887,393
Electric Utilities — 0.5%
AusNet Services	1,212,774	1,528,611
Cheung Kong Infrastructure Holdings Ltd.	7,000	60,374
Chubu Electric Power Co., Inc.	16,800	244,448
Chugoku Electric Power Co., Inc.	6,900	86,763
CLP Holdings Ltd.	18,000	186,427
Contact Energy Ltd.	7,821	28,706
EDP — Energias de Portugal SA	25,143	84,381
Hokuriku Electric Power Co.	2,500	30,465
Iberdrola SA	60,349	410,339
Kansai Electric Power Co., Inc. (c)	11,900	108,259
Kyushu Electric Power Co., Inc.	5,900	55,379
Mighty River Power Ltd.	7,599	16,852
Power Assets Holdings Ltd.	15,500	151,678
Tohoku Electric Power Co., Inc.	10,900	142,146
Tokyo Electric Power Co., Inc. (c)	11,500	49,817

		3,184,645
Electronic Equipment, Instruments & Components — 0.3%
Flex Ltd. (c)	42,661	581,043
FLIR Systems, Inc.	36,724	1,153,868

		1,734,911
Energy Equipment & Services — 0.3%
Baker Hughes, Inc.	1,994	100,637
FMC Technologies, Inc. (c)	13,050	387,194
National Oilwell Varco, Inc.	6,945	255,159
Schlumberger Ltd.	10,336	812,823

		1,555,813
Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.	546	61,878
Ascendas Real Estate Investment Trust	23,700	43,880
British Land Co. PLC	10,616	86,954
CapitaLand Commercial Trust	22,400	26,198
CapitaLand Mall Trust	26,900	42,857
Daiwa House REIT Investment Corp.	15	43,972
Dexus Property Group	322,854	2,269,203
Digital Realty Trust, Inc.	1,004	97,508
Equity Residential	2,456	157,994
Goodman Group	207,072	1,160,575
GPT Group	621,599	2,420,543
Hammerson PLC	8,517	64,821
Link REIT	24,500	180,861
Mirvac Group	1,117,314	1,926,247
Scentre Group	909,051	3,281,848
Stockland	862,414	3,158,529
Suntec Real Estate Investment Trust	26,000	32,786
Vicinity Centres	1,177,536	2,871,736

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	9

Schedule of Investments (continued)

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Westfield Corp.	110,585	$827,464

		18,755,854
Food & Staples Retailing — 0.3%
Wesfarmers Ltd.	45,225	1,533,181
Food Products — 0.4%
Chocoladefabriken Lindt & Spruengli AG	11	63,615
Mead Johnson Nutrition Co.	15,702	1,240,615
Mondelez International, Inc., Class A	25,623	1,124,850

		2,429,080
Gas Utilities — 0.4%
APA Group	284,115	1,861,399
Hong Kong & China Gas Co. Ltd.	83,500	158,550
Osaka Gas Co. Ltd.	12,000	50,331
Tokyo Gas Co. Ltd.	7,000	31,143

		2,101,423
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	18,588	786,087
Baxter International, Inc.	467	22,229
Becton Dickinson and Co.	3,038	546,020
Boston Scientific Corp. (c)	18,591	442,466
Edwards Lifesciences Corp. (c)	1,746	210,498
St. Jude Medical, Inc.	10,010	798,398
Varian Medical Systems, Inc. (c)	2,198	218,767

		3,024,465
Health Care Providers & Services — 0.6%
Aetna, Inc.	2,352	271,538
Alfresa Holdings Corp.	15,400	326,085
Anthem, Inc.	1,758	220,295
Centene Corp. (c)	1,143	76,535
HCA Holdings, Inc. (c)	15,404	1,165,005
Medipal Holdings Corp.	8,500	147,340
Ryman Healthcare Ltd.	4,071	28,577
Sonic Healthcare Ltd.	47,181	798,968
Suzuken Co. Ltd.	9,900	326,903

		3,361,246
Hotels, Restaurants & Leisure — 0.1%
Galaxy Entertainment Group Ltd.	26,000	98,871
Marriott International, Inc., Class A	4,570	307,698
MelCo. Crown Entertainment Ltd. — ADR	2,066	33,283
MGM China Holdings Ltd.	10,400	18,185

		458,037
Household Durables — 0.1%
Whirlpool Corp.	5,342	866,259
Household Products — 0.9%
Colgate-Palmolive Co.	65,277	4,839,637
Procter & Gamble Co.	6,298	565,246

		5,404,883
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	191,108	2,455,738
Meridian Energy Ltd.	13,911	26,372

		2,482,110

Common Stocks	Shares	Value
Industrial Conglomerates — 0.1%
General Electric Co.	14,952	$442,878
Insurance — 4.2%
Aflac, Inc.	114,960	8,262,175
AIA Group Ltd.	130,800	879,597
American International Group, Inc.	15,695	931,341
AMP Ltd.	130,759	531,585
Aon PLC	19,332	2,174,657
Baloise Holding AG	4,340	525,496
Dai-ichi Life Insurance Co. Ltd.	15,700	215,396
Japan Post Holdings Co. Ltd.	43,800	550,620
Mapfre SA	517,761	1,448,611
MS&AD Insurance Group Holdings, Inc.	31,500	877,943
Prudential Financial, Inc.	61,021	4,982,365
Sompo Holdings, Inc.	29,700	880,231
Sony Financial Holdings, Inc.	19,500	268,549
Suncorp Group Ltd.	66,221	617,802
Swiss Life Holding AG	1,545	400,653
Swiss Re AG	9,565	863,896
T&D Holdings, Inc.	49,400	557,286
Willis Towers Watson PLC	68	9,028
Zurich Insurance Group AG	544	140,294

		25,117,525
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc. (c)	1,303	1,091,015
Internet Software & Services — 0.8%
Alphabet, Inc., Class A (c)	2,212	1,778,581
eBay, Inc. (c)	17,279	568,479
Facebook, Inc., Class A (c)	14,563	1,867,996
VeriSign, Inc. (c)	10,884	851,564

		5,066,620
IT Services — 1.7%
Fujitsu Ltd.	3,000	16,145
International Business Machines Corp.	8,001	1,270,959
MasterCard, Inc., Class A	28,815	2,932,503
Sabre Corp.	16,563	466,745
Visa, Inc., Class A	42,478	3,512,931
Western Union Co.	98,710	2,055,142

		10,254,425
Leisure Products — 0.1%
Hasbro, Inc.	4,285	339,929
Life Sciences Tools & Services — 0.1%
Quintiles Transnational Holdings, Inc. (c)	4,732	383,576
Waters Corp. (c)	301	47,705

		431,281
Machinery — 0.5%
AGCO Corp.	196	9,667
ANDRITZ AG	634	34,501
Atlas Copco AB, Class B	4,237	115,776
Pentair PLC	30,785	1,977,628
Schindler Holding AG	221	41,859
WABCO Holdings, Inc. (c)	1,957	222,178
Weir Group PLC	30,609	674,167

		3,075,776

See Notes to Financial Statements.

10	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Marine — 0.0%
AP Moeller — Maersk A/S, Class A	41	$57,605
Media — 1.4%
Discovery Communications, Inc., Class A (c)	25,123	676,311
REA Group Ltd.	76,285	3,318,017
Sky PLC	214,975	2,491,571
Time Warner, Inc.	10,302	820,142
Walt Disney Co.	8,438	783,553

		8,089,594
Metals & Mining — 0.8%
Alumina Ltd.	893,063	1,005,458
Antofagasta PLC	41,111	278,481
BHP Billiton PLC	115,689	1,739,788
Nippon Steel & Sumitomo Metal Corp.	7,800	160,059
Rio Tinto PLC	52,693	1,751,307

		4,935,093
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
American Capital Agency Corp.	2,270	44,356
Annaly Capital Management, Inc.	6,850	71,925

		116,281
Multi-Utilities — 1.0%
AGL Energy Ltd.	263,600	3,859,193
DUET Group	1,037,199	1,996,928

		5,856,121
Oil, Gas & Consumable Fuels — 1.5%
Apache Corp.	4,684	299,167
BP PLC	99,059	577,386
Caltex Australia Ltd.	70,872	1,873,771
ConocoPhillips	18,215	791,806
Eni SpA	27,620	398,014
Exxon Mobil Corp.	54,513	4,757,895
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (d)	3,200	5,152
Matador Resources Co. (c)	939	22,855
Murphy Oil Corp.	2,550	77,520
Showa Shell Sekiyu KK	8,700	80,876
Valero Energy Corp.	3,025	160,325

		9,044,767
Paper & Forest Products — 0.2%
Mondi PLC	58,581	1,230,780
Norbord, Inc.	6,130	157,786

		1,388,566
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	9,695	522,754
Eli Lilly & Co.	18,367	1,474,135
Johnson & Johnson	24,748	2,923,481
Merck & Co., Inc.	40,378	2,519,991
Novartis AG, Registered Shares	13,188	1,040,801
Pfizer, Inc.	76,534	2,592,207
Roche Holding AG	2,930	728,101
Taro Pharmaceutical Industries Ltd. (c)	163	18,013
Teva Pharmaceutical Industries Ltd.	9,981	463,267

		12,282,750

Common Stocks	Shares	Value
Professional Services — 0.3%
Nielsen Holdings PLC	473	$25,339
SEEK Ltd.	156,096	1,871,288

		1,896,627
Real Estate Management & Development — 0.3%
Azrieli Group Ltd.	461	20,198
CapitaLand Ltd.	27,800	65,629
Cheung Kong Property Holdings Ltd.	29,500	216,998
City Developments Ltd.	4,400	29,429
Daito Trust Construction Co. Ltd.	900	143,946
Daiwa House Industry Co. Ltd.	13,200	362,270
Global Logistic Properties Ltd.	28,900	39,863
Hang Lung Properties Ltd.	25,000	56,708
Henderson Land Development Co. Ltd.	12,200	72,795
Hongkong Land Holdings Ltd.	12,700	88,011
Hysan Development Co. Ltd.	7,000	32,935
Jones Lang LaSalle, Inc.	175	19,913
Kerry Properties Ltd.	7,000	22,997
Mitsubishi Estate Co. Ltd.	9,000	168,899
New World Development Co. Ltd.	61,000	79,989
Sino Land Co. Ltd.	34,000	60,599
Sun Hung Kai Properties Ltd.	16,000	243,244
Swire Pacific Ltd., Class A	6,000	64,981
Swire Properties Ltd.	12,800	37,647
Swiss Prime Site AG	756	66,392
UOL Group Ltd.	5,200	21,494
Wharf Holdings Ltd.	15,000	110,049
Wheelock & Co. Ltd.	9,000	53,458

		2,078,444
Road & Rail — 0.5%
Aurizon Holdings Ltd.	778,530	2,814,890
Semiconductors & Semiconductor Equipment — 2.0%
Applied Materials, Inc.	66,378	2,001,297
KLA-Tencor Corp.	10,481	730,631
Lam Research Corp.	25,872	2,450,337
Maxim Integrated Products, Inc.	8,584	342,759
Microchip Technology, Inc.	3,245	201,644
QUALCOMM, Inc.	49,093	3,362,871
Texas Instruments, Inc.	45,386	3,185,189

		12,274,728
Software — 0.8%
ANSYS, Inc. (c)	7,497	694,297
Check Point Software Technologies Ltd. (c)	1,424	110,517
Microsoft Corp.	42,603	2,453,933
Mobileye NV (c)	3,132	133,329
Nexon Co. Ltd.	19,500	306,318
Nice Ltd.	6,437	428,616
Oracle Corp.	11,156	438,208

		4,565,218
Specialty Retail — 0.6%
Best Buy Co., Inc.	2,686	102,551
Foot Locker, Inc.	3,580	242,438
Kingfisher PLC	24,764	120,824
Staples, Inc.	19,817	169,435
Tiffany & Co.	34,433	2,500,869

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	11

Schedule of Investments (continued)

Common Stocks		Shares	Value
Specialty Retail (continued)
TJX Cos., Inc.		5,943	$444,418

			3,580,535
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.		28,708	3,245,439
Hewlett-Packard Co. (c)		37,803	587,081

			3,832,520
Textiles, Apparel & Luxury Goods — 0.0%
Swatch Group AG		539	30,011
Swatch Group AG		335	94,968

			124,979
Tobacco — 0.4%
Philip Morris International, Inc.		26,842	2,609,579
Transportation Infrastructure — 1.4%
Auckland International Airport Ltd.		10,341	55,426
Sydney Airport		1,568,982	8,409,869

			8,465,295
Wireless Telecommunication Services — 0.3%
KDDI Corp.		14,600	452,337
Millicom International Cellular SA		718	37,201
NTT DOCOMO, Inc.		46,900	1,191,401
StarHub Ltd.		6,500	16,413

			1,697,352
Total Common Stocks — 44.6%			267,926,008

Other Interests (e)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(f)	USD	110	—
Lehman Brothers Holdings, Inc. (c)(f)		190	—
Total Other Interests — 0.0%			—

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
1.50%, 3/31/19	60,612	$61,601,165
3.63%, 8/15/19-2/15/20	112,241	121,504,934
Total U.S. Treasury Obligations — 30.5%		183,106,099
Total Long-Term Investments (Cost — $441,682,186) — 75.1%		451,032,108

Short-Term Securities	Shares
Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (g)(h)	27,181,016	27,181,016
Total Short-Term Securities (Cost — $27,181,016) — 4.5%		27,181,016
Total Investments (Cost — $468,863,202) — 79.6%		478,213,124
Other Assets Less Liabilities — 20.4%		122,628,730

Net Assets — 100.0%		$600,841,854

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Non-income producing security.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $5,152 and an original cost of $48,000 which was 0.0% of its net assets.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Issuer filed for bankruptcy and/or is in default.

See Notes to Financial Statements.

12	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Schedule of Investments (continued)

(g)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	257,124,141	(257,124,141)	—	—	$543,657		$8,195
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	27,181,016	27,181,016	$27,181,016	16,946		—
BlackRock Liquidity Series, LLC, Money Market Series	$ 795,967	$(795,967)	—	—	9,998	[1]	—
Total				$27,181,016	$570,601		$8,195

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(377)	Amsterdam Exchange Index	October 2016	USD	38,293,331	$ (466,756)
(1,172)	CAC 40 10 Euro Index	October 2016	USD	58,501,915	(699,613)
(364)	IBEX 35 Index	October 2016	USD	35,830,400	38,998
(271)	OMX Nordic Exchange	October 2016	USD	4,544,150	(72,569)
45	OMX Nordic Exchange	October 2016	USD	754,564	6,536
(167)	ASX SPI 200 Index	December 2016	USD	17,305,964	(382,802)
(1,005)	AUD Currency	December 2016	USD	76,872,450	(2,157,584)
(433)	Australian Government Bonds (10 Year)	December 2016	USD	45,406,770	(226,025)
(550)	CAD Currency	December 2016	USD	41,956,750	(190,768)
247	Canadian Government Bonds (10 Year)	December 2016	USD	27,660,536	376,245
(71)	CHF Currency	December 2016	USD	9,185,625	(61,351)
(48)	DAX Index	December 2016	USD	14,171,132	(48,630)
262	DAX Index	December 2016	USD	77,350,762	282,575
(83)	Euro Currency	December 2016	USD	11,699,888	(25,833)
(295)	Euro-Bund	December 2016	USD	54,911,311	(288,060)
(231)	FTSE 100 Index	December 2016	USD	20,531,974	(590,237)
25	FTSE 100 Index	December 2016	USD	2,222,075	24,347
(14)	FTSE/MIB Index	December 2016	USD	1,286,231	17,505
320	FTSE/MIB Index	December 2016	USD	29,399,566	(276,281)
(286)	JPY Currency	December 2016	USD	35,358,537	(408,079)
(812)	Long Gilt British	December 2016	USD	137,083,972	472,631
(976)	S&P 500 E-Mini Index	December 2016	USD	105,427,520	(1,869,195)
296	S&P 500 E-Mini Index	December 2016	USD	31,973,920	222,040
(222)	TOPIX Index	December 2016	USD	28,963,661	28,176
(526)	U.S. Treasury Notes (10 Year)	December 2016	USD	68,971,750	(209,359)
(334)	U.S. Ultra Treasury Bonds	December 2016	USD	61,414,250	930,815
Total					$(5,573,274)

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	13

Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	21,951,000	USD	2,638,585	Goldman Sachs International	12/08/16	$ 107,665
SEK	15,700,000	USD	1,853,651	HSBC Bank PLC	12/08/16	(17,050)
USD	2,131,427	DKK	13,953,033	Royal Bank of Scotland PLC	12/08/16	19,127
USD	2,633,290	NOK	22,000,000	Morgan Stanley & Co. International PLC	12/08/16	(119,090)
USD	3,874,013	SEK	32,000,000	HSBC Bank PLC	12/08/16	130,622
Total						$ 121,274

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	9/20/21	USD	19,000	$ (76,248)
1.90%[2]	6-month Australian Bank Bill Rate	3/14/17[3]	3/14/22	AUD	335,000	(92,001)
0.92%[2]	3-month Canadian Bankers Acceptances	3/14/17[3]	3/14/22	CAD	101,000	(262,709)
1.00%[2]	3-month Canadian Bankers Acceptances	3/14/17[3]	3/14/22	CAD	99,000	35,633
(0.14)%[1]	6-month EURIBOR	3/14/17[3]	3/14/22	EUR	47,000	99,525
0.52%[1]	6-month GBP LIBOR	3/14/17[3]	3/14/22	GBP	123,000	65,804
1.21%[1]	3-month LIBOR	3/14/17[3]	3/14/22	USD	142,000	190,165
0.08%[1]	3-month STIBOR	3/15/17[3]	3/15/22	SEK	350,000	(110,466)
1.27%[1]	3-month LIBOR	3/15/17[3]	3/15/22	USD	26,000	(44,144)
1.32%[1]	3-month LIBOR	3/15/17[3]	3/15/22	USD	19,000	(75,408)
Total						$(269,849)

1 Fund pays the fixed rate and receives the floating rate.

2 Fund pays the floating rate and receives the fixed rate.

3 Forward swap.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.46%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/19	BRL	69,946	$ (38,365)	—	$ (38,365)
11.55%[1]	1-day BZDIOVER	Morgan Stanley Capital Services LLC	N/A	1/02/19	BRL	56,973	7,007	—	7,007
5.96%[2]	28-day MXIBTIIE	Bank of America N.A.	3/15/17[3]	3/09/22	MXN	3,000,000	1,595,776	—	1,595,776
6.20%[2]	28-day MXIBTIIE	Deutsche Bank AG	3/15/17[3]	3/09/22	MXN	143,520	2,482	—	2,482
6.23%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	3/15/17[3]	3/09/22	MXN	1,392,480	(82,427)	—	(82,427)

See Notes to Financial Statements.

14	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.21%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	3/15/17[3]	3/09/22	MXN	633,000	$ (9,804)	—	$ (9,804)
2.86%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	3/15/17[3]	3/15/22	CNY	62,000	361	—	361
2.84%[2]	7-day China Fixing Repo Rates	BNP Paribas S.A.	3/15/17[3]	3/15/22	CNY	102,000	14,678	—	14,678
2.84%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	3/15/17[3]	3/15/22	CNY	168,000	29,974	—	29,974
0.36%[2]	6-month PRIBOR	Citibank N.A.	3/15/17[3]	3/15/22	CZK	655,000	6,582	—	6,582
6.18%[1]	1-day MIBOR	Citibank N.A.	3/15/17[3]	3/15/22	INR	2,149,000	(157,605)	—	(157,605)
6.23%[1]	1-day MIBOR	Goldman Sachs Bank USA	3/15/17[3]	3/15/22	INR	1,511,000	(55,647)	—	(55,647)
1.28%[1]	3-month KRW Certificate of Deposit	Bank of America N.A.	3/15/17[3]	3/15/22	KRW	47,493,000	137,953	—	137,953
1.28%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	3/15/17[3]	3/15/22	KRW	85,755,600	252,848	—	252,848
1.28%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	3/15/17[3]	3/15/22	KRW	57,170,400	168,565	—	168,565
1.23%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	3/15/17[3]	3/15/22	KRW	14,282,000	12,430	—	12,430
1.23%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	3/15/17[3]	3/15/22	KRW	207,672,000	185,280	—	185,280
3.52%[1]	3-month KLIBOR	Bank of America N.A.	3/15/17[3]	3/15/22	MYR	147,600	43,089	—	43,089
3.46%[1]	3-month KLIBOR	Goldman Sachs Bank USA	3/15/17[3]	3/15/22	MYR	133,000	(44,663)	—	(44,663)
3.53%[1]	3-month KLIBOR	HSBC Bank USA N.A.	3/15/17[3]	3/15/22	MYR	92,400	42,105	—	42,105
1.97%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	3/15/17[3]	3/15/22	PLN	135,000	(45,816)	—	(45,816)
1.86%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	3/15/17[3]	3/15/22	PLN	99,000	(170,291)	—	(170,291)
1.89%[1]	6-month Thailand Fixing Rate	Goldman Sachs Bank USA	3/15/17[3]	3/15/22	THB	789,000	19,270	—	19,270
1.82%[1]	6-month Thailand Fixing Rate	HSBC Bank USA N.A.	3/15/17[3]	3/15/22	THB	670,000	(43,209)	—	(43,209)
7.71%[1]	3-month JIBAR	HSBC Bank USA N.A.	3/15/17[3]	3/15/22	ZAR	193,000	(23,713)	—	(23,713)
Total							$1,846,860	—	$1,846,860

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	15

Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$620,177	—	$1,779,691	—	$2,399,868
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$257,414	—	—	257,414
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	391,127	—	391,127
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	2,518,400	—	2,518,400
Total		—	—	$620,177	$257,414	$4,689,218	—	$5,566,809

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$4,406,083	$2,843,615	$723,444	—	$7,973,142
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	136,140	—	—	136,140
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	660,976	—	660,976
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	671,540	—	671,540
Total		—	—	$4,406,083	$2,979,755	$2,055,960	—	$9,441,798

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(4,141,783)	$(10,417,069)	$(16,121,180)	—	$(30,680,032)
Forward foreign currency exchange contracts	—	—	—	4,053,667	—	—	4,053,667
Swaps	—	$13,610	—	—	7,289,576	—	7,303,186
Total	—	$13,610	$(4,141,783)	$(6,363,402)	$(8,831,604)	—	$(19,323,179)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(2,859,485)	$(2,862,090)	$1,301,822	—	$(4,419,753)
Forward foreign currency exchange contracts	—	—	—	115,052	—	—	115,052
Swaps	—	$56,301	—	—	1,666,181	$9,018	1,731,500
Total	—	$56,301	$(2,859,485)	$(2,747,038)	$2,968,003	$9,018	$(2,573,201)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$179,563,527
Average notional value of contracts — short	$673,532,733
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$45,513,112
Average amounts sold — in USD	$41,831,946
Interest rate swaps:
Average notional value — pays fixed rate	$564,727,204
Average notional value — receives fixed rate	$758,201,190

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4,370,103	$1,564,407
Forward foreign currency exchange contracts	257,414	136,140
Swaps — centrally cleared	551,028	—
Swaps — OTC[1]	2,518,400	671,540

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,696,945	$2,372,087
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,921,131)	(1,564,407)

Total derivative assets and liabilities subject to an MNA	$2,775,814	$807,680

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$1,777,179	—	—	$(1,777,179)	—
BNP Paribas S.A.	14,678	—	—	—	$ 14,678
Citibank N.A.	440,425	$(195,970)	—	—	244,455
Deutsche Bank AG	187,762	—	—	—	187,762
Goldman Sachs Bank USA	19,270	(19,270)	—	—	—
Goldman Sachs International	107,665	—	—	—	107,665
HSBC Bank PLC	130,622	(17,050)	—	—	113,572
HSBC Bank USA N.A.	42,105	(42,105)	—	—	—
JPMorgan Chase Bank N.A.	29,974	(29,974)	—	—	—
Morgan Stanley Capital Services LLC	7,007	—	—	—	7,007
Royal Bank of Scotland PLC	19,127	—	—	—	19,127

Total	$2,775,814	$(304,369)	—	$(1,777,179)	$694,266

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$195,970	$(195,970)	—	—	—
Goldman Sachs Bank USA	100,310	(19,270)	—	—	$ 81,040
HSBC Bank PLC	17,050	(17,050)	—	—	—
HSBC Bank USA N.A.	66,922	(42,105)	—	—	24,817
JPMorgan Chase Bank N.A.	308,338	(29,974)	—	—	278,364
Morgan Stanley & Co. International PLC	119,090	—	—	—	119,090

Total	$807,680	$(304,369)	—	—	$503,311

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	17

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1	—	$1
Common Stocks	$151,318,912	116,601,944	$5,152	267,926,008
U.S. Treasury Obligations	—	183,106,099	—	183,106,099
Short-Term Securities	27,181,016	—	—	27,181,016

Total	$178,499,928	$299,708,044	$5,152	$478,213,124

Derivative Financial Instruments[1]
Assets:
Equity contracts	$620,177	—	—	$620,177
Foreign currency exchange contracts	—	$257,414	—	257,414
Interest rate contracts	1,779,691	2,909,527	—	4,689,218
Liabilities:
Equity contracts	(4,406,083)	—	—	(4,406,083)
Foreign currency exchange contracts	(2,843,615)	(136,140)	—	(2,979,755)
Interest rate contracts	(723,444)	(1,332,516)	—	(2,055,960)

Total	$(5,573,274)	$1,698,285	—	$(3,874,989)

[1] Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,455,057	—	—	$1,455,057
Cash pledged:
Collateral — OTC derivatives	660,000	—	—	660,000
Futures contracts	44,505,100	—	—	44,505,100
Centrally cleared swaps	5,747,000	—	—	5,747,000
Foreign currency at value	67,142,462	—	—	67,142,462
Liabilities:
Cash received as collateral for OTC derivatives	—	$(2,000,000)	—	(2,000,000)

Total	$119,509,619	$(2,000,000)	—	$117,509,619

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Statement of Assets and Liabilities

September 30, 2016

Assets
Investments at value — unaffiliated (cost — $441,682,186)	$451,032,108
Investments at value — affiliated (cost — $27,181,016)	27,181,016
Cash	1,455,057
Cash pledged:
Collateral - OTC derivatives	660,000
Futures contracts	44,505,100
Centrally cleared swaps	5,747,000
Foreign currency at value (cost — $68,111,332)	67,142,462
Receivables:
Swaps	36,000
Securities lending income — affiliated	67
Capital shares sold	150,965
Dividends — affiliated	9,856
Dividends — unaffiliated	737,820
Interest	523,463
From the Manager	40,291
Variation margin on futures contracts	4,370,103
Variation margin on centrally cleared swaps	551,028
Unrealized appreciation on:
Forward foreign currency exchange contracts	257,414
OTC swaps	2,518,400
Prepaid expenses	29,198
Other assets	4,342

Total assets	606,951,690

Liabilities
Cash received as collateral for OTC derivatives	2,000,000
Payables:
Capital shares redeemed	664,369
Investment advisory fees	244,030
Offering costs	8,590
Officer’s and Trustees’ fees	7,301
Other accrued expenses	575,829
Other affiliates	134,701
Service and distribution fees	102,929
Variation margin on futures contracts	1,564,407
Unrealized depreciation on:
Forward foreign currency exchange contracts	136,140
OTC swaps	671,540

Total liabilities	6,109,836

Net Assets	$600,841,854

Net Assets Consist of
Paid-in capital	$637,014,153
Undistributed net investment income	7,788,635
Accumulated net realized loss	(48,470,877)
Net unrealized appreciation (depreciation)	4,509,943

Net Assets	$600,841,854

Net Asset Value
Institutional — Based on net assets of $271,623,359 and 20,250,543 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.41

Service — Based on net assets of $1,666,756 and 124,983 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.34

Investor A — Based on net assets of $271,941,074 and 20,400,295 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.33

Investor B — Based on net assets of $1,360,481 and 103,646 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.13

Investor C — Based on net assets of $54,050,088 and 4,173,292 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.95

Class K — Based on net assets of $200,096 and 14,914 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.42

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	19

Statement of Operations

Year Ended September 30, 2016

Investment Income
Interest	$2,453,776
Dividends — unaffiliated	5,988,490
Dividends — affiliated	560,603
Securities lending — affiliated — net	9,998
Foreign taxes withheld	(430,453)

Total income	8,582,414

Expenses
Investment advisory	3,514,211
Service and distribution — class specific	1,377,947
Transfer agent — class specific	1,117,300
Administration	268,079
Administration — class specific	127,873
Professional	235,010
Accounting services	167,801
Custodian	139,037
Printing	96,327
Registration	84,580
Officer and Trustees	27,338
Offering	8,590
Miscellaneous	184,779
Recoupment of past waived and/or reimbursed fees — class specific	92

Total expenses	7,348,964
Less:
Fees waived by the Manager	(157,189)
Administration fees waived — class specific	(22,046)
Transfer agent fees waived — class specific	(5,619)
Transfer agent fees reimbursed — class specific	(49,889)

Total expenses after fees waived and/or reimbursed	7,114,221

Net investment income	1,468,193

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(21,049,781)
Capital gain distributions received from affiliated investment companies	8,195
Futures contracts	(30,680,032)
Swaps	7,303,186
Foreign currency transactions	6,821,092

(37,597,340)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	33,689,019
Futures contracts	(4,419,753)
Swaps	1,731,500
Foreign currency translations	(819,641)

30,181,125

Net realized and unrealized loss	(7,416,215)

Net Decrease in Net Assets Resulting from Operations	$(5,948,022)

See Notes to Financial Statements.

20	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

	Year Ended September 30,
Decrease in Net Assets:	2016	2015

Operations
Net investment income	$1,468,193	$1,126,221
Net realized gain (loss)	(37,597,340)	32,163,436
Net change in unrealized appreciation (depreciation)	30,181,125	(40,836,374)

Net decrease in net assets resulting from operations	(5,948,022)	(7,546,717)

Distributions to Shareholders[1]
From net investment income:
Institutional	(9,784,450)	(7,149,829)
Service	(59,935)	(31,675)
Investor A	(10,156,296)	(6,670,170)
Investor B	(51,740)	(61,710)
Investor C	(1,747,687)	(1,086,621)
From net realized gain:
Institutional	(3,667,024)	(16,489,741)
Service	(24,526)	(83,973)
Investor A	(4,156,638)	(17,397,558)
Investor B	(42,170)	(318,235)
Investor C	(903,384)	(3,827,246)

Decrease in net assets resulting from distributions to shareholders	(30,593,850)	(53,116,758)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,533,255)	(70,375,042)

Net Assets
Total decrease in net assets	(44,075,127)	(131,038,517)
Beginning of year	644,916,981	775,955,498

End of year	$600,841,854	$644,916,981

Undistributed net investment income, end of year	$7,788,635	$21,458,812

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	21

Financial Highlights

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.20	$15.52	$15.95	$15.37	$14.03

Net investment income[1]	0.07	0.06	0.04	0.19	0.23
Net realized and unrealized gain (loss)	(0.16)	(0.23)	1.04	1.19	1.68

Net increase (decrease) from investment operations	(0.09)	(0.17)	1.08	1.38	1.91

Distributions:[2]
From net investment income	(0.51)	(0.35)	(0.20)	(0.22)	(0.26)
From net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)

Total distributions	(0.70)	(1.15)	(1.51)	(0.80)	(0.57)

Net asset value, end of year	$13.41	$14.20	$15.52	$15.95	$15.37

Total Return[3]
Based on net asset value	(0.71)%	(1.27)%	7.02%	9.35%	13.89%

Ratios to Average Net Assets
Total expenses[4]	0.91%	0.84%[5]	0.85%[5]	0.91%[5]	0.95%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	0.87%	0.81%	0.82%	0.87%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	0.87%	0.81%	0.82%	0.87%	0.89%

Net investment income[4]	0.49%	0.40%	0.28%	1.22%	1.59%

Supplemental Data
Net assets, end of year (000)	$271,623	$265,521	$342,794	$132,007	$59,041

Portfolio turnover rate[6]	359%	295%	181%	192%	324%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.05%	0.08%	0.11%	0.10%	0.05%
[5] Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	—	0.84%	0.85%	0.89%	0.91%
[6] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	359%	295%	181%	192%	254%

See Notes to Financial Statements.

22	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Financial Highlights (continued)

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.12	$15.44	$15.90	$15.31	$13.99

Net investment income (loss)[1]	0.02	0.01	(0.01)	0.15	0.19
Net realized and unrealized gain (loss)	(0.14)	(0.23)	1.02	1.19	1.67

Net increase (decrease) from investment operations	(0.12)	(0.22)	1.01	1.34	1.86

Distributions:[2]
From net investment income	(0.47)	(0.30)	(0.16)	(0.17)	(0.23)
From net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)

Total distributions	(0.66)	(1.10)	(1.47)	(0.75)	(0.54)

Net asset value, end of year	$13.34	$14.12	$15.44	$15.90	$15.31

Total Return[3]
Based on net asset value	(0.95)%	(1.58)%	6.57%	9.06%	13.53%

Ratios to Average Net Assets
Total expenses[4]	1.24%[5]	1.21%[5]	1.21%[5]	1.24%[5]	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.17%	1.17%	1.17%	1.17%	1.18%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)[4]	0.17%	0.05%	(0.04)%	0.95%	1.30%

Supplemental Data
Net assets, end of year (000)	$1,667	$1,703	$1,703	$1,774	$1,915

Portfolio turnover rate[6]	359%	295%	181%	192%	324%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.05%	0.08%	0.11%	0.10%	0.05%
[5] Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	1.23%	1.17%	1.17%	1.23%	—
[6] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	359%	295%	181%	192%	254%

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	23

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.12	$15.43	$15.89	$15.30	$13.98

Net investment income (loss)[1]	0.02	0.02	(0.00)[2]	0.15	0.19
Net realized and unrealized gain (loss)	(0.15)	(0.22)	1.01	1.19	1.66

Net increase (decrease) from investment operations	(0.13)	(0.20)	1.01	1.34	1.85

Distributions:[3]
From net investment income	(0.47)	(0.31)	(0.16)	(0.17)	(0.22)
From net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)

Total distributions	(0.66)	(1.11)	(1.47)	(0.75)	(0.53)

Net asset value, end of year	$13.33	$14.12	$15.43	$15.89	$15.30

Total Return[4]
Based on net asset value	(1.02)%	(1.48)%	6.58%	9.09%	13.51%

Ratios to Average Net Assets
Total expenses[5]	1.21%	1.14%	1.16%[6]	1.18%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.18%	1.11%	1.13%	1.14%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	1.18%	1.11%	1.13%	1.14%	1.19%

Net investment income (loss)[5]	0.15%	0.11%	(0.00)%	0.98%	1.28%

Supplemental Data
Net assets, end of year (000)	$271,941	$308,570	$350,131	$374,715	$390,209

Portfolio turnover rate[7]	359%	295%	181%	192%	324%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.05%	0.08%	0.11%	0.10%	0.05%
[6] Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.15%.
[7] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	359%	295%	181%	192%	254%

See Notes to Financial Statements.

24	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.81	$15.12	$15.69	$15.10	$13.83

Net investment income (loss)[1]	(0.12)	(0.14)	(0.15)	0.01	0.06
Net realized and unrealized gain (loss)	(0.13)	(0.22)	1.00	1.16	1.65

Net increase (decrease) from investment operations	(0.25)	(0.36)	0.85	1.17	1.71

Distributions:[2]
From net investment income	(0.24)	(0.15)	(0.11)	(0.01)	(0.13)
From net realized gain	(0.19)	(0.80)	(1.31)	(0.57)	(0.31)

Total distributions	(0.43)	(0.95)	(1.42)	(0.58)	(0.44)

Net asset value, end of year	$13.13	$13.81	$15.12	$15.69	$15.10

Total Return[3]
Based on net asset value	(1.93)%	(2.54)%	5.56%	8.04%	12.60%

Ratios to Average Net Assets
Total expenses[4]	2.68%	2.27%[5]	2.16%[5]	2.10%	2.08%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	2.14%	2.14%	2.13%	2.06%	2.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	2.14%	2.14%	2.13%	2.06%	2.05%

Net investment income (loss)[4]	(0.89%)	(0.95)%	(0.98)%	0.08%	0.45%

Supplemental Data
Net assets, end of year (000)	$1,360	$3,395	$6,861	$12,730	$19,077

Portfolio turnover rate[6]	359%	295%	181%	192%	324%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.05%	0.08%	0.11%	0.10%	0.05%
[5] Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	—	2.26%	2.15%	—	—
[6] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	359%	295%	181%	192%	254%

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	25

Financial Highlights (continued)

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.73	$15.06	$15.60	$15.02	$13.76

Net investment income (loss)[1]	(0.07)	(0.08)	(0.10)	0.04	0.08
Net realized and unrealized gain (loss)	(0.15)	(0.22)	1.00	1.17	1.64

Net increase (decrease) from investment operations	(0.22)	(0.30)	0.90	1.21	1.72

Distributions:[2]
From net investment income	(0.37)	(0.23)	(0.13)	(0.05)	(0.15)
From net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)

Total distributions	(0.56)	(1.03)	(1.44)	(0.63)	(0.46)

Net asset value, end of year	$12.95	$13.73	$15.06	$15.60	$15.02

Total Return[3]
Based on net asset value	(1.70)%	(2.20)%	5.91%	8.29%	12.75%

Ratios to Average Net Assets
Total expenses[4]	1.90%	1.82%	1.84%[5]	1.88%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.87%	1.79%	1.81%	1.83%	1.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	1.87%	1.79%	1.81%	1.83%	1.90%

Net investment income (loss)[4]	(0.54%)	(0.57)%	(0.68)%	0.28%	0.58%

Supplemental Data
Net assets, end of year (000)	$54,050	$65,728	$74,467	$81,850	$86,947

Portfolio turnover rate[6]	359%	295%	181%	192%	324%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.05%	0.08%	0.11%	0.10%	0.05%
[5] Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.83%.
[6] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	359%	295%	181%	192%	254%

See Notes to Financial Statements.

26	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Financial Highlights (concluded)

Class K
Period August 1, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$13.41

Net investment income[2]	0.03
Net realized and unrealized loss	(0.02)

Net increase from investment operations	0.01

Net asset value, end of period	$13.42

Total Return[3]
Based on net asset value	0.07%[4]

Ratios to Average Net Assets
Total expenses[5,6]	0.78%

Total expenses after fees waived and/or reimbursed[5,6]	0.75%

Net investment income[5,6]	1.20%

Supplemental Data
Net assets, end of period (000)	$200

Portfolio turnover rate[7]	359%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period August 1, 2016[1] to September 30, 2016
Investments in underlying funds	0.05%
[6] Annualized.
[7] Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
Period August 1, 2016[1] to September 30, 2016
Portfolio turnover rate (excluding MDRs)	359%
[8] Portfolio turnover rate is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	27

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (formally known as BlackRock Managed Volatility Portfolio) (the “Fund”) is a series of the Trust.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

1 Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

28	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	29

Notes to Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g. a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

30	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

(iii	)	relevant news and other public sources; and
(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

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Notes to Financial Statements (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	33

Notes to Financial Statements (continued)

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations..

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration

34	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized,

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	35

Notes to Financial Statements (continued)

it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL, BNA and BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Distribution Fee	—	—	0.75%	0.75%
Service Fee	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$ 4,330	$735,309	$24,164	$614,144	$1,377,947

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

36	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2016, the Fund paid the following to the Manager in return for these services, which are included in the administration and administration — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Class K	Total
$55,929	$346	$58,825	$483	$12,283	$7	$127,873

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statement of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$204,182	$2,481	$8,070	$214,733

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$1,736	$189	$87,898	$3,210	$4,232	$97,265

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$422,351	$3,864	$583,824	$22,254	$85,007	$1,117,300

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $11,652.

For the year ended September 30, 2016, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$1,059	$3,710	$4,769

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C	Class K
0.89%	1.17%	1.37%	2.14%	2.14%	0.84%

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	37

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue this contractual expense waiver or reimbursement prior to February 1, 2018 unless approved by the Board, including a majority of the independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

In addition, the Fund had a waiver of investment advisory fees, which is included in fees waived by Manager in the Statement of Operations. For the year ended September 30, 2016, the Manager waived $26,209 of investment advisory fees.

The amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2016, class specific expense waivers and /or reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Class K	Total
Administration Fees Waived	$19,088	$243	$2,231	$ 482	$ 2	$22,046
Transfer Agent Fees Waived	$ 505	$128	$1,785	$3,201	—	$ 5,619
Transfer Agent Fees Reimbursed	$40,900	$378	—	$8,611	—	$49,889

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2016, the amount waived was $130,980.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by the Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b) The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• The Fund has more than $50 million in assets for the fiscal year.

• The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded of $92 for Service Shares.

38	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

On September 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2017	2018
Fund Level	—	$26,209
Institutional	—	$60,494
Service	$ 162	$ 749
Investor A	—	$ 4,016
Investor B	$5,466	$12,294
Class K	—	$ 2

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2016, the Fund paid BIM $2,263 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
—	$4,115,496	$(173,870)

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,291,315,437	$1,418,226,095
U.S. Government Securities	$ 192,622,587	$ 22,169,184

For the year ended September 30, 2016, purchases and sales related to mortgage dollar rolls were $1,033,449 and $1,035,779, respectively.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	39

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2016 inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, non-deductible expenses, paydown losses and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$ (8,590)
Undistributed net investment income	$ 6,661,738
Accumulated net realized loss	$(6,653,148)

The tax character of distributions paid was as follows:

	09/30/16	09/30/15
Ordinary income	$23,895,225	$30,672,385
Long-term capital gains	6,698,625	22,444,373

Total	$30,593,850	$53,116,758

As of period end, the tax components of accumulated net earnings (losses) were as follows:
Undistributed ordinary income	$ 8,009,701
Net unrealized gains (losses)[1]	5,799,037
Qualified late-year losses[2]	(49,981,037)

Total	$(36,172,299)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gain on investment in passive foreign investment companies and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
Tax cost	$470,606,619

Gross unrealized appreciation	$ 11,254,689
Gross unrealized depreciation	(3,648,184)

Net unrealized appreciation	$ 7,606,505

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration,

40	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) used by the Global Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	41

Notes to Financial Statements (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,574,785	$89,821,957	3,867,414	$57,700,050
Shares issued in reinvestment of distributions	756,129	10,366,529	1,215,917	17,582,178
Shares redeemed	(5,776,564)	(78,914,738)	(8,481,085)	(127,257,074)

Net increase (decrease)	1,554,350	$21,273,748	(3,397,754)	$(51,974,846)

Service
Shares sold	18,749	$262,862	10,488	$153,634
Shares issued in reinvestment of distributions	5,934	81,064	7,737	111,490
Shares redeemed	(20,297)	(273,378)	(7,934)	(119,894)

Net increase	4,386	$70,548	10,291	$145,230

Investor A
Shares sold and automatic conversion of shares	1,179,094	$16,363,960	1,383,569	$20,577,493
Shares issued in reinvestment of distributions	1,025,562	13,998,929	1,637,182	23,575,412
Shares redeemed	(3,661,982)	(49,609,320)	(3,849,065)	(57,221,538)

Net decrease	(1,457,326)	$(19,246,431)	(828,314)	$(13,068,633)

Investor B
Shares sold	1,745	$24,147	2,014	$33,315
Shares issued in reinvestment of distributions	6,698	90,756	26,047	369,876
Shares redeemed and automatic conversion of shares	(150,578)	(1,999,485)	(235,961)	(3,438,472)

Net decrease	(142,135)	$(1,884,582)	(207,900)	$(3,035,281)

Investor C
Shares sold	472,147	$6,363,257	608,607	$8,793,934
Shares issued in reinvestment of distributions	188,815	2,518,794	332,475	4,681,258
Shares redeemed	(1,274,552)	(16,828,589)	(1,099,226)	(15,916,704)

Net decrease	(613,590)	$(7,946,538)	(158,144)	$(2,441,512)

42	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Notes to Financial Statements (concluded)

	Period August 1, 2016[1] to September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class K
Shares sold	14,914	$200,000	—	—

Net increase (decrease)	14,914	$200,000	—	—

Total Net Decrease	(639,401)	$(7,533,255)	(4,581,821)	$(70,375,042)

[1]	Commencement of operations.

At September 30, 2016, 14,914 Class K Shares of the Fund were owned by BlackRock HoldCo2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Tactical Opportunities Fund (formerly BlackRock Managed Volatility Portfolio):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Tactical Opportunities Fund (formerly BlackRock Managed Volatility Portfolio) (the “Fund”), a series of BlackRock Funds, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Tactical Opportunities Fund (formerly BlackRock Managed Volatility Portfolio) as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distribution paid by the Fund:

	Payable Date	12/31/15
Qualified Dividend Income for Individuals[1]		20.20%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]		2.75%
Federal Obligation Interest[2]		2.10%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]		99.04%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.146198 per share to shareholders of record on December 29, 2015.

44	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Tactical Opportunities Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.
The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile, against its Broadridge Performance Universe. The Board noted that on or about July 1, 2016, the Fund would undergo certain changes to its investment process, and in that connection, had changed its name from Managed Volatility Portfolio to Tactical Opportunities Fund.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these other metrics, for the one- and three-year periods ended December 31, 2015, the Fund underperformed its total return target. The overall risk of the Fund as measured by the standard deviation of returns was below its upper threshold and the Fund’s Sharpe Ratio was above its competitor target for the one- and three-year periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 144 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	49

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Fund.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

50	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

BlackRock Asset Management
Legal Counsel	North Asia Limited	Independent Registered Public	Address of the Trust
Sidley Austin LLP	Hong Kong	Accounting Firm	100 Bellevue Parkway
New York, NY 10019		Deloitte & Touche LLP	Wilmington, DE 19809
	BlackRock (Singapore) Limited	Philadelphia, PA 19103
Accounting Agent and	079912 Singapore
Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK TACTICAL OPPORTUNITIES FUND	SEPTEMBER 30, 2016	53

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-9/16-AR

Item  2 –   Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item  3 –   Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item  4 –   Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$21,663	$21,163	$0	$0	$13,107	$13,107	$0	$0
BlackRock Emerging Markets Dividend Fund	$35,963	$35,963	$0	$0	$14,127	$14,127	$0	$0
BlackRock Energy & Resources Portfolio	$28,238	$28,238	$0	$0	$13,107	$13,107	$0	$0
BlackRock Flexible Equity Fund	$20,988	$20,988	$0	$0	$13,107	$13,107	$0	$0
BlackRock Global Opportunities Portfolio	$32,463	$32,463	$0	$0	$14,127	$14,127	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$39,788	$27,288	$0	$0	$13,107	$13,107	$0	$0
BlackRock International Opportunities Portfolio	$27,213	$27,213	$0	$0	$14,127	$14,127	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$20,288	$20,288	$0	$0	$13,107	$13,107	$0	$0

BlackRock Science & Technology Opportunities Portfolio	$37,213	$37,213	$0	$0	$13,107	$13,107	$0	$0
BlackRock Small Cap Growth Equity Portfolio	$29,139	$22,688	$0	$0	$13,107	$13,107	$0	$0
BlackRock Tactical Opportunities Fund (Formerly BlackRock Managed Volatility Portfolio)	$64,638	$64,638	$0	$0	$13,107	$13,107	$0	$0
BlackRock U.S. Opportunities Portfolio	$25,313	$22,688	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-

approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$13,107	$13,107
BlackRock Emerging Markets Dividend Fund	$14,127	$14,127
BlackRock Energy & Resources Portfolio	$13,107	$13,107
BlackRock Flexible Equity Fund	$13,107	$13,107
BlackRock Global Opportunities Portfolio	$14,127	$14,127
BlackRock Health Sciences Opportunities Portfolio	$13,107	$13,107
BlackRock International Opportunities Portfolio	$14,127	$14,127
BlackRock Mid-Cap Growth Equity Portfolio	$13,107	$13,107
BlackRock Science & Technology Opportunities Portfolio	$13,107	$13,107
BlackRock Small Cap Growth Equity Portfolio	$13,107	$13,107
BlackRock Tactical Opportunities Fund (Formerly BlackRock Managed Volatility Portfolio)	$13,107	$13,107
BlackRock U.S. Opportunities Portfolio	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

  Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

  Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

 Not Applicable

  Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

  Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

 Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	December 2, 2016